                                                                                                                       Exhibit 10.1

_______________________________________________________________________________________________________________________________________

                                   STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

                                                      Depositor

                                                         and

                                               WELLS FARGO BANK, N.A.,

                                     Trustee and Group V Exchange Trust Trustee

                                                   POOLING AGREEMENT
                                             Dated as of October 31, 2007

                                                    $552,959,038

                                    Bear Stearns Structured Products Inc. Trust,
                                                   Series 2007-R8
                                                      backed by
Bear Stearns ALT-A Trust II, Mortgage Pass-Through Certificates, Series 2007-1, Bear Stearns Asset Backed Securities
I Trust 2007-AC3, Asset-Backed Certificates, Series 2007-AC3, Bear Stearns Asset Backed Securities I Trust 2007-AC5,
                                   Asset-Backed Certificates, Series 2007-AC5 and
   Structured Asset Mortgage Investments II Trust 2007-AR7, Mortgage Pass-Through Certificates, Series 2007-AR7

_______________________________________________________________________________________________________________________________________

                                                 TABLE OF CONTENTS

     Section 2.01       Conveyance of the Underlying Certificates and the Uncertificated REMIC I

     Section 5.03       Trustee and Group V Exchange Trust Trustee Not Liable for Certificates or Underlying

Exhibit A-1          -    Form of Group I, Group II, Group III, Group IV, Group V (other than the Class V-A-3
                          Certificates) and the Group VI Certificates
Exhibit A-2          -    Form of Class V-A-3 Certificates
Exhibit A-3          -    Form of Class R Certificates
Exhibit B            -    Form of Annual Certification
Exhibit C            -    Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit D            -    Form 10-D, Form 8-K and Form 10-K Reporting Responsibility
Exhibit E            -    Additional Disclosure Notification
Exhibit F            -    Form of Transferor Letter
Exhibit G            -    Form of Residual Transfer Affidavit and Agreement
Exhibit H            -    Form of Exchange Letter

Schedule A           -    Underlying Certificates
Schedule B           -    Combination Groups

                  POOLING  AGREEMENT,  dated as of October 31, 2007, by and among  STRUCTURED  ASSET  MORTGAGE  INVESTMENTS II INC., as depositor (the  "Depositor")  and WELLS FARGO BANK,  N.A., as trustee (the "Trustee") and group V exchange trust trustee (the "Group V
Exchange Trust Trustee").

                                                         PRELIMINARY STATEMENT

                  The Trustee on behalf of the Trust will execute and deliver the Bear Stearns Structured  Products Inc. Trust,  Series
2007-R8,  Class I-A-1,  Class I-A-2,  Class II-A-1,  Class II-A-2,  Class III-A-1,  Class III-A-2,  Class IV-A-1,  Class IV-A-2,  Class
V-A-1a,  Class V-A-1b, Class V-A-1c, Class V-A-2, Class V-A-3, Class VI-A-1a,  Class VI-A-1b,  Class VI-A-1c,  Class VI-A-2 and Class R
Certificates  representing in the aggregate the entire beneficial  ownership the Trust (as defined herein), the primary assets of which are the Underlying Certificates (as defined herein).  The Depositor intends to sell some or all of the Certificates.

                                                                REMIC I

                  As provided  herein,  the  Trustee  will elect to treat the  segregated  pool of assets  contained  in the Trust Fund consisting  of the  Underlying  Certificates  (other  than the  Underlying  Group V  Certificates)  as a REMIC for  federal  income tax purposes,  designated  as "REMIC I". For  purposes of the REMIC  Provisions,  Component I of the Class R  Certificates  will  represent ownership of the sole class of "residual  interests"  in REMIC I.  Component I of the Class R  Certificates  will not bear  interest or have a principal  amount.  The following  table  irrevocably  sets forth the  designation,  the  Uncertificated  Pass-Through  Rate (as defined herein) and the initial  Uncertificated  Principal Balance (as defined herein) for each of the  Uncertificated  REMIC I Regular
Interests (as defined  herein),  which are hereby  designated as the "regular  interests" in REMIC I. Solely for purposes of satisfying
Treasury  regulation section  1.860G-1(a)(4)(iii),  the Distribution Date immediately  following the latest scheduled maturity date for the Underlying  Certificates  (other than the Underlying  Group V Certificates)  has been designated as the "latest  possible  maturity date" for each of the Uncertificated REMIC I Regular Interests.

                                      Uncertificated Pass-Through
               Designation                        Rate                Initial Uncertificated Principal Balance
             __________________________________________________________________________________________________
                  I-A-1                           (1)                               $118,996,690
                  I-A-2                           (1)                                $13,575,578
                 II-A-1                           (1)                                $41,942,285
                 II-A-2                           (1)                                $4,921,221
                 III-A-1                          (1)                                $53,951,748
                 III-A-2                          (1)                                $9,863,896
                 IV-A-1                           (1)                               $102,986,630
                 IV-A-2                           (1)                                $18,174,642
                 VI-A-1a                          (1)                                $90,145,282
                  VI-A-2                          (1)                                $3,006,766
                 VI-A-1c                          (1)                                $3,006,766
                 VI-A-2                           (1)                                $12,027,062
________________
(1)  Each Class of the  Uncertificated  REMIC I Regular Interests will bear interest at the  Uncertificated  Pass-Through Rate for that Class, as described in the definition of Uncertificated Pass-Through Rate in Section 1.01.

                                                               REMIC II

         As provided  herein,  the Trustee will elect to treat the  segregated  pool of assets  contained in the Trust Fund  consisting of the Uncertificated  REMIC I Regular Interests as a REMIC for federal income tax purposes,  designated as "REMIC II". For purposes of the REMIC Provisions,  Component II of the Class R Certificates will represent  ownership of the sole class of "residual  interests" in
REMIC II. Component II of the Class R Certificates will not bear interest or have a principal  amount.  The following table irrevocably sets forth the designation,  the Pass-Through Rates (as defined herein) and the initial principal amount for REMIC II Regular Interests
VI-AE-8, VI-AE-9, VI-AE-10, and VI-AE-11 and each Class of Certificates that represent ownership of "regular interests" in REMIC II (the
"REMIC II Regular Interests"). Solely for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii), the Distribution Date immediately  following  the  latest  scheduled  maturity  date for the  Underlying  Certificates  (other  than the  Underlying  Group V
Certificates) has been designated as the "latest possible maturity date" for each Class of the REMIC II Regular Interests.

            Designation                     Pass-Through Rate                  Initial Principal Amount
        ________________________________________________________________________________________________
            Class I-A-1                            (1)                               $118,996,690
            Class I-A-2                            (1)                               $13,575,578
            Class II-A-1                           (1)                               $41,942,285
            Class II-A-2                           (1)                                $4,921,221
           Class III-A-1                           (1)                               $53,951,748
           Class III-A-2                           (1)                                $9,863,896
            Class IV-A-1                           (1)                               $102,986,630
            Class IV-A-2                           (1)                               $18,174,642
            Class VI-A-2                           (1)                               $12,027,062
           Class VI-AE-4                           (1)                               $90,145,282
           Class VI-AE-5                           (1)                                   (3)
              VI-AE-8                              (2)                                $3,006,766
              VI-AE-9                              (2)                                   (4)
              VI-AE-10                             (2)                                $3,006,766
              VI-AE-11                             (2)                                   (4)

________________
(1)      This Class  of  the  REMIC II Regular  Interests  will bear  interest at the related  Pass-Through  Rate as  described  in the definition of Pass-Through Rate in Section 1.01.

(2)      This Class of the REMIC II Regular Interests will bear interest at an interest rate equal to the Pass-Through Rate on the Class of Certificates bearing the same designation.

(3)      The Class  VI-AE-5  Certificates  will not have a principal  amount but will bear  interest on a notional  amount equal to the
Uncertificated Principal Balance of Uncertificated REMIC I Regular Interest VI-A-1a.

(4)      The Class  VI-AE-9  Certificates  will not have a principal  amount but will bear  interest on a notional  amount equal to the
Uncertificated Principal Balance of the Uncertificated REMIC I Regular Interest VI-A-1b.

(5)      The Class  VI-AE-11  Certificates  will not have a principal  amount but will bear interest on a notional  amount equal to the
Uncertificated Principal Balance of the Uncertificated REMIC I Regular Interest VI-A-1c.

                                                         GROUP V GRANTOR TRUST

         As provided  herein,  the  Depositor  intends to treat the  segregated  pool of assets  consisting of the  Underlying  Group V
Certificates  (the "Group V Grantor  Trust") as a grantor trust for federal income tax purposes.  The Group V-A-1,  Class V-A-2,  Class
V-A-3, Class V-AE-4, Class V-AE-7 and Class V-AE-8 Certificates (the "Group V Grantor Trust Certificates") represent the entire beneficial ownership of the Group V Grantor Trust.
                                                        GROUP V EXCHANGE TRUST

         As provided  herein,  the Depositor  intends to treat the Group V Exchange Trust (as defined  herein) as  a partnership among the Holders of the Class V-AE-5, Class V-AE-6, Class V-AE-9, Class V-AE-10,  Class V-AE-11 and Class V-AE-12  Certicicates,  if any (the
"Partnership  Certificates") if, for federal income tax purposes, the Group V Exchange Trust is considered to have more than one owner, or if, for federal income tax purposes,  the Group V Exchange Trust is considered to have a single owner, as a division that is ignored as an entity separate from such owner.
                                                        GROUP VI EXCHANGE TRUST

         As provided  herein,  the  Depositor  intends to treat the Group VI Exchange  Trust (as defined  herein) as a grantor trust for federal income tax purposes.  The Class VI-A-1,  Class VI-AE-3,  Class VI-AE-6,  Class  VI-AE-7,  Class VI-AE-8,  Class VI-AE-9,  Class
VI-AE-10 and Class VI-AE-11 Certificates (the "Group VI Exchange Certificates") outstanding on any date represent the entire beneficial ownership of the Group VI Exchange Trust.

         All things  necessary to make this Agreement a valid  declaration of trust by the Depositor in accordance  with its terms have been done.

         In  consideration  of the premises and the mutual  agreements  herein  contained,  and for other valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged, the Depositor and the Trustee agree as follows:

                                                               ARTICLE I

                                                              DEFINITIONS

Section 1.01. Defined Terms.

                  Whenever used in this Agreement,  including the Preliminary  Statement,  the following words and phrases,  unless the context otherwise requires, shall have the following meanings:

                  Accounts:  The Certificate  Account,  the Group V Exchange Trust Account or the Class V-A-3 Reserve  Account,  as the
context may require.

                  Additional Class A-1 Interest Amount:  The meaning set forth in the Underlying BSABS 2007-AC3 Agreement.

                  Adverse REMIC Event:  The meaning assigned in Section 8.01(f).

                  Affiliate:  With respect to any specified Person,  any other Person that directly,  or indirectly through one or more intermediaries,  controls or is  controlled  by, or is under common  control  with,  such  specified  Person.  For the purposes of this definition,  "control" when used with respect to any specified Person means possession,  direct or indirect,  of the power to direct or cause the direction of the management and policies of such Person,  whether through the ownership of voting securities,  by contract or otherwise, and the terms "controlling," "controlled by" and "under common control with" have meanings correlative to the foregoing.

                  Agreement:  This Pooling Agreement and all amendments hereof and supplements hereto.

                  Available  Funds:  With respect to each  Certificate  Group, as of any date of  determination,  the aggregate  amount received with respect to the related Underlying Certificates that is on deposit in the Certificate  Account as of such date, net of any portion thereof which represents amounts to be paid to any Person pursuant to clause (ii) of Section 3.04.

                  Bear, Stearns:  Bear, Stearns & Co. Inc.

                  Business  Day:  Any day other than a  Saturday,  a Sunday or a day on which the Federal  Reserve  Bank of New York is closed or on which banking  institutions  in New York or in any city in which the Corporate  Trust Office of the Trustee is located are authorized or obligated by law or executive order to close.

                  Certificate:  Any Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2, Class III-A-1,  Class III-A-2,  Class IV-A-1,
Class IV-A-2, Class V-A-1a, Class V-A-1b, Class V-A-1c, Class V-A-2, Class V-A-3, Class VI-A-1a,  Class VI-A-1b,  Class VI-A-1c,  Class
VI-A-2 and Class R Certificates and any Exchanged  Certificates as executed  hereunder by the Trustee and  authenticated  and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3 hereto.

                  Certificate  Account:  The trust  account or  accounts,  which shall at all times be Eligible  Accounts,  created and maintained  by the Trustee for the benefit of the  Certificateholders  pursuant to Section  3.03.  Funds  deposited in the  Certificate
Account shall be held in trust for the Certificateholders for the uses and purposes set forth in Article III hereof.

                  Certificate  Group:  Each of the  Group I  Certificates,  Group II  Certificates,  Group III  Certificates,  Group IV
Certificates, Group V Certificates or Group VI Certificates, as applicable.

                  Certificate  Owner: Any Person who is the beneficial owner of a Certificate  registered in the name of the Depository or its  nominee.  Any  reference  herein to a  "beneficial  interest"  in a security  also shall  mean,  unless the  context  otherwise requires,  a security  entitlement  with respect to such  security,  and any reference  herein to a "beneficial  owner" or  "beneficial holder" of a security also shall mean,  unless the context  otherwise  requires,  the holder of a security  entitlement with respect to such security.

                  Certificate Registrar and Certificate Register:  Shall each have the meanings provided in Section 4.02.

                  Certificateholder  or Holder:  The Person in whose name a  Certificate  is registered  in the  Certificate  Register, except that, solely for the purpose of giving any consent,  approval or waiver pursuant to this Agreement,  any Certificate  registered in the name of the Depositor or any Affiliate  thereof  shall be deemed not to be  outstanding  and shall not be taken into account for purposes of  determining  whether the Holders of  Certificates  evidencing the requisite  aggregate  Percentage  Interest  necessary to effect any such consent, approval or waiver has been obtained, unless such Persons collectively own all the Certificates.

                  Class:  Collectively, all of the Certificates bearing the same designation.

                  Class I-A-1  Certificate:  Any Class I-A-1  Certificate as executed  hereunder by the Trustee and  authenticated  and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-1 hereto.

                  Class I-A-2  Certificate:  Any Class I-A-2  Certificate as executed  hereunder by the Trustee and  authenticated  and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-1 hereto.

                  Class I-A-2 Principal  Distribution Amount: An amount equal to (A) with respect to any Distribution Date on which the aggregate  stated  principal  balance of the related  underlying  mortgage  loans as of the beginning of the related due period is less than 50% of the aggregate  stated  principal  balance of the related  underlying  mortgage loans as of the related  underlying  cut-off date, (i) prior to the  Distribution  Date in September 2010 and if the Current  Principal  Amount of the Class I-A-1  Certificates  is
greater than zero, 50% of the Class I-A-2 Pro-rata Share of  Unscheduled  Principal for Group I as of such  Distribution  Date and (ii)
on and after the Distribution  Date in September 2010 or if the Current  Principal Amount of the Class I-A-1  Certificates is zero, the
Class I-A-2 Pro-rata Share of Unscheduled  Principal for Group I as of such Distribution  Date, or (B) with respect to any Distribution
Date on which the aggregate stated principal  balance of the related  underlying  mortgage loans as of the beginning of the related due period is at least 50% of the original  aggregate stated principal balance of the related  underlying  mortgage loans as of the related underlying cut-off date and the Current Principal Amount of the Class I-A-1 Certificates is greater than zero, $0.

                  Class I-A-2 Pro-rata Share: With respect to any Distribution Date, a fraction,  the numerator of which is the Current
Principal Amount of the Class I-A-2  Certificates as of such  Distribution  Date and the denominator of which is the aggregate  Current
Principal Amounts of the Class I-A-1 Certificates and the Class I-A-2 Certificates as of such Distribution Date.

                  Class II-A-1  Certificate:  Any Class II-A-1  Certificate as executed  hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-1 hereto.

                  Class II-A-2  Certificate:  Any Class II-A-2  Certificate as executed  hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-1 hereto.

                  Class II-A-2 Principal  Distribution  Amount:  An amount equal to (A) with respect to any Distribution  Date on which the aggregate stated principal balance of the related  underlying  mortgage loans as of the beginning of the related due period is less than 50% of the original  aggregate  stated principal  balance of the related  underlying  mortgage loans as of the related  underlying cut-off  date,  (i)  prior to the  Distribution  Date in  September  2010 and if the  Current  Principal  Amount  of the  Class  II-A-1
Certificates  is  greater  than  zero,  50% of the  Class  II-A-2  Pro-rata  Share of  Unscheduled  Principal  for  Group II as of such
Distribution  Date and (ii) on and after the  Distribution  Date in  September  2010 or if the  Current  Principal  Amount of the Class
II-A-1  Certificates is zero, the Class II-A-2 Pro-rata Share of Unscheduled  Principal for Group II as of such  Distribution  Date, or
(B) with respect to any Distribution Date on which the aggregate stated principal balance of the related  underlying  mortgage loans as of the  beginning  of the  related  due period is at least 50% of the  original  aggregate  stated  principal  balance  of the  related underlying  mortgage loans as of the related underlying cut-off date and the Current Principal Amount of the Class II-A-1  Certificates
is greater than zero, $0.

                  Class II-A-2  Pro-rata  Share:  With respect to any  Distribution  Date,  a fraction,  the  numerator of which is the
Current  Principal Amount of the Class II-A-2  Certificates as of such  Distribution Date and the denominator of which is the aggregate
Current Principal Amounts of the Class II-A-1 Certificates and the Class II-A-2 Certificates as of such Distribution Date.

                  Class III-A-1  Certificate:  Any Class III-A-1 Certificate as executed hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-1 hereto.

                  Class III-A-2  Certificate:  Any Class III-A-2 Certificate as executed hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-1 hereto.

                  Class III-A-2  Principal  Distribution  Amount: An amount equal to (A) with respect to any Distribution Date on which the aggregate stated principal balance of the related  underlying  mortgage loans as of the beginning of the related due period is less than 50% of the original  aggregate  stated principal  balance of the related  underlying  mortgage loans as of the related  underlying cut-off  date,  (i) prior to the  Distribution  Date in  September  2010 and if the  Current  Principal  Amount  of the  Class  III-A-1
Certificates  is  greater  than  zero,  50% of the Class  III-A-2  Pro-rata  Share of  Unscheduled  Principal  for Group III as of such
Distribution  Date and (ii) on and after the  Distribution  Date in  September  2010 or if the  Current  Principal  Amount of the Class
III-A-1  Certificates is zero, the Class III-A-2 Pro-rata Share of Unscheduled  Principal for Group III as of such  Distribution  Date, or (B) with respect to any Distribution Date on which the aggregate stated principal balance of the related  underlying  mortgage loans as of the  beginning  of the related  due period is at least 50% of the  original  aggregate  stated  principal  balance of the related underlying  mortgage loans as of the related underlying cut-off date and the Current Principal Amount of the Class III-A-1  Certificate
is greater than zero, $0.

                  Class  III-A-2  Pro-rata  Share:  With respect to any  Distribution  Date, a fraction,  the numerator of which is the
Current  Principal Amount of the Class III-A-2  Certificates as of such Distribution Date and the denominator of which is the aggregate
Current Principal Amounts of the Class III-A-1 Certificates and the Class III-A-2 Certificates as of such Distribution Date.

                  Class IV-A-1  Certificate:  Any Class IV-A-1  Certificate as executed  hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-1 hereto.

                  Class IV-A-2  Certificate:  Any Class IV-A-2  Certificate as executed  hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-1 hereto.

                  Class IV-A-2 Principal  Distribution  Amount:  An amount equal to (A) with respect to any Distribution  Date on which the aggregate stated  principal  balance of the related  underlying  mortgage loans in sub-loan group I and sub-loan group II as of the beginning of the related due period is less than 50% of the  original  aggregate  stated  principal  balance of the related  underlying mortgage  loans in sub-loan  group I and sub-loan group II as of the related  underlying  cut-off date,  (i) prior to the  Distribution
Date in October 2010 and if the Current  Principal  Amount of the Class  IV-A-1  Certificates  is greater  than zero,  50% of the Class
IV-A-2 Pro-rata Share of Unscheduled  Principal for Group IV as of such  Distribution  Date and (ii) on and after the Distribution Date in October 2010 or if the Current  Principal  Amount of the Class IV-A-1  Certificates  is zero,  the Class  IV-A-2  Pro-rata  Share of
Unscheduled  Principal for Group IV as of such  Distribution  Date, or (B) with respect to any Distribution Date on which the aggregate stated  principal  balance of the related  underlying  mortgage  loans in sub-loan group I and sub-loan group II as of the beginning of the related due period is at least 50% of the original aggregate stated principal balance of the related  underlying  mortgage loans in sub-loan group I and sub-loan group II as of the related  underlying  cut-off date and the Current Principal Amount of the Class IV-A-1
Certificates is greater than zero, $0.

                  Class IV-A-2  Pro-rata  Share:  With respect to any  Distribution  Date,  a fraction,  the  numerator of which is the
Current  Principal Amount of the Class IV-A-2  Certificates as of such  Distribution Date and the denominator of which is the aggregate
Current Principal Amounts of the Class IV-A-1 Certificates and the Class IV-A-2 Certificates as of such Distribution Date.

                  Class V-A-1 Certificates:  Each of the Class V-A-1a, Class V-A-1b and Class V-A-1c Certificates.

                  Class V-A-1a  Certificate:  Any Class V-A-1a  Certificate as executed  hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-1 hereto.

                  Class V-A-1a Interest Carryover  Shortfall Amount:  With respect to any Distribution Date, an amount equal to the sum of (a) any  outstanding  unpaid  Class  V-A-1a  Interest  Distribution  Amount  owed to the Class  V-A-1a  Certificateholders  from the preceding  Distribution  Date and (b) interest on such outstanding  unpaid interest amount at the related  Pass-Through  Rate from such preceding Distribution Date to but not including such current Distribution Date.

                  Class V-A-1a Interest  Distribution  Amount: With respect to any Distribution Date, an amount equal to the sum of (i)
the Class V-A-1a Monthly Interest Amount for such Distribution Date and (ii) the Class V-A-1a Interest  Carryover  Shortfall Amount for
such Distribution Date.

                  Class  V-A-1a  Monthly  Interest  Amount:  With  respect to any  Distribution  Date,  an amount equal to the interest accrued on the Class V-A-1a Certificates at the related Pass-Through-Rate for the applicable Interest Accrual Period.

                  Class V-A-1a Monthly Principal Amount:  With respect to any Distribution  Date, an amount equal to the sum of (a) the
Class V-A-1a  Percentage of the amounts in respect of principal  received on the Underlying Group V Certificates for such  Distribution
Date and (b) the Class V-A-1a Percentage of Realized Losses allocated to the Underlying Group V Certificates for such Distribution Date.

                  Class V-A-1a Percentage:  With respect to each Distribution Date is 78.203390%.

                  Class V-A-1a Principal  Carryover  Shortfall Amount:  With respect to any Distribution  Date, any outstanding  unpaid
Class V-A-1a Principal Distribution Amount from the immediately preceding Distribution Date.

                  Class V-A-1a Principal  Distribution  Amount:  With respect to any  Distribution  Date, an amount equal to the sum of
(i) the Class V-A-1a Monthly  Principal  Amount for such  Distribution  Date and (ii) the Class V-A-1a  Principal  Carryover  Shortfall
Amount for such Distribution Date.

                  Class V-A-1b  Certificate:  Any Class V-A-1b  Certificate as executed  hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-1 hereto.

                  Class V-A-1b Interest Carryover  Shortfall Amount:  With respect to any Distribution Date, an amount equal to the sum of (a) any  outstanding  unpaid  Class  V-A-1b  Interest  Distribution  Amount  owed to the Class  V-A-1b  Certificateholders  from the preceding  Distribution  Date and (b) interest on such outstanding  unpaid interest amount at the related  Pass-Through  Rate from such preceding Distribution Date to but not including such current Distribution Date.

                  Class V-A-1b Interest  Distribution  Amount: With respect to any Distribution Date, an amount equal to the sum of (i)
the Class V-A-1b Monthly Interest Amount for such Distribution Date and (ii) the Class V-A-1b Interest  Carryover  Shortfall Amount for
such Distribution Date.

                  Class  V-A-1b  Monthly  Interest  Amount:  With  respect to any  Distribution  Date,  an amount equal to the interest accrued on the Class V-A-1b Certificates at the related Pass-Through Rate for the applicable Interest Accrual Period.

                  Class V-A-1b Monthly Principal Amount:  With respect to any Distribution  Date, an amount equal to the sum of (a) the
Class V-A-1b  Percentage of the amounts in respect of principal  received on the Underlying Group V Certificates for such  Distribution
Date and (b) the Class V-A-1b Percentage of Realized Losses allocated to the Underlying Group V Certificates for such Distribution Date.

                  Class V-A-1b Percentage:  With respect to each Distribution Date is 3.632769%.

                  Class V-A-1b Principal  Carryover  Shortfall Amount:  With respect to any Distribution  Date, any outstanding  unpaid
Class V-A-1b Principal Distribution Amount from the immediately preceding Distribution Date.

                  Class V-A-1b Principal  Distribution  Amount:  With respect to any  Distribution  Date, an amount equal to the sum of
(i) the Class V-A-1b Monthly  Principal  Amount for such  Distribution  Date and (ii) the Class V-A-1b  Principal  Carryover  Shortfall
Amount for such Distribution Date.

                  Class V-A-1c  Certificate:  Any Class V-A-1c  Certificate as executed  hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-1 hereto.

                  Class V-A-1c Interest Carryover  Shortfall Amount:  With respect to any Distribution Date, an amount equal to the sum of (a) any  outstanding  unpaid  Class  V-A-1c  Interest  Distribution  Amount  owed to the Class  V-A-1c  Certificateholders  from the preceding  Distribution  Date and (b) interest on such outstanding  unpaid interest amount at the related  Pass-Through  Rate from such preceding Distribution Date to but not including such current Distribution Date.

                  Class V-A-1c Interest  Distribution  Amount: With respect to any Distribution Date, an amount equal to the sum of (i)
the Class V-A-1c Monthly Interest Amount for such Distribution Date and (ii) the Class V-A-1c Interest  Carryover  Shortfall Amount for
such Distribution Date.

                  Class  V-A-1c  Monthly  Interest  Amount:  With  respect to any  Distribution  Date,  an amount equal to the interest accrued on the Class V-A-1c Certificates at the related Pass-Through Rate for the applicable Interest Accrual Period.

                  Class V-A-1c Monthly Principal Amount:  With respect to any Distribution  Date, an amount equal to the sum of (a) the
Class V-A-1c  Percentage of the amounts in respect of principal  received on the Underlying Group V Certificates for such  Distribution
Date and (b) the Class V-A-1c Percentage of Realized Losses allocated to the Underlying Group V Certificates for such Distribution Date.

                  Class V-A-1c Percentage:  With respect to each Distribution Date is 3.632769%.

                  Class V-A-1c Principal  Carryover  Shortfall Amount:  With respect to any Distribution  Date, any outstanding  unpaid
Class V-A-1c Principal Distribution Amount from the immediately preceding Distribution Date.

                  Class V-A-1c Principal  Distribution  Amount:  With respect to any  Distribution  Date, an amount equal to the sum of
(i) the Class V-A-1c Monthly  Principal  Amount for such  Distribution  Date and (ii) the Class V-A-1c  Principal  Carryover  Shortfall
Amount for such Distribution Date.

                  Class V-A-2  Certificate:  Any Class V-A-2  Certificate as executed  hereunder by the Trustee and  authenticated  and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-1 hereto.

                  Class  V-A-2  Interest  Carryover  Shortfall  Amount:  With  respect  to any  Distribution  Date,  the sum of (a) any outstanding  unpaid  Class  V-A-2  Interest  Distribution  Amount  owed  to the  Class  V-A-2  Certificateholders  from  the  preceding
Distribution  Date and (b) interest on such  outstanding  unpaid interest amount at the related  Pass-Through  Rate from such preceding
Distribution Date to but not including such current Distribution Date.

                  Class V-A-2 Interest  Distribution  Amount:  With respect to any Distribution Date, an amount equal to the sum of (i)
the Class V-A-2 Monthly Interest Amount for such  Distribution  Date and (ii) the Class V-A-2 Interest  Carryover  Shortfall Amount for
such Distribution Date.

                  Class V-A-2 Monthly Interest Amount:  With respect to any Distribution  Date, an amount equal to the interest accrued on the Class V-A-2 Certificates at the related Pass-Through Rate for the applicable Interest Accrual Period.

                  Class V-A-2 Monthly  Principal Amount:  With respect to any Distribution  Date, an amount equal to the sum of (a) the
Class V-A-2 Percentage of the amounts in respect of principal  received on the Underlying  Group V Certificates  for such  Distribution
Date and (b) the Class V-A-2  Percentage of Realized Losses (as defined in the Underlying  BSABS 2007-AC3  Agreement)  allocated to the
Underlying Group V Certificates for such Distribution Date.

                  Class V-A-2 Percentage:  With respect to each Distribution Date is 14.531072%.

                  Class V-A-2 Principal  Carryover  Shortfall  Amount:  With respect to any  Distribution  Date, an amount equal to any outstanding unpaid Class V-A-2 Principal Distribution Amount from the immediately preceding Distribution Date.

                  Class V-A-2 Principal  Distribution  Amount: With respect to any Distribution Date, an amount equal to the sum of (i)
the Class V-A-2 Monthly Principal Amount for such Distribution Date and (ii) the Class V-A-2 Principal  Carryover  Shortfall Amount for
such Distribution Date.

                  Class V-A-3  Certificate:  Any Class V-A-3  Certificate as executed  hereunder by the Trustee and  authenticated  and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-2 hereto.

                  Class V-A-3 Reserve  Account:  The account  established  and  maintained by the Trustee with the Trustee  pursuant to
Section 3.12 hereof.

                  Class V-AE-4  Certificate:  Any Class V-AE-4  Certificate as executed  hereunder by the Trustee and authenticated and delivered  hereunder by the Certificate  Registrar,  substantially in the form of Exhibit A-1 hereto,  with a Pass-Through  Rate as set forth on Schedule B hereto.

                  Class V-AE-5  Certificate:  Any Class V-AE-5  Certificate as executed hereunder by the Group V Exchange Trust Trustee and  authenticated  and delivered  hereunder by the  Certificate  Registrar,  substantially  in the form of Exhibit A-1 hereto,  with a
Pass-Through Rate as set forth on Schedule B hereto.

                  Class V-AE-6  Certificate:  Any Class V-AE-6  Certificate as executed hereunder by the Group V Exchange Trust Trustee and  authenticated  and delivered  hereunder by the  Certificate  Registrar,  substantially  in the form of Exhibit A-1 hereto,  with a
Pass-Through Rate as set forth on Schedule B hereto.

                  Class V-AE-7  Certificate:  Any Class V-AE-7  Certificate as executed  hereunder by the Trustee and authenticated and delivered  hereunder by the Certificate  Registrar,  substantially in the form of Exhibit A-1 hereto,  with a Pass-Through  Rate as set forth on Schedule B hereto.

                  Class V-AE-8  Certificate:  Any Class V-AE-8  Certificate as executed  hereunder by the Trustee and authenticated and delivered  hereunder by the Certificate  Registrar,  substantially in the form of Exhibit A-1 hereto,  with a Pass-Through  Rate as set forth on Schedule B hereto.

                  Class V-AE-9  Certificate:  Any Class V-AE-9  Certificate as executed hereunder by the Group V Exchange Trust Trustee and  authenticated  and delivered  hereunder by the  Certificate  Registrar,  substantially  in the form of Exhibit A-1 hereto,  with a
Pass-Through Rate as set forth on Schedule B hereto.

                  Class  V-AE-10  Certificate:  Any Class  V-AE-10  Certificate  as executed  hereunder  by the Group V Exchange  Trust
Trustee and authenticated and delivered hereunder by the Certificate  Registrar,  substantially in the form of Exhibit A-1 hereto, with a Pass-Through Rate as set forth on Schedule B hereto.

                  Class  V-AE-11  Certificate:  Any Class  V-AE-11  Certificate  as executed  hereunder  by the Group V Exchange  Trust
Trustee and authenticated and delivered hereunder by the Certificate  Registrar,  substantially in the form of Exhibit A-1 hereto, with a Pass-Through Rate as set forth on Schedule B hereto.

                  Class  V-AE-12  Certificate:  Any Class  V-AE-12  Certificate  as executed  hereunder  by the Group V Exchange  Trust
Trustee and authenticated and delivered hereunder by the Certificate  Registrar,  substantially in the form of Exhibit A-1 hereto, with a Pass-Through Rate as set forth on Schedule B hereto.

                  Class VI-A-1 Certificate:    Any of the Class VI-A-1a, Class VI-A-1b and Class VI-A-1c Certificates.

                  Class VI-A-1a  Certificate:  Any Class VI-A-1a Certificate as executed hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-1 hereto.

                  Class VI-A-1b  Certificate:  Any Class VI-A-1b Certificate as executed hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-1 hereto.

                  Class VI-A-1c  Certificate:  Any Class VI-A-1c Certificate as executed hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-1 hereto.

                  Class VI-A-2  Certificate:  Any Class VI-A-2  Certificate as executed  hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A-1 hereto.

                  Class VI-AE-3  Certificate:  Any Class VI-AE-3 Certificate as executed hereunder by the Trustee and authenticated and delivered  hereunder by the Certificate  Registrar,  substantially in the form of Exhibit A-1 hereto,  with a Pass-Through  Rate as set forth on Schedule B hereto.

                  Class VI-AE-4  Certificate:  Any Class VI-AE-4 Certificate as executed hereunder by the Trustee and authenticated and delivered  hereunder by the Certificate  Registrar,  substantially in the form of Exhibit A-1 hereto,  with a Pass-Through  Rate as set forth on Schedule B hereto.

                  Class VI-AE-5  Certificate:  Any Class VI-AE-5 Certificate as executed hereunder by the Trustee and authenticated and delivered  hereunder by the Certificate  Registrar,  substantially in the form of Exhibit A-1 hereto,  with a Pass-Through  Rate as set forth on Schedule B hereto.

                  Class VI-AE-6  Certificate:  Any Class VI-AE-6 Certificate as executed hereunder by the Trustee and authenticated and delivered  hereunder by the Certificate  Registrar,  substantially in the form of Exhibit A-1 hereto,  with a Pass-Through  Rate as set forth on Schedule B hereto.

                  Class VI-AE-7  Certificate:  Any Class VI-AE-7 Certificate as executed hereunder by the Trustee and authenticated and delivered  hereunder by the Certificate  Registrar,  substantially in the form of Exhibit A-1 hereto,  with a Pass-Through  Rate as set forth on Schedule B hereto.

                  Class VI-AE-8  Certificate:  Any Class VI-AE-8 Certificate as executed hereunder by the Trustee and authenticated and delivered  hereunder by the Certificate  Registrar,  substantially in the form of Exhibit A-1 hereto,  with a Pass-Through  Rate as set forth on Schedule B hereto.

                  Class VI-AE-9  Certificate:  Any Class VI-AE-9 Certificate as executed hereunder by the Trustee and authenticated and delivered  hereunder by the Certificate  Registrar,  substantially in the form of Exhibit A-1 hereto,  with a Pass-Through  Rate as set forth on Schedule B hereto.

                  Class VI-AE-10  Certificate:  Any Class VI-AE-10  Certificate as executed  hereunder by the Trustee and authenticated and delivered  hereunder by the Certificate  Registrar,  substantially in the form of Exhibit A-1 hereto,  with a Pass-Through  Rate as set forth on Schedule B hereto.

                  Class VI-AE-11  Certificate:  Any Class VI-AE-11  Certificate as executed  hereunder by the Trustee and authenticated and delivered  hereunder by the Certificate  Registrar,  substantially in the form of Exhibit A-1 hereto,  with a Pass-Through  Rate as set forth on Schedule B hereto.

                  Class A  Certificates:  Any of the Class I-A-1,  Class I-A-2,  Class  II-A-1,  Class  II-A-2,  Class  III-A-1,  Class
III-A-2,  Class IV-A-1,  Class IV-A-2,  Class V-A-1a,  Class V-A-1b,  Class V-A-1c,  Class V-A-2, Class VI-A-1a,  Class VI-A-1b,  Class
VI-A-1c and Class VI-A-2 Certificates.

                  Class R  Certificate:  Any  Certificate  designated as a "Class R  Certificate"  on the face thereof,  in the form of
Exhibit A-3 hereto.  Component I of the Class R  Certificates  is designated  as the sole class of "residual  interests" in REMIC I and
Component  II of the Class R  Certificates  is  designated  as the sole class of "residual  interests"  in REMIC II for purposes of the
REMIC Provisions.

                  Closing Date:  October 31, 2007.

                  Code:  The Internal Revenue Code of 1986, as amended.

                  Combination  Group:  With respect to the Group V  Certificates  and the Group VI  Certificates,  the related group of combined certificates, as set forth on Schedule B attached hereto.

                  Commission:  U.S. Securities and Exchange Commission.

                  Corporate  Trust Office:  The  corporate  trust office of the Trustee at which at any  particular  time its corporate trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution of this Agreement is located at P.O. Box 92, Columbia,  Maryland 21046 (or, for overnight  deliveries,  9062 Old Annapolis Road, Columbia,  Maryland 21045),
Attention:  BSSP 2007-R8.  The Trustee's  corporate trust office for purposes of presentment and surrender of the  Certificates for the final  distribution  thereon  and for  transfers  is located at Sixth  Avenue  and  Marquette  Avenue,  Minneapolis,  Minnesota  55479,
Attention:  BSSP  2007-R8 or any other  address that the Trustee may  designate  from time to time by notice to the  Depositor  and the
Certificateholders.

                  Current  Principal Amount:  With  respect to any Certificate (other  than a Class V-A-3, Class V-AE-6, Class V-AE-10,
Class V-AE-12,  Class VI-AE-5,  Class VI-AE-9,  Class VI-AE-11 Certificate or a Class R Certificate),  as of any Distribution Date, the
Initial  Current  Principal  Amount of such  Certificate  as reduced by the sum of (i) all amounts  allocable to  principal  previously distributed on any Distribution Date to such Certificate and (ii) the principal portion of Realized Losses previously allocated to such
Certificate and, with respect to the Group IV Certificates only, as increased by the amount of Net Deferred Interest (as defined in the
Underlying SAMI 2007-AR7 Agreement) allocated to the Underlying Group IV Certificates.

                  Current Notional Amount: With respect to the Class V-A-3  Certificates,  as of any Distribution Date, the current principal amount of the Bear Stearns  Asset Backed  Securities I Trust  2007-AC3,  Asset-Backed  Certificates,  Series  2007-AC3,  Class A-1
Certificate.  With respect o the Class V-AE-6  Certificates,  as of any Distribution  Date, the Current  Principal Amount of the Class
V-AE-5 Certificates,  with respect to the Class V-AE-10 Certificates,  as of any Distribution Date, the Current Principal Amount of the
Class V-AE-9 Certificates, with respect to the Class V-AE-12 Certificates, as of any Distribution Date, the Current Principal Amount of
the Class V-AE-11  Certificates,  with respect to the Class VI-AE-5  Certificates,  as of any Distribution  Date, the Current Principal
Amount of the Class VI-AE-4  Certificates,  with respect to the Class VI-AE-9  Certificates,  as of any Distribution  Date, the Current
Principal Amount of the Class VI-AE-8  Certificates and with respect to the Class VI-AE-11  Certificates,  as of any Distribution Date,
the Current Principal Amount of the Class VI-AE-10 Certificates.

                  Cut-off Date:  October 1, 2007.

                  Definitive Certificates:  The meaning set forth in Section 4.01(b) hereof.

                  Depositor:  The meaning set forth in the first sentence hereof.

                  Depository:  DTC, the nominee of which is Cede & Co., or any successor thereto.

                  Depository Agreement:  The meaning set forth in Subsection 4.01(a) hereof.

                  Depository  Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  Disqualified  Organization:  Any  organization  defined as a  "disqualified  organization"  under Section 860E of the
Code, and if not otherwise  included,  any of the following:  (i) the United States, any State or political  subdivision  thereof,  any possession of the United States, any foreign  government,  any international  organization,  or any agency or instrumentality of any of the  foregoing,  (ii) any  organization  (other than a  cooperative  described in Section 521 of the Code) which is exempt from the tax imposed  by Chapter 1 of the Code  unless  such  organization  is subject  to the tax  imposed  by Section  511 of the Code,  (iii) any organization  described in Section  1381(a)(2)(C) of the Code, (iv) an "electing large  partnership"  within the meaning of Section 775 of the Code,  or (v) any other  Person so  designated  by the  Depositor  based  upon an  Opinion of  Counsel  provided  by  nationally recognized  counsel to the Depositor that the holding of an ownership  interest in a Class R Certificate by such Person may cause REMIC
I, REMIC II, or any Person having an ownership  interest in any Class of  Certificates  (other than such Person) to incur liability for any federal tax imposed under the Code that would not  otherwise be imposed but for the transfer of an ownership  interest in the Class
R  Certificate  to such  Person.  A  corporation  will not be treated  as an  instrumentality  of the United  States or of any state or political  subdivision  thereof if all of its  activities  are subject to tax and,  except for Freddie  Mac, a majority of its board of directors is not selected by a governmental unit. The term "United States",  "State" and "international  organizations"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  Distribution Date:  Each Underlying Certificate Distribution Date, commencing in November 2007.

                  DTC:  The Depository Trust Company.

                  Eligible  Account:  Any of (i) an  account  or  accounts  maintained  with a federal  or state  chartered  depository institution or trust company,  the long-term unsecured debt obligations and short-term  unsecured debt obligations of which (or, in the case of a depository  institution or trust company that is the principal  subsidiary of a holding company, the debt obligations of such holding  company,  so long as Moody's is not a Rating  Agency) are rated by each Rating Agency in one of its two highest  long-term and its highest short-term rating categories,  respectively,  at the time any amounts are held on deposit therein; provided, that following a downgrade,  withdrawal,  or suspension of such  institution's  rating above,  each account shall promptly (and in any case within not more than 30 calendar  days) be moved to one or more  segregated  trust accounts in the trust  department of such  institution or to an account at another  institution  that complies with the above  requirements,  or (ii) a trust account or accounts  maintained  with the corporate trust  department of a federal or state chartered  depository  institution or trust company having capital and surplus of not less than $50,000,000,  acting in its fiduciary  capacity or (iii) any other account acceptable to the Rating Agencies (as evidenced in writing  by the Rating  Agencies  that use of any such  account  as the  Certificate  Account  will not have an  adverse  effect on the then-current ratings assigned to the Classes of Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

                  ERISA: The Employee  Retirement  Income Security Act of 1974, as amended,  and the rules and regulations  promulgated thereunder.

                  Exchange Act:  The Securities Exchange Act of 1934, as amended.

                  Exchangeable  Certificates:  Any of the Group V Certificates  (other than the Class V-A-3  Certificates) or the Group
VI Certificates.

                  Exchanged  Certificates:  Certificates  that  may be  exchanged  for a  proportionate  interest  in the  Exchangeable
Certificates in the combinations set forth in Schedule B.

                  FDIC: Federal Deposit Insurance Corporation or any successor thereto.

                  Final Distribution Date: With respect to the Underlying  Certificates,  the Underlying Certificate  Distribution Date
on which the final distribution  thereon is to be made in accordance with the related Underlying  Agreement.  With respect to the Group
I,  Group  II and  Group  III  Certificates,  the  Distribution  Date  occurring  in  September  2047.  With  respect  to the  Group IV
Certificates,  the  Distribution  Date  occurring in October 2037.  With respect to the Group V  Certificates,  the  Distribution  Date
occurring in April 2037.  With respect to the Group VI Certificates, the Distribution Date occurring in July 2037.

                  Fitch:  Fitch Ratings.

                  Group I Certificates:  The Class I-A-1 Certificates and Class I-A-2 Certificates.

                  Group II Certificates:  The Class II-A-1 Certificates and Class II-A-2 Certificates.

                  Group III Certificates:  The Class III-A-1 Certificates and Class III-A-2 Certificates.

                  Group IV Certificates:  The Class IV-A-1 Certificates and Class IV-A-2 Certificates.

                  Group V  Certificates:  The Class V-A-1,  Class V-A-2 and Class V-A-3  Certificates  and any  Exchanged  Certificates
exchanged for Class V-A-1 Certificates and, if applicable, Class V-A-2 Certificates.

                  Group V Exchange  Trust:  The trust created and maintained by the Group V Exchange Trust Trustee  pursuant to Section
4.05.  The primary activities of the Group V Exchange Trust created pursuant to this Agreement shall be:

                  (i)      receiving and holding any Class V-A-1 Certificates that are exchanged for Partnership Certificates;

                  (ii)     issuing Partnership Certificates on receipt of the related Class V-A1 Certificates;

                  (iii)    receiving  collections  or making  payments  with respect to such  Exchangeable  Certificates  and Exchanged
Certificates; and

                  (iv)     engaging in other  activities that are necessary or incidental to accomplish these limited  purposes.

                  Group V Exchange Trust Account:  The meaning set forth in Section 3.13 hereof.

                  Group V Exchange Trust Trustee:  Wells Fargo Bank, N.A.

                  Group V Grantor Trust: The portion of the Trust Fund consisting of the Underlying  Group V Certificates,  conveyed in trust to the Trustee, for the benefit of the Holders of the Group V Certificates.

                  Group V Underlying  Interest:  With respect to any Distribution Date, an amount equal to the interest received on the
Underlying  Group V  Certificates,  including  any Basis Risk  Shortfall  Carry  Forward  Amounts (as defined in the  Underlying  BSABS
2007-AC3 Agreement) but excluding any Additional Class A-1 Interest Amounts received thereon.

                  Group VI Certificates:  The Class VI-A-1 Certificates and Class VI-A-2 Certificates,  and any Exchanged  Certificates
exchanged for Class VI-A-1 Certificates and, if applicable, Class VI-A-2 Certificates.

                  Group VI Exchange  Trust:  The portion of the Trust Fund  consisting of any of the Class VI-A-2  Certificates,  Class
VI-AE-4 Certificates, Class VI-AE-5 Certificates and REMIC II Regular Interests VI-AE-8, VI-AE-9, VI-AE-10 and VI-AE-11, deposited with
the Trustee in exchange for Group VI Grantor Trust  Certificates.   Each beneficial owner of a Class VI-A-1  Certificate on the Closing
Date shall be deemed to have instructed the Trustee to deposit its interest in the related REMIC II Regular Interests into the Group VI
Exchange Trust in exchange for its interest in the Class VI-A-1 Certificate.

                  Initial Current Principal Amount:  With respect to the Class I-A-1  Certificates,  $118,996,690;  with respect to the
Class I-A-2 Certificates,  $13,575,578;  with respect to the Class II-A-1 Certificates,  $41,942,285;  with respect to the Class II-A-2
Certificates, $4,921,221; with respect to the Class III-A-1 Certificates,  $53,951,748; with respect to the Class III-A-2 Certificates,
$9,863,896; with respect to the Class IV-A-1 Certificates,  $102,986,630;  with respect to the Class IV-A-2 Certificates,  $18,174,642;
with respect to the Class V-A-1a Certificates,  $62,844,613; with respect to the Class V-A-1b Certificates, $2,919,310; with respect to the Class V-A-1c Certificates, $2,919,310; with respect to the Class V-A-2 Certificates, $11,677,239; with respect to the Class VI-A-1a
Certificates,  $90,145,282; with respect to the Class VI-A-1b Certificates, $3,006,766; with respect to the Class VI-A-1c Certificates,
$3,006,766; and with respect to the Class VI-A-2 Certificates, $12,027,062.

                  Interest  Accrual  Period:  For each  Distribution  Date,  the  one-month  period ending on the last day of the month preceding the month in which such  Distribution  Date occurs.  The initial  Interest Accrual Period will be deemed to have commenced on the Cut-off Date.  Interest will be calculated on the basis of a 360-day year comprised of twelve 30-day months.

                  Interest Distribution Amount: With respect to each Class of Certificates (other than the Group V Certificates and the
Class R Certificates)  and any  Distribution  Date, the amount of interest  accrued during the related  Interest  Accrual Period at the related  Pass-Through  Rate on the Current  Principal Amount or Current Notional Amount,  as applicable,  of such Class of Certificates immediately prior to such Distribution Date.

                  Investment  Company  Act:  The  Investment  Company  Act of 1940,  as  amended  from time to time,  and the rules and regulations promulgated thereunder.

                  Majority  Certificateholders:  The  Holders of  Certificates  evidencing  in the  aggregate  greater  than 50% of the aggregate Current Principal Amount of all the Certificates.

                  Monthly Statement:  The statement delivered to the Certificateholders pursuant to Section 3.11.

                  Moody's: Moody's Investors Service, Inc.

                  Net Deferred Interest:  The meaning set forth in the Underlying BSABS 2007-AC3 Agreement.

                  Non-Mortgage  Widely  Held  Fixed  Investment  Trust:  As such  term  is  defined  in  Treasury  Regulations  section
1.671-5(b)(12) or successor provisions.

                  Notice of Final  Distribution:  With respect to the  Underlying  Certificates,  any notice  provided  pursuant to the related Underlying  Agreement to the effect that final  distribution on any Underlying  Certificate shall be made only upon presentment and surrender  thereof.  With respect to the  Certificates,  the notice to be provided  pursuant to Section  7.01(b) to the effect that final distribution on the Certificates shall be made only upon presentment and surrender thereof.

                  Officers'  Certificate:  A certificate signed by the Chairman of the Board, the President, a Senior Vice President, a
Vice President or an Assistant Vice President and by the Treasurer,  the Secretary,  an Assistant  Treasurer or an Assistant  Secretary
of the Depositor or the Trustee, as required by this Agreement.

                  Opinion of Counsel:  A written opinion of counsel,  who may be counsel for the Depositor,  which opinion is addressed to the Trustee and is reasonably acceptable to the Trustee.

                  Partnership  Certificates:  As defined in the Preliminary Statement.

                  Pass-Through  Rate: With respect to any Distribution Date, the Pass-Through Rate on each Class of Certificates are as follows: (i) the Class I-A-1 Certificates and Class I-A-2 Certificates will bear interest at a variable  pass-through rate equal to the pass-through rate on the Underlying Group I Certificates;  (ii) the Class II-A-1  Certificates and Class II-A-2  Certificates will bear interest at a variable  pass-through  rate equal to the  pass-through  rate on the Underlying  Group II  Certificates;  (iii) the Class
III-A-1 Certificates and Class III-A-2  Certificates will bear interest at a variable  pass-through rate equal to the pass-through rate on the Underlying Group III  Certificates;  (iv) the Class IV-A-1  Certificates and Class IV-A-2  Certificates  will bear interest at a variable pass-through rate equal to the pass-through rate on the Underlying Group IV Certificates; (v) the Class V-A-1 Certificates and
Class V-A-2  Certificates  will bear interest at a fixed  pass-through  rate equal to the combined  pass-through rate on the Underlying
Group V  Certificates,  which is  expected  to be equal to 6.500%  per annum  initially,  and 7.000% per annum after the first Optional
Termination  Date, in each case subject to an interest rate cap equal to the weighted  average of the net mortgage rates on the related underlying mortgages loans as described in the Underlying BSABS 2007-AC3 Agreement; (vi) the Class VI-A-1 Certificates and Class VI-A-2
Certificates  will bear  interest at a fixed  pass-through  rate equal to  the  combined  pass-through  rate on the Underlying Group VI
Certificates, which will be equal to 7.000% per annum.

                  The Pass-Through Rates on each Class of Exchanged Certificates are as indicated on Schedule B, attached hereto.

                  Percentage  Interest:  With respect to any Class of  Certificates  other than the Class R Certificates  and the Class
V-A-3 Certificates, the portion of the Certificates represented by such Certificate,  expressed as a percentage, the numerator of which is the initial outstanding Current Principal Amount or Current Notional Amount, as applicable,  of such class of Certificates as of the
Closing  Date,  as  specified  on the face  thereof,  and the  denominator  of which is the original  Current  Principal  Amount of all
Certificates in such class. With respect to the Class V-A-3 Certificates and the Class R Certificates,  the percentage  interest stated
thereon.

                  Permitted Investments: Any one or more of the following:

                  (i)      direct  obligations of, or obligations  fully  guaranteed as to timely payment of principal and interest by, the United States or any agency or  instrumentality  thereof,  provided such obligations are backed by the full faith and credit of the
United States;

                  (ii)     (A) demand and time  deposits in,  certificates  of deposit of,  bankers'  acceptances  issued by or federal funds sold by any depository  institution or trust company  (including the Trustee or its agents acting in their respective  commercial capacities)  incorporated  under the laws of the  United  States of  America  or any state  thereof  and  subject  to  supervision  and examination by federal and/or state  authorities,  so long as, at the time of such investment or contractual  commitment  providing for such investment,  such depository  institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest  available rating  categories of each S&P and Fitch and the highest  available rating category of Moody's,  and (B) any other demand or time deposit which is fully insured by the FDIC;

                  (iii)    repurchase  obligations  with respect to any security  described in clause (i) above and entered into with a depository  institution  or trust company  (acting as principal),  provided that the  commercial  paper and/or long term unsecured debt obligations  of such  depository  institution  or trust  company  are then  rated  one of the two  highest  long-term  and the  highest short-term ratings of each Rating Agency for such securities;

                  (iv)     securities bearing interest or sold at a discount that are issued by any corporation  incorporated under the laws of the United  States of America,  the District of Columbia or any State  thereof and that are rated by each Rating  Agency in its highest long term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                  (v)      commercial  paper   (including  both  non  interest  bearing  discount   obligations  and  interest  bearing
obligations)  that is rated by each Rating  Agency in its  highest  short term  unsecured  debt  rating  available  at the time of such investment;

                  (vi)     units of money  market  funds  (which  may be 12b-1  funds,  as  contemplated  by the  Commission  under the
Investment  Company Act) registered under the Investment  Company Act including funds managed or advised by the Trustee or an affiliate thereof having the highest applicable rating from each Rating Agency rating such funds; and

                  (vii)    if previously  confirmed in writing to the Trustee,  any other demand,  money market or time deposit, or any other  obligation,  security or investment,  as may be acceptable to the Rating Agencies in writing as a permitted  investment of funds backing securities having ratings equivalent to its highest initial rating of the Certificates;

provided,  however,  that no  instrument  described  hereunder  shall (i) evidence  either the right to receive (a) only  interest with respect to the obligations  underlying such instrument or (b) both principal and interest payments derived from obligations  underlying such  instrument  and the interest and principal  payments with respect to such  instrument  provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations, or (ii) be issued by or be an obligation of Bear, Stearns.

                  Permitted Transferee:  Any Person other than (i) a Disqualified Organization or (ii) a non-United States Person.

                  Person:  Any  individual,   corporation,   partnership,   limited  liability  company,  joint  venture,  association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  Rating  Agency:  S&P,  Fitch or their  respective  successors.  If such  agency  or its  successors  are no longer in existence,  "Rating Agency" shall be deemed to refer to such  nationally  recognized  statistical  rating agency,  or other  comparable
Person,  designated by the Depositor,  notice of which  designation  shall be given to the Trustee,  and specific ratings of the Rating
Agency shall be deemed to refer to the equivalent ratings of the Person so designated.

                  Realized Losses:  As defined in the related Underlying Agreement.

                  Record Date: For the Certificates and the first  Distribution  Date, the Closing Date, and for any Distribution  Date
thereafter, the last Business Day of the month preceding the month in which such Distribution Date occurs.

                  Regulation  AB:  Subpart  229.1100 - Asset  Backed  Securities  (Regulation  AB), 17 C.F.R.  §§229.1100-229.1123,  as
amended  from time to time,  and subject to such  clarification  and  interpretation  as have been  provided by the  Commission  in the adopting release  (Asset-Backed  Securities,  Securities Act Release No. 33-8518,  70 Fed. Reg. 1,506,  1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  REMIC:  A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

                  REMIC I: The segregated pool of assets contained in the Trust Fund, consisting of the Underlying  Certificates (other than the Underlying Group V Certificates)  conveyed in trust to the Trustee, for the benefit of the Holders of the Uncertificated REMIC
I Regular Interests and Component I of the Class R Certificates, with respect to which a separate REMIC election is to be made.

                  REMIC II: The  segregated  pool of assets  contained  in the Trust Fund,  consisting  of the  Uncertificated  REMIC I
Regular  Interests,  conveyed  in trust to the  Trustee,  for the  benefit  of the  holders of the REMIC II  Regular  Interests  and
Component II of the Class R Certificates, with respect to which a separate REMIC election is to be made.

                  REMIC II Regular Interests: The Group I, Group II, Group III, Group IV or Group VI Certificates,  Class VI-A-2, Class
VI-AE-4 and Class VI-AE-5  Certificates,  and REMIC II Regular Interests VI-AE-8,  VI-AE-9,  VI-AE-10 and VI-AE-11,  as designed in the
Preliminary Statement.

                  REMIC  Provisions:  Provisions of the federal income tax law relating to real estate  mortgage  investment  conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related  provisions,  and proposed,  temporary and final regulations and published rulings, notices and announcements  promulgated thereunder,  as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

                  Repurchase  Price:  In connection  with the  repurchase  of any of the  Underlying  Certificates  pursuant to Section
2.03(c),  a price equal to the  outstanding  principal  balance  thereof as of the date of repurchase  plus accrued and unpaid interest thereon.

                  Residual Certificate:  Any of the Class R Certificates.

                  Responsible  Officer:  When used with respect to the Trustee,  any officer of the Trustee  assigned to and working in its Corporate Trust Office or similar group with direct  responsibility  for  administering the trusts hereunder and also, with respect to a  particular  matter,  any other  officer of the Trustee to whom a  particular  matter is  referred by the Trustee  because of such officer's knowledge of and familiarity with the particular subject.

                  Residual Transfer Affidavit: The meaning set forth in Section 4.02(b).

                  S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

                  Sale Agreement:  The Sale Agreement,  dated as of October 31, 2007,  between Bear, Stearns and the Depositor relating to the Underlying Certificates.

                  Scheduled  Principal:  With respect to the Group I, Group II, Group III or Group IV Certificates on any  Distribution
Date, the scheduled payments of principal on the related underlying  mortgage loans distributed to the related Underlying  Certificates on the related Underlying Certificate Distribution Date.

                  Securities Act:  The Securities Act of 1933, as amended.

                  Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of  Regulation  AB, as such may be amended from time to time, or those Servicing Criteria  otherwise mutually agreed to by the Sponsor,  the Trustee and the Depositor in response to evolving interpretations of Regulation AB and incorporated into a revised Exhibit C.

                  Sponsor:  EMC Mortgage Corporation, or its successor in interest.

                  Stepdown  Date:  With  respect to the Group I, Group II, Group III or Group IV  Certificates,  the earlier of (i) the first  Distribution Date on which the aggregate stated principal balance of the related  underlying  mortgage loans is less than 50% of the original  aggregate stated principal balance of such underlying  mortgage loans as of the related underlying cut-off date, and (ii)
(a) with respect to the Group I, Group II and Group III  Certificates,  the Distribution  Date occurring in September 2010 and (b) with respect to the Group IV Certificates, the Distribution Date occurring in October 2010.

                  Tax Matters Partner:  The meaning set forth in Section 8.07(d).

                  Tax Matters Person:   The meaning set forth in Section 8.01(e).

                  Tax  Returns:  The  federal  income tax return on Internal  Revenue  Service  Form 1066,  U.S.  Real Estate  Mortgage
Investment  Conduit Income Tax Return,  including  Schedule Q thereto,  Quarterly Notice to Residual  Interest Holders of REMIC Taxable
Income or Net Loss  Allocation,  or any successor  forms, to be filed on behalf of REMIC I or REMIC II, together with any and all other information,  reports or returns  that may be required to be  furnished  in respect of the Trust Fund or to the  Certificateholders  or filed with the Internal Revenue Service or any other governmental  taxing authority under any applicable  provisions of federal,  state or local tax laws.

                  Transaction Documents:  This Agreement, the Sale Agreement and the Underwriting Agreement.

                  Trigger  Event:  An event that is in effect (i) with respect to the Group I, Group II and Group III  Certificates  on
and after the first  Underlying  Certificate  Distribution  Date on which Realized  Losses are allocated to the Class B-4  Certificates issued by the  Underlying  BSAAT 2007-1  Trust,  or (ii) with  respect to the Group IV  Certificates  on or after the first  Underlying
Certificate  Distribution  Date on which Realized  Losses are allocated to the Class B-4  Certificates  issued by the  Underlying  SAMI
2007-AR7 Trust.

                  Trust:  The Bear Stearns Structured Products Inc. Trust 2007-R8, created pursuant to this Agreement.

                  Trustee:  The meaning set forth in the first sentence hereof.

                  Trust Fund:  The segregated pool of assets consisting of:

                  (i)      the Underlying Certificates;

                  (ii)     all amounts  payable on the  Underlying  Certificates  following the Closing Date pursuant to the Underlying
         Agreements;

                  (iii)    the  Certificate  Account and such funds or assets as are from time to time  deposited in or credited to the
         Certificate Account;

                  (iv)     the Depositor's rights under the Sale Agreement;

                  (v)      the income, payments and proceeds of each of the foregoing; and

                  (vi)     the Class V-A-3 Reserve  Account and such funds or assets as are from time to time  deposited in or credited to the Class V-A-3 Reserve Account.

                  Uncertificated  Accrued Interest:  With respect to each Distribution Date, as to each Uncertificated  REMIC I Regular
Interest,  interest  accrued  during the  related  Interest  Accrual  Period at the  related  Uncertificated  Pass-Through  Rate on the
Uncertificated Principal Balance thereof immediately prior to such Distribution Date.

                  Uncertificated  Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests,  an interest rate equal to the Pass-Through Rate on the Class of Certificates bearing the same designation.

                  Uncertificated  Principal Balance: The principal amount of any Uncertificated REMIC I Regular Interest outstanding as of any date of  determination.  The  Uncertificated  Principal Balance of each  Uncertificated  REMIC I Regular Interest shall never be less than zero.

                  Uncertificated REMIC I Regular Interests:   Any of the Uncertificated REMIC I Regular Interests I-A-1, I-A-2,
II-A-1, II-A-2, III-A-1, III-A-2, IV-A-1, IV-A-2, VI-A-1a, VI-A-1b, VI-A-1c or VI-A-2, as designated in the Preliminary Statement herein.

                  Underlying  Agreements:  The  Underlying  BSAAT  2007-1  Agreement,  the  Underlying  SAMI  2007-AR7  Agreement,  the
Underlying BSABS 2007-AC3 Agreement and the Underlying BSABS 2007-AC5 Agreement, as applicable.

                  Underlying  BSAAT  2007-1  Agreement:  The  Pooling and  Servicing  Agreement  dated as of August 1, 2007,  among the
Depositor,  Citibank,  N.A., as trustee,  Wells Fargo Bank, N.A., as master servicer and as securities  administrator  and EMC Mortgage
Corporation, as sponsor and as company, as such agreement may be amended, modified or amended and restated from time to time.

                  Underlying  BSAAT  2007-1  Certificates:  Collectively,  the Bear  Stearns  ALT-A  Trust  II,  Mortgage  Pass-Through
Certificates,  Series BSAAT  2007-1,  Class I-A-2,  Class II-A-2 and Class  III-A-2  Certificates,  as more  particularly  described in
Schedule A hereto.

                  Underlying BSAAT 2007-1 Trust:  The Bear Stearns ALT-A Trust II BSAAT 2007-1.

                  Underlying  BSABS  2007-AC3  Agreement:  The Pooling and Servicing  Agreement  dated as of March 1, 2007,  among Bear
Stearns Asset Backed  Securities I LLC, as depositor,  Wells Fargo Bank,  N.A., as trustee,  and EMC Mortgage  Corporation,  as seller, master servicer and securities administrator, as such agreement may be amended, modified or amended and restated from time to time.

                  Underlying  BSABS 2007- AC3  Certificates:  The Bear Stearns Asset Backed  Securities I Trust 2007-AC3,  Asset-Backed
Certificates, Series 2007-AC3, Class A-1 Certificates and Class A-2 Certificates, as more particularly described in Schedule A hereto.

                  Underlying BSABS 2007- AC3 Trust:  The Bear Stearns Asset Backed Securities I Trust 2007-AC3.

                  Underlying  BSABS  2007-AC5  Agreement:  The Pooling and  Servicing  Agreement  dated as of June 1, 2007,  among Bear
Stearns Asset Backed  Securities I LLC, as depositor,  Wells Fargo Bank,  N.A., as trustee,  and EMC Mortgage  Corporation,  as seller, master servicer and securities administrator, as such agreement may be amended, modified or amended and restated from time to time.

                  Underlying  BSABS 2007- AC5  Certificates:  The Bear Stearns Asset Backed  Securities I Trust 2007-AC5,  Asset-Backed
Certificates, Series 2007-AC5, Class A-5 Certificates and Class A-6 Certificates, as more particularly described in Schedule A hereto.

                  Underlying BSABS 2007- AC5 Trust:  The Bear Stearns Asset Backed Securities I Trust 2007-AC5.

                  Underlying Certificate Class Percentage:  The percentage which the Underlying  Certificate  constitutes of its entire class as set forth in Schedule A attached hereto under the caption "Class % in Trust."

                  Underlying  Certificate  Distribution  Date:  The 25th day of each month,  or if such day is not a Business Day, then the next Business Day.

                  Underlying Certificateholder:  The Trustee or its Depository Participant for the benefit of the Certificateholders.

                  Underlying  Certificates:  Collectively,  the Underlying  BSAAT 2007-1  Certificates,  the  Underlying  SAMI 2007-AR7
Certificates,  the Underlying  BSABS 2007-AC3  Certificates  and the Underlying  BSABS 2007-AC5  Certificates.  With respect to the (i)
Group I Certificates,  the Underlying  Group I Certificates,  (ii) Group II Certificates,  the Underlying Group II Certificates,  (iii)
Group III Certificates,  the Underlying Group III Certificates,  (iv) Group IV Certificates,  the Underlying Group IV Certificates, (v)
Group V Certificates, the Underlying Group V Certificates and (vi) Group VI Certificates, the Underlying Group VI Certificates.

                  Underlying  Distribution  Date Statement:  The monthly investor  reports  provided or made available  pursuant to the
Underlying  Agreement in respect of the related  Underlying  Certificates in connection with each Underlying  Certificate  Distribution
Date.

                  Underlying Group I Certificates:  The Class I-A-2  Certificates  issued by the Underlying BSAAT 2007-1 Trust, as more particularly described on Schedule A hereto.

                  Underlying  Group II  Certificates:  The Class II-A-2  Certificates  issued by the Underlying  BSAAT 2007-1 Trust, as more particularly described on Schedule A hereto.

                  Underlying Group III  Certificates:  The Class III-A-2  Certificates  issued by the Underlying BSAAT 2007-1 Trust, as more particularly described on Schedule A hereto.

                  Underlying  Group IV Certificates:  The Class A-4 Certificates  issued by the Underlying SAMI 2007-AR7 Trust, as more particularly described on Schedule A hereto.

                  Underlying Group V Certificates:  The Class A-1 Certificates and the Class A-2 Certificates  issued by the Underlying
BSABS 2007-AC3 Trust, as more particularly described on Schedule A hereto.

                  Underlying  Group VI Certificates:  The Class A-5  Certificates  and Class A-6 Certificates  issued by the Underlying
BSABS 2007-AC5 Trust, as more particularly described on Schedule A hereto.

                  Underlying SAMI 2007-AR7  Agreement:  The Pooling and Servicing  Agreement  dated as of September 1, 2007,  among the
Depositor,  Citibank,  N.A., as trustee,  Wells Fargo Bank, N.A., as master servicer and as securities  administrator  and EMC Mortgage
Corporation, as sponsor and as company, as such agreement may be amended, modified or amended and restated from time to time.

                  Underlying  SAMI 2007-AR7  Certificates:  The Structured  Asset  Mortgage  Investments  II Trust  2007-AR7,  Mortgage
Pass-Through Certificates, Series 2007-AR7, Class A-4 Certificates, as more particularly described in Schedule A hereto.

                  Underlying SAMI 2007-AR7 Trust:  The Structured Asset Mortgage Investments II Trust 2007-AR7.

                  Underlying Series:  The series of securities which includes the Underlying Certificates.

                  Underlying  Trusts:  The Underlying  BSAAT 2007-1 Trust,  the Underlying  SAMI 2007-AR7 Trust,  the Underlying  BSABS
2007-AC3 Trust, or the Underlying BSABS 2007-AC5 Trust, as applicable.

                  Underwriting Agreement:  The Underwriting  Agreement,  dated as of February 26, 2007, between the Depositor and Bear,
Stearns.

                  United  States  Person or U.S.  Person:  (i) a citizen  or  resident  of the United  States,  (ii) a  corporation  or partnership  (including an entity treated as a corporation or partnership  for federal income tax purposes)  (except,  in the case of a partnership,  to the  extent  provided  in  regulations)  organized  in or under the laws of the  United  States or any state  thereof, including  for this  purpose,  the  District of  Columbia,  provided  that,  for solely for  purposes of the Class R  Certificates,  no partnership  or other entity  treated as a  partnership  for United  States  federal  income tax purposes  shall be treated as a United
States  Person  unless all  persons  that own an  interest  in such  partnership  either  directly  or through any entity that is not a corporation  for United States  federal income tax purposes are United States  Persons,  (iii) an estate the income of which is subject to United States  federal  income tax  regardless of its source or (iv) a trust if a court within the United States is able to exercise primary  supervision  over the  administration  of the trust and one or more United  States  persons have the  authority to control all substantial decisions of the trust.  Notwithstanding the preceding sentence,  to the extent provided in Treasury  regulations,  certain trusts in  existence  on August 20, 1996 and treated as U.S.  Persons  prior to such date,  that elect to be treated as a U.S.  Person, also will be U.S. Persons.

                  Unscheduled  Principal:  With  respect  to the  Group  I,  Group  II,  Group  III or  Group  IV  Certificates  on any
Distribution  Date will equal the  principal  prepayments  and other  unscheduled  recoveries  of principal  on the related  underlying mortgage loans distributed to the related Underlying Certificates on the related Underlying Certificate Distribution Date.

                  Widely Held Fixed Investment Trust:  As such term is defined in Treasury Regulations section 1.671-5(b)(22) or successor provisions.

                  Widely Held Fixed Investment Trust Regulations:  Treasury Regulations section 1.671-5, as amended.

                  Widely Held Mortgage Trust:  As such term is defined in Treasury Regulations section 1.671-5(b)(23) or successor provisions.

                                                              ARTICLE II

                             CONVEYANCE OF THE UNDERLYING CERTIFICATES; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of the Underlying Certificates and the Uncertificated REMIC I Regular Interests.

           (a)          The  Depositor,  concurrently  with the  execution and delivery  hereof,  does hereby sell,  transfer,  assign, set-over and otherwise convey to the Trustee, in trust, for the use and benefit of the Certificateholders,  without recourse, all the right,  title and  interest  of the  Depositor  in and to (i) the  Underlying  Certificates,  including  all  amounts  payable on the
  Underlying  Certificates in accordance with the terms thereof on or after the Closing Date, (ii) the Sale Agreement and (iii) all its
  right, title and interest, if any, in all other assets constituting the Trust Fund.

           (b)          In  connection  with such transfer and  assignment,  and  concurrently  with its execution and delivery of this
  Agreement,  the Depositor  shall have caused the Underlying  Certificates to be registered in the name of the Trustee for the benefit of the Certificateholders.

           (c)          It is intended that the conveyance  by the Depositor to the Trustee of the Underlying  Certificates as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Underlying  Certificates.  Further,  it is not
  intended that such conveyance be deemed to be a grant of a security  interest in the Underlying  Certificates by the Depositor to the
  Trustee to secure a debt or other obligation of the Depositor.  However, in the event that the Underlying Certificates are held to be property  of the  Depositor,  or if for any  reason  this Agreement is held or deemed to create a security interest in the Underlying
  Certificates,  then (a) this Agreement shall  constitute a security agreement within the meaning of Article 9 of the New York Uniform
  Commercial Code; (b) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of, and the Depositor hereby grants to the Trustee as security for its obligations hereunder,  a security interest in all of the Depositor's right, title and interest, whether now owned or hereafter acquired, in and to (1) the Underlying  Certificates, all amounts  payable on the  Underlying  Certificates  in accordance with the terms thereof on or after the Closing Date, (3) the Sale Agreement, (4) all its right, title and interest, if any, in all other assets constituting the Trust Fund,(5) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing, and (6) all proceeds of the foregoing.The provisions of this Agreement shall be construed so as to further such intent.

                  The Depositor and the Trustee,  at the  Depositor's  or the Majority  Certificateholders'  direction,  shall,  to the extent  consistent with this  Agreement,  take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security  interest in the  Underlying  Certificates  and the other  property  described  above,  such  security  interest  would be a perfected  security  interest of first  priority  under  applicable  law and will be  maintained  as such  throughout  the term of this
Agreement.

           (d)          (i)        The  Depositor, concurrently with the execution and  delivery hereof, does hereby transfer,  assign, set over and otherwise  convey in trust to the Trustee  without  recourse all the right,  title and interest of the Depositor in and to the Uncertificated  REMIC I Regular  Interests  and the other  assets of REMIC II for the  benefit of the  holders of REMIC  II Regular
Interests  and Component II of the  Class R Certificates.  The Trustee  acknowledges  receipt  of the  Uncertificated  REMIC  I Regular
Interests  and such other assets and declares  that it holds and will hold the same in trust for the  exclusive  use and benefit of the holders of the REMIC II Regular Interests and Component II of the Class R Certificates.

                        (ii)        It is intended that the conveyance by  the Depositor to the Trustee of  the Uncertificated  REMIC I
Regular  Interests  and the other assets of REMIC II as provided  for in this  Section 2.01 be construed as a sale by the  Depositor to the Trustee of  the Uncertificated  REMIC I Regular  Interests and the other assets of REMIC II.  Further,  it  is  not  intended  that such conveyance be deemed to be a grant of a security  interest in  the Uncertificated  REMIC I Regular  Interests and the other assets of REMIC II by the  Depositor  to the  Trustee  to secure a debt or other  obligation  of the  Depositor.  However,  in the event  that the Uncertificated  REMIC I Regular Interests and the other assets of REMIC II are held to be property of the Depositor,  or if for any reason this Agreement is held or deemed to create a security  interest in  the Uncertificated  REMIC I Regular  Interests and the other assets of REMIC II, then (a) this  Agreement  shall  constitute  a security  agreement  within the meaning of Article 9 of the New York
Uniform  Commercial Code; (b) the conveyance  provided for in Section  2.01(d)(1) shall be deemed to be a grant by the Depositor to the
Trustee of, and the Depositor  hereby grants to the Trustee as security for its obligations  hereunder,  a security  interest in all of the Depositor's right, title and interest,  whether now owned or hereafter acquired, in and to  (i) the Uncertificated  REMIC I Regular
Interests and the other assets of REMIC II,  including  without  limitation  all rights  represented  thereby in and to the  Underlying
Certificates and the proceeds thereof,  (ii) all accounts,  chattel paper, deposit accounts,  documents,  general  intangibles,  goods, instruments,  investment property,  letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing, and (iii) all proceeds thereof.

Section 2.02. Acceptance of Trust Fund by the Trustee; Initial Issuance of Certificates.

                  The Trustee acknowledges receipt of copies of the Underlying Agreements,  the receipt of the Underlying Certificates, in good faith and without  notice of any adverse  claim,  and the receipt of all other  assets  included in the Trust Fund and declares that it holds and will hold the  Underlying  Certificates  and all other assets  included in the Trust Fund in trust for the  exclusive use and benefit of all present and future  Certificateholders  in accordance with the terms of this Agreement.  Concurrently  with such transfer,  delivery and assignment and in exchange  therefor,  pursuant to the written request of the Depositor  executed by an officer of the Depositor,  the Trustee has executed and caused to be  authenticated  and delivered to or upon the order of the  Depositor,  the
Certificates in authorized denominations evidencing the entire beneficial ownership of the Trust.

                  Until the Trust is terminated  in accordance  with Section  7.01,  except as provided  herein,  the Trustee shall not assign,  sell,  dispose of or transfer any interest in the Underlying  Certificates or any other asset  constituting  the Trust Fund or permit the Underlying  Certificates or any other asset  constituting  the Trust Fund to be subjected to any lien,  claim or encumbrance arising by, through or under the Trustee or any person claiming by, through or under the Trustee.

Section 2.03. Representations and Warranties of the Depositor and the Trustee.

           (a)          The Depositor hereby represents and warrants to the Trustee and for the benefit of the  Certificateholders,  as of the Closing Date, that:

                  (i)      The Depositor is a corporation  duly organized,  validly existing and in good standing under the laws of the
         State of Delaware, and the Depositor is possessed of all licenses necessary to carry on its business.

                  (ii)     The execution and delivery of this Agreement by the Depositor,  and the  performance and compliance with the terms of this  Agreement  by the  Depositor,  will not violate  the  Depositor's  certificate  of  incorporation  or bylaws or constitute a default (or an event which,  with notice or lapse of time, or both,  would constitute a default) under, or result in the breach of, any material  agreement or other  instrument  to which it is a party or which is  applicable to it or any of its assets.

                  (iii)    The  Depositor  has the full  right,  power and  authority  to enter into and  consummate  all  transactions contemplated by this  Agreement,  including but not limited to selling the Underlying  Certificates  to the Trustee,  has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv)     This  Agreement,  assuming due  authorization,  execution and delivery by the Trustee,  constitutes a valid, legal and binding  obligation  of the  Depositor,  enforceable  against the  Depositor in  accordance  with the terms  hereof, subject to (A) applicable  bankruptcy,  insolvency,  reorganization,  moratorium  and other laws affecting the  enforcement of creditors' rights generally,  and (B) general principles of equity,  regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v)      The Depositor is not in violation of, and its execution and delivery of this  Agreement and its  performance and  compliance  with the terms of this  Agreement  will not  constitute  a violation  of, any law, any order or decree of any court or arbiter,  or any order,  regulation or demand of any federal,  state or local  governmental or regulatory  authority, which  violation is likely to affect  materially and adversely  either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                  (vi)     No litigation is pending or, to the best of the  Depositor's  knowledge,  threatened,  against the Depositor which, if determined  adversely to the Depositor,  would prohibit the Depositor from entering into this Agreement or is likely to materially  and adversely  affect either the ability of the Depositor to perform its  obligations  under this  Agreement or the financial condition of the Depositor.

                  (vii)    The  Depositor  was,  immediately  prior to the transfer of the  Underlying  Certificates  to the Trustee on behalf of the Trust, the sole owner thereof free and clear of any lien, pledge, charge or encumbrance of any kind.

                  (viii)   The Depositor acquired the Underlying  Certificates in good faith without notice of any adverse claim, lien, charge, encumbrance or security interest (including without limitation, federal tax liens or liens arising under ERISA).

                  (ix)     The Depositor has not assigned any interest in the Underlying  Certificates  or any  distributions  thereon, except as contemplated herein.

                  (x)      The Trustee will be entitled to distributions under the Underlying  Agreements equal to all distributions of interest and principal made on the Underlying Certificates.

                  (xi)     The information  relating to the Underlying  Certificates set forth in Schedule A is true and correct in all material respects.

                  (xii)    The transfer of the Underlying  Certificates by the Depositor to the Trustee on behalf of the Trust pursuant to this Agreement is an absolute  sale. The Underlying  Certificates  have been  reregistered  in the name of the Trustee,  on behalf of the Certificateholders, through the facilities of the Depositary.

                  (xiii)   Each of the  Underlying  Group I  Certificates,  Underlying  Group II  Certificates,  Underlying  Group  III
         Certificates,  Underlying  Group IV  Certificates  and Underlying  Group VI  Certificates  constitutes a "qualified  mortgage"
         under  Section  860G(a)(3)(A)  of the Code and Treasury  Regulation  Section  1.860G-2(a)(1),  (2), (4), (5), (6), (7) and (9)
         without  reliance  on  the  provisions  of  Treasury  Regulations  Section  1.860G-2(a)(3)  or  Treasury  Regulations  Section
         1.860G-2(f)(2)  or any other  provision that would allow such Underlying  Certificate to be treated as a "qualified  mortgage"
         notwithstanding  its failure to meet the  requirements of Section  860G(a)(3)(A) of the Code and Treasury  Regulation  Section
         1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9).

                  (xiv)    The Depositor has no actual  knowledge after  reasonable  inquiry that the Underlying  Certificates (1) were not validly  issued by the related  Underlying  Trust,  (2) are not  outstanding,  (3) are not the legal,  valid,  binding and enforceable  obligation  of the  related  Underlying  Trust,  and (4) are  not  entitled  to the  benefits  of the  Underlying
         Agreements  pursuant to which such Underlying  Certificates were issued (except as limited by bankruptcy,  insolvency or other similar laws affecting the enforcement of creditors' rights generally or in accordance with general equitable principles).

           (b)          The Trustee hereby represents and warrants to the Depositor and for the benefit of the  Certificateholders,  as of the Closing Date, that:

                  (i)      The Trustee is a national  banking  association,  duly organized and validly  existing under the laws of the
         United States of America.

                  (ii)     The execution and delivery of this Agreement by the Trustee,  and the  performance  and compliance  with the terms of this  Agreement  by the  Trustee,  will not violate the  Trustee's  charter or bylaws or  constitute a default (or an event  which,  with notice or lapse of time,  or both,  would  constitute  a default)  under,  or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii)    The Trustee has the full power and authority to enter into and consummate all  transactions  contemplated by this  Agreement,  has duly authorized the execution,  delivery and  performance of this  Agreement,  and has duly executed and delivered this Agreement.

                  (iv)     This  Agreement,  assuming  due  authorization,  execution  and delivery by the  Depositor  and the Trustee, constitutes a valid,  legal and binding  obligation  of the Trustee,  enforceable  against the Trustee in accordance  with the terms hereof,  subject to (A)  applicable  bankruptcy,  insolvency,  reorganization,  moratorium  and other laws affecting the enforcement of creditors' rights generally,  and (B) general  principles of equity,  regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v)      The Trustee is not in violation  of, and its execution  and delivery of this  Agreement and its  performance and  compliance  with the terms of this  Agreement  will not  constitute  a violation  of, any law, any order or decree of any court or arbiter,  or any order,  regulation or demand of any federal,  state or local  governmental or regulatory  authority, which  violation is likely to affect  materially  and adversely  either the ability of the Trustee to perform its  obligations under this Agreement or the financial condition of the Trustee.

                  (vi)     No litigation is pending or, to the best of the Trustee's knowledge,  threatened,  against the Trustee which would  prohibit the Trustee from entering  into this  Agreement or is likely to  materially  and  adversely  affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                  (vii)    The Underlying Certificates will be held by the Trustee through the Depository,  the information relating to the Underlying  Certificates  set forth on Schedule A hereto  conforms to information  set forth in the Prospectus  dated June
         28, 2007 and the Prospectus  Supplement  dated August 30, 2007 for the Underlying  Group I, Underlying Group II and Underlying
         Group III  Certificates,  the Prospectus  dated June 28, 2007 and the Prospectus  Supplement  dated September 17, 2007 for the
         Underlying Group IV  Certificates,  the Prospectus dated March 14, 2007 and the Prospectus Supplement dated March 29, 2007 for the Underlying  Group V Certificates,  and Prospectus  dated June 26, 2007, the Prospectus  Supplement dated June 28, 2007 and the Supplement to the Prospectus  Supplement,  dated July 11, 2007, for the Underlying Group VI Certificates;  it has acquired the  Underlying  Certificates  from the  Depositor  in good faith,  for value,  and, to the best of the  Trustee's  knowledge, without notice or actual knowledge of any adverse claim, lien, charge,  encumbrance or security interest  (including,  without limitation,  federal tax liens or liens arising under ERISA);  it has not and will not, in any capacity except as Trustee,  on behalf of the  Certificateholders,  assert any claim or interest in the Underlying  Certificates and will hold such Underlying
         Certificates  and the  proceeds  thereof  in trust  pursuant  to the terms of this  Agreement;  and it has not  encumbered  or transferred its right, title or interest in the Underlying Certificates.

           (c)          It is understood and agreed that the foregoing  representations  and warranties shall survive the execution and delivery of this  Agreement.  Upon discovery by any party hereto of a breach of any of the foregoing  representations  and warranties which  materially and adversely  affects the interests of the  Certificateholders  or any party hereto,  the party  discovering  such breach will give prompt written notice  thereof to the other parties  hereto and the  Certificateholders.  Within thirty (30) days of the earlier of either  discovery by or notice to the Depositor of any breach of a  representation  or warranty of the Depositor  that materially and adversely affects the interests of the  Certificateholders,  the Depositor shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured and it relates to an Underlying  Certificate,  the Depositor shall, at the election of the Majority  Certificateholders,  repurchase the Underlying Certificates at the Repurchase Price; provided that,  in the case of an  Underlying  Certificate  (other than an  Underlying  Group V  Certificate),  if such breach would cause the
  Underlying  Certificate  to be other  than a  "qualified  mortgage"  as  defined in  Section 860G(a)(3)(A)  of the Code and  Treasury
  Regulation  Section  1.860G-2(a)(1),  (2), (4),  (5), (6), (7) and (9),  without  reliance on the  provisions of Treasury  Regulation
  Section  1.860G-2(a)(3)  or  Treasury  Regulation  Section  1.860G-2(f)(2)  or any other  provision  that  would  allow a  Underlying
  Certificate to be treated as a "qualified mortgage"  notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury  Regulation  Section  1.860G-2(a)(1),  (2), (4), (5), (6), (7) and (9), any such cure or repurchase  must occur within 90 days from the date such breach was discovered.  If the Depositor is to repurchase the Underlying Certificates,  the Trustee shall promptly determine the Repurchase Price in accordance with the definition  thereof.  Repurchase of the Underlying  Certificates pursuant to the foregoing  provisions of this Section  2.03(c) shall be  accomplished  by deposit by the Depositor in the Certificate
  Account on the Business Day prior to the next succeeding Distribution Date of the amount of the Repurchase Price.

Section 2.04. Purposes and Powers of the Trust. The purpose of the Trust, as created  hereunder,  is to protect and conserve the assets of the Trust,  and the Trust shall not at any time engage in or carry on any kind of business or any kind of  commercial  or investment activity.  Subject to the foregoing, the Trust shall:

                  (i)      issue the  Certificates  to, or at the written  direction of, the  Depositor in exchange for the  Underlying
         Certificates;

                  (ii)     perform the activities of the Trust that are expressly set forth in this Agreement;

                  (iii)    engage in those  activities  that are  reasonably  necessary,  suitable  or  convenient  to  accomplish  the foregoing or are incidental thereto or connected therewith; and

                  (iv)     subject to compliance with this Agreement,  engage in such other activities as may be required in connection with conservation of the assets of the Trust and the making of distributions to the Certificateholders.

                  The Trust is hereby  authorized  to engage in the  foregoing  activities.  The Trust shall not engage in any activity other than the foregoing or other than as required or authorized by the terms of this  Agreement  while any  Certificate is outstanding without the consent of all of the  Certificateholders;  provided,  however, that in no event shall the Trustee or any other Person have any power to vary the investment of the  Certificateholders  in the  Certificates or to substitute new investments or reinvest so as to enable  the  Trust to take  advantage  of  variations  in the  market  to  improve  the  investment  of the  Certificateholders  in the
Certificates.

                  It is  intended  that the Group V Grantor  Trust  qualify as an  "investment  trust"  within the  meaning of Treasury
Regulation Section 301.7701-4(c), taxable as a grantor trust under Subpart E, part I of subchapter J of chapter 1 of the Code, of which the Holders of the Group V Grantor Trust Certificates are owners, and it is neither the purpose nor the intent of the parties hereto to create a partnership,  joint venture, taxable mortgage pool or association taxable as a corporation between or among the Holders of the
Group V Grantor Trust Certificates,  the Trustee or the Depositor. The provisions of this Agreement shall be construed so as to further such intent. It is intended that the Group VI Exchange Trust qualify as an "investment trust" within the meaning of Treasury Regulation
Section  301.7701-4(c),  taxable as a grantor  trust under  Subpart E, part I of  subchapter  J of chapter 1 of the Code,  of which the
Holders of the Group VI Exchange Trust  Certificates are owners,  and it is neither the purpose nor the intent of the parties hereto to create a partnership, joint venture, taxable mortgage pool or association taxable as a corporation between or among the Holders of such
Group VI Certificates, the Trustee or the Depositor. The provisions of this Agreement shall be construed so as to further such intent.

                                                              ARTICLE III

                                            ADMINISTRATION OF THE UNDERLYING CERTIFICATES;
                                              PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

Section 3.01. Administration of the Trust Fund and the Underlying Certificates.

                  If at any time the Trustee is requested, whether by a Certificateholder,  a holder of a certificate of the Underlying
Series or a party to the related  Underlying  Agreement or any other  Person,  to take any action or to give any  consent,  approval or waiver,  including,  without  limitation,  in  connection  with an amendment of the related  Underlying  Agreement,  the Trustee  shall promptly  notify all of the Holders of the related  Certificates  and the Depositor of such request and of its planned course of action with respect thereto and the Trustee shall, in its capacity as registered  owner of such Underlying  Certificates,  take such action in connection  with the exercise and/or  enforcement of any rights and/or  remedies  available to it in such capacity with respect to such request, as the majority of Certificateholders of the related Certificate Group shall direct in writing.

Section 3.02. Collection of Monies.

           (a)          In  connection  with  its  receipt  of  any  distribution  on the  Underlying  Certificates  on any  Underlying
  Certificates  Distribution Date, the Trustee shall review the related  Underlying  Distribution Date Statement and shall confirm that the aggregate amount of such distribution received by it with respect to each related class of Underlying  Certificates is consistent with the Underlying  Distribution  Date Statement (it being understood that the Trustee shall be entitled to rely on the accuracy and correctness of the Underlying Distribution Date Statement).

           (b)          If the Trustee receives a Notice of Final Distribution in respect of any class of Underlying Certificates,  the
  Trustee  shall  cause such  Underlying  Certificate  to be  presented  for final  payment  thereon in  accordance  with the terms and conditions of the related  Underlying  Agreement and such notice.  The Trustee shall promptly deposit in the Certificate  Account the final  distribution  received upon such  Underlying  Certificate  (other than any Additional  Class A-1 Interest  Amount  received in respect of the Underlying  Group V  Certificates)  for  distribution  in accordance  with Section 3.05 hereof on the next  succeeding
  Distribution Date for the related Certificates.

Section 3.03. Establishment of Certificate Account; Deposits Therein.

           (a)          The Trustee,  for the benefit of the  Certificateholders,  shall  establish  and maintain one or more  interest bearing trust accounts (collectively,  the "Certificate Account"),  each of which shall be an Eligible Account, entitled "Wells Fargo
  Bank, N.A., as trustee for the registered holders of Bear Stearns Structured  Products Inc. Trust,  Series 2007-R8," held in trust by the  Trustee for the benefit of the  Certificateholders.  The Trustee  shall  cause to be  deposited  directly  into the  Certificate
  Account  all  distributions  received by the Trustee on the  Underlying  Certificates  (not  including,  with  respect to the Group V
  Certificates,  any Additional Class A-1 Interest Amounts received on the Underlying Group V Certificates),  from whatever source, and all amounts received by it representing  payment of a Repurchase  Price pursuant to Section 2.03(c),  subsequent to the Closing Date.
  The  Certificate  Account  is  initially  located  at  the  Trustee.   The  Trustee  shall  give  notice  to  the  Depositor  and  to
  Certificateholders  of any new location of the Certificate  Account prior to any change thereof.  The Trustee shall have the right to create sub-accounts of the Certificate Account to facilitate the administration of funds.

           (b)          [Reserved]

           (c)          The Depositor shall cause all distributions received on the Underlying  Certificates by the Depositor or any of
  its Affiliates after the Closing Date to be provided to the Trustee for deposit into the Certificate Account.

Section 3.04. Permitted Withdrawals From the Certificate Account.

                  The Trustee may from time to time withdraw funds from the Certificate Account for the following purposes:

                  (i)      to make distributions in the amounts and in the manner provided for in Section 3.05;

                  (ii)     to pay to the Person entitled thereto any amount deposited in the Certificate Account in error; and

                  (iii)    to clear and terminate the Certificate Account upon the termination of this Agreement.

On each  Distribution  Date, the Trustee shall withdraw all funds from the Certificate  Account and shall use such funds withdrawn from the Certificate Account only for the purposes described in this Section 3.04 and in Section 3.05.

Section 3.05. Distributions.

           (a)          On each Distribution Date, the Trustee shall apply amounts in the Certificate  Account  representing  Available
  Funds for the related Certificate Group in the following manner and order of priority:

         I.  With respect to the Group I Certificates:

                  (i) from amounts in respect of interest  received on the Underlying Group I Certificates,  if any, to the Class I-A-1
Certificates  and Class  I-A-2  Certificates,  on a pro rata  basis,  the  Interest  Distribution  Amount  for each such Class for such
Distribution Date;

                  (ii) from amounts in respect of Scheduled Principal received on the Underlying Group I Certificates, if any:

                                    (a) if a Trigger  Event is not in  effect,  to the Class  I-A-1  Certificates  and the Class  I-A-2
                  Certificates,  on a pro rata basis, a distribution of such amounts,  in reduction of the Current  Principal Amount of such Certificates, until the Current Principal Amount of each such Class has been reduced to zero; or

                                    (b) if a  Trigger  Event  is in  effect,  to the  Class  I-A-1  Certificates  and the  Class  I-A-2
                  Certificates,  sequentially,  in that order, a distribution  of such amounts,  in reduction of the Current  Principal
                  Amount of such Certificates, until the Current Principal Amount of each such Class has been reduced to zero; and

                  (iii)     from amounts in respect of Unscheduled Principal received on the Underlying Group I Certificates, if any:

                                    (a) prior to the  related  Stepdown  Date or if a Trigger  Event is in effect,  to the Class  I-A-1
                  Certificates  and the Class I-A-2  Certificates,  sequentially,  in that order,  a distribution  of such amounts,  in reduction of the Current  Principal  Amount of such  Certificates,  until the Current  Principal  Amount of each such
                  Class has been reduced to zero; or

                                    (b) on or after the related  Stepdown  Date and if a Trigger  Event is not in effect,  to the Class
                  I-A-2 Certificates,  in an amount equal to the Class I-A-2 Principal Distribution Amount, in reduction of the Current
                  Principal Amount of such  Certificates,  until the Current  Principal Amount of such Certificates has been reduced to zero, and then a distribution to the Class I-A-1 Certificates of any remaining  Unscheduled Principal received on the
                  Underlying  Group I  Certificates,  in  reduction of the Current  Principal  Amount of such  Certificates,  until the
                  Current Principal Amount of such Certificates has been reduced to zero.

         II.  With respect to the Group II Certificates:

                  (i) from  amounts in respect of  interest  received on the  Underlying  Group II  Certificates,  if any, to the Class
II-A-1 Certificates and Class II-A-2 Certificates,  on a pro rata basis, the Interest  Distribution Amount for each such Class for such
Distribution Date;

                  (ii) from amounts in respect of Scheduled Principal received on the Underlying Group II Certificates, if any:

                                    (a) if a Trigger  Event is not in effect,  to the Class  II-A-1  Certificates  and the Class II-A-2
                  Certificates,  on a pro rata basis, a distribution of such amounts,  in reduction of the Current  Principal Amount of such Certificates, until the Current Principal Amount of each such Class has been reduced to zero; or

                                    (b) if a  Trigger  Event is in  effect,  to the Class  II-A-1  Certificates  and the  Class  II-A-2
                  Certificates,  sequentially,  in that order, a distribution  of such amounts,  in reduction of the Current  Principal
                  Amount of such Certificates, until the Current Principal Amount of each such Class has been reduced to zero; and

                  (iii)     from amounts in respect of Unscheduled Principal received on the Underlying Group II Certificates, if any:

                                    (a) prior to the related  Stepdown  Date or if a Trigger  Event is in effect,  to the Class  II-A-1
                  Certificates  and the Class II-A-2  Certificates,  sequentially,  in that order, a distribution  of such amounts,  in reduction of the Current  Principal  Amount of such  Certificates,  until the Current  Principal  Amount of each such
                  Class has been reduced to zero; or

                                    (b) on or after the related  Stepdown  Date and if a Trigger  Event is not in effect,  to the Class
                  II-A-2  Certificates,  in an amount  equal to the Class II-A-2  Principal  Distribution  Amount,  in reduction of the
                  Current  Principal Amount of such  Certificates,  until the Current  Principal  Amount of such  Certificates has been reduced to zero, and then a distribution  to the Class II-A-1  Certificates  of any remaining  Unscheduled  Principal received on the Underlying Group II Certificates,  in reduction of the Current Principal Amount of such Certificates, until the Current Principal Amount of such Certificates has been reduced to zero.

         III.  With respect to the Group III Certificates:

                  (i) from  amounts in respect of interest  received on the  Underlying  Group III  Certificates,  if any, to the Class
III-A-1  Certificates and Class III-A-2  Certificates,  on a pro rata basis, the Interest  Distribution  Amount for each such Class for such Distribution Date;

                  (ii) from amounts in respect of Scheduled Principal received on the Underlying Group III Certificates, if any:

                                    (a) if a Trigger Event is not in effect,  to the Class III-A-1  Certificates  and the Class III-A-2
                  Certificates,  on a pro rata basis, a distribution of such amounts,  in reduction of the Current  Principal Amount of such Certificates, until the Current Principal Amount of each such Class has been reduced to zero; or

                                    (b) if a Trigger  Event is in  effect,  to the Class  III-A-1  Certificates  and the Class  III-A-2
                  Certificates,  sequentially,  in that order, a distribution  of such amounts,  in reduction of the Current  Principal
                  Amount of such Certificates, until the Current Principal Amount of each such Class has been reduced to zero; and

                  (iii)     from amounts in respect of Unscheduled Principal received on the Underlying Group III Certificates, if any:

                                    (a) prior to the related  Stepdown  Date or if a Trigger  Event is in effect,  to the Class III-A-1
                  Certificates  and the Class III-A-2  Certificates,  sequentially,  in that order, a distribution of such amounts,  in reduction of the Current  Principal  Amount of such  Certificates,  until the Current  Principal  Amount of each such
                  Class has been reduced to zero; or

                                    (b) on or after the related  Stepdown  Date and if a Trigger  Event is not in effect,  to the Class
                  III-A-2  Certificates,  in an amount equal to the Class III-A-2  Principal  Distribution  Amount, in reduction of the
                  Current  Principal Amount of such  Certificates,  until the Current  Principal  Amount of such  Certificates has been reduced to zero, and then a distribution  to the Class III-A-1  Certificates of any remaining  Unscheduled  Principal received  on the  Underlying  Group  III  Certificates,  in  reduction  of  the  Current  Principal  Amount  of  such
                  Certificates, until the Current Principal Amount of such Certificates has been reduced to zero.

         IV.  With respect to the Group IV Certificates:

                  (i) from  amounts in respect of  interest  received on the  Underlying  Group IV  Certificates,  if any, to the Class
IV-A-1 Certificates and Class IV-A-2 Certificates,  on a pro rata basis, the Interest  Distribution Amount for each such Class for such
Distribution Date;

                  (ii) from amounts in respect of Scheduled Principal received on the Underlying Group IV Certificates, if any:

                                    (a) if a Trigger  Event is not in effect,  to the Class  IV-A-1  Certificates  and the Class IV-A-2
                  Certificates,  on a pro rata basis, a distribution of such amounts,  in reduction of the Current  Principal Amount of such Certificates, until the Current Principal Amount of each such Class has been reduced to zero; or

                                    (b) if a  Trigger  Event is in  effect,  to the Class  IV-A-1  Certificates  and the  Class  IV-A-2
                  Certificates,  sequentially,  in that order, a distribution  of such amounts,  in reduction of the Current  Principal
                  Amount of such Certificates, until the Current Principal Amount of each such Class has been reduced to zero; and

                  (iii)     from amounts in respect of Unscheduled Principal received on the Underlying Group IV Certificates, if any:

                                    (a) prior to the related  Stepdown  Date or if a Trigger  Event is in effect,  to the Class  IV-A-1
                  Certificates  and the Class IV-A-2  Certificates,  sequentially,  in that order, a distribution  of such amounts,  in reduction of the Current  Principal  Amount of such  Certificates,  until the Current  Principal  Amount of each such
                  Class has been reduced to zero; or

                                    (b) on or after the related  Stepdown  Date and if a Trigger  Event is not in effect,  to the Class
                  IV-A-2  Certificates,  in an amount  equal to the Class IV-A-2  Principal  Distribution  Amount,  in reduction of the
                  Current  Principal Amount of such  Certificates,  until the Current  Principal  Amount of such  Certificates has been reduced to zero, and then a distribution  to the Class IV-A-1  Certificates  of any remaining  Unscheduled  Principal received on the Underlying Group IV Certificates,  in reduction of the Current Principal Amount of such Certificates, until the Current Principal Amount of such Certificates has been reduced to zero.

         V.  With respect to the Group V Certificates, in the following order of priority:

                  (i) to the Class V-A-1a Certificates,  from the Class V-A-1a Percentage of Group V Underlying Interest,  in an amount equal to the Class  V-A-1a  Interest  Distribution  Amount;  and if such Class  V-A-1a  Percentage  of Group V  Underlying  Interest is
insufficient,  from the Class V-A-2 Percentage of Group V Underlying  Interest,  and if such amounts are  insufficient,  from the Class
V-A-2  Percentage  of amounts in respect of  principal  received  on the  Underlying  Group V  Certificates,  and if such  amounts  are insufficient,  from the Class V-A-1c Percentage of Group V Underlying  Interest,  and if such amounts are insufficient,  from the Class
V-A-1c  Percentage  of amounts in respect of  principal  received  on the  Underlying  Group V  Certificates,  and if such  amounts are insufficient,  from the Class V-A-1b Percentage of Group V Underlying  Interest,  and if such amounts are insufficient,  from the Class
V-A-1b Percentage of amounts in respect of principal received on the Underlying Group V Certificates;

                  (ii) to the Class  V-A-1a  Certificates,  from the Class  V-A-1a  Percentage  of the amounts in respect of  principal received on the Underlying Group V Certificates,  in an amount equal to the Class V-A-1a  Principal  Distribution  Amount;  and if such
Class V-A-1a  Percentage of amounts in respect of principal  received on the Underlying Group V Certificates is insufficient,  from the
Class V-A-2  Percentage of amounts in respect of principal  received on the Underlying  Group V Certificates  (as such amounts may have been reduced as described in Section  3.5(a)(V)(i)  above),  and if such amounts are insufficient,  from the Class V-A-1c Percentage of amounts in respect of principal  received on the Underlying  Group V  Certificates  (as such amounts may have been reduced as described in Section  3.5(a)(V)(i)  above),  and if such  amounts are  insufficient,  from the Class V-A-1b  Percentage  of amounts in respect of principal  received on the Underlying Group V Certificates (as such amounts may have been reduced as described in Section  3.5(a)(V)(i)
above),  and if such amounts are  insufficient,  from the Class V-A-2  Percentage  of Group V Underlying  Interest (as such amounts may have been reduced as described in Section 3.5(a)(V)(i)  above), and if such amounts are insufficient,  from the Class V-A-1c Percentage of Group V  Underlying  Interest  (as such amounts may have been  reduced as  described  in Section  3.5(a)(V)(i)  above),  and if such amounts are  insufficient,  from the Class V-A-1b  Percentage of Group V Underlying  Interest (as such amounts may have been reduced as described in Section 3.5(a)(V)(i) above);

                  (iii) to the Class V-A-1b  Certificates,  from the Class V-A-1b  Percentage  of Group V Underlying  Interest (as such amounts may have been reduced as described in Sections  3.5(a)(V)(i) and  3.5(a)(V)(ii)  above), in an amount equal to the Class V-A-1b
Interest  Distribution  Amount;  and if such Class V-A-1b  Percentage of Group V Underlying  Interest is  insufficient,  from the Class
V-A-2  Percentage  of Group V Underlying  Interest (as such  amounts may have been  reduced as described in Sections  3.5(a)(V)(i)  and
3.5(a)(V)(ii)  above),  and if such  amounts are  insufficient,  from the Class  V-A-2  Percentage  of amounts in respect of  principal received on the  Underlying  Group V  Certificates  (as such amounts may have been reduced as  described in Sections  3.5(a)(V)(i)  and
3.5(a)(V)(ii)  above), and if such amounts are insufficient,  from the Class V-A-1c Percentage of Group V Underlying  Interest (as such amounts may have been reduced as described in Sections  3.5(a)(V)(i) and  3.5(a)(V)(ii)  above),  and if such amounts are insufficient, from the Class V-A-1c  Percentage of amounts in respect of principal  received on the Underlying  Group V Certificates (as such amounts may have been reduced as described in Sections 3.5(a)(V)(i) and 3.5(a)(V)(ii) above);

                  (iv) to the Class  V-A-1b  Certificates,  from the Class  V-A-1b  Percentage  of the amounts in respect of  principal received on the  Underlying  Group V  Certificates  (as such amounts may have been reduced as  described in Sections  3.5(a)(V)(i)  and
3.5(a)(V)(ii)  above),  in an amount equal to the Class V-A-1b Principal  Distribution  Amount;  and if such Class V-A-1b Percentage of amounts in respect of principal  received on the Underlying  Group V Certificates is  insufficient,  from the Class V-A-2 Percentage of amounts in respect of principal  received on the Underlying  Group V  Certificates  (as such amounts may have been reduced as described in Sections  3.5(a)(V)(i),  3.5(a)(V)(ii)  and  3.5(a)(V)(iii)  above),  and if such  amounts are  insufficient,  from the Class V-A-1c
Percentage of amounts in respect of principal  received on the Underlying  Group V Certificates  (as such amounts may have been reduced as described in Sections 3.5(a)(V)(i),  3.5(a)(V)(ii) and 3.5(a)(V)(iii)  above), and if such amounts are insufficient,  from the Class
V-A-2  Percentage of Group V Underlying  Interest (as such amounts may have been reduced as described in Section  3.5(a)(V)(i)  above), and if such amounts are insufficient,  from the Class V-A-1c  Percentage of Group V Underlying  Interest (as such amounts may have been reduced as described in Section 3.5(a)(V)(i) above);

                  (v) to the Class V-A-1c  Certificates,  from the Class  V-A-1c  Percentage  of Group V  Underlying  Interest (as such amounts may have been reduced as described in Sections  3.5(a)(V)(i),  3.5(a)(V)(ii),  3.5(a)(V)(iii)  and 3.5(a)(V)(iv)  above), in an amount equal to the Class V-A-1c Interest  Distribution  Amount; and if such Class V-A-1c Percentage of Group V Underlying  Interest is
insufficient,  from the Class V-A-2  Percentage  of Group V Underlying  Interest (as such amounts may have been reduced as described in
Sections  3.5(a)(V)(i),  3.5(a)(V)(ii),  3.5(a)(V)(iii) and 3.5(a)(V)(iv) above), and if such amounts are insufficient,  from the Class
V-A-2  Percentage of amounts in respect of principal  received on the Underlying  Group V  Certificates  (as such amounts may have been reduced as described in Sections 3.5(a)(V)(i), 3.5(a)(V)(ii), 3.5(a)(V)(iii) and 3.5(a)(V)(iv) above);

                  (vi) to the Class  V-A-1c  Certificates,  from the Class  V-A-1c  Percentage  of the amounts in respect of  principal received  on the  Underlying  Group V  Certificates  (as such  amounts may have been  reduced as  described  in Sections  3.5(a)(V)(i),
3.5(a)(V)(ii),  3.5(a)(V)(iii),  3.5(a)(V)(iv) and 3.5(a)(V)(v)  above), in an amount equal to the Class V-A-1c Principal  Distribution
Amount;  and if such Class V-A-1c  Percentage of amounts in respect of principal  received on the Underlying  Group V  Certificates  is insufficient,  from the Class V-A-2  Percentage of amounts in respect of principal  received on the Underlying Group V Certificates (as such  amounts  may have  been  reduced  as  described  in  Sections  3.5(a)(V)(i),  3.5(a)(V)(ii),  3.5(a)(V)(iii),  3.5(a)(V)(iv)  and
3.5(a)(V)(v)  above),  and if such amounts are  insufficient,  from the Class V-A-2 Percentage of Group V Underlying  Interest (as such amounts may have been reduced as described in Sections  3.5(a)(V)(i),  3.5(a)(V)(ii),  3.5(a)(V)(iii),  3.5(a)(V)(iv)  and 3.5(a)(V)(v)
above);

                  (vii)    to the Class V-A-2  Certificates,  from the Class V-A-2  Percentage of Group V Underlying  Interest (as such amounts may have been reduced as described in Sections 3.5(a)(V)(i),  3.5(a)(V)(ii),  3.5(a)(V)(iii),  3.5(a)(V)(iv),  3.5(a)(V)(v) and
3.5(a)(V)(vi) above), an amount equal to the Class V-A-2 Interest Distribution Amount; and

                  (viii) to the Class V-A-2  Certificates,  from the Class V-A-2 Percentage of amounts in respect of principal received on the Underlying  Group V  Certificates  (as such amount may have been reduced as described in Sections  3.5(a)(V)(i),  3.5(a)(V)(ii),
3.5(a)(V)(iii),  3.5(a)(V)(iv),  3.5(a)(V)(v) and 3.5(a)(V)(vi)  above),  in an amount equal to the Class V-A-2 Principal  Distribution
Amount;  and if such Class V-A-2  Percentage of amounts in respect of principal  received on the  Underlying  Group V  Certificates  is insufficient,  from the Group V  Underlying  Interest  (as such  amounts  have been or may have been  reduced as  described  in Section
3.05(a)(V)(i) through 3.05(a)(V)(vii) above).

         VI.  With respect to the Group VI Certificates:

                  (i) from  amounts in respect of  interest  received on the  Underlying  Group VI  Certificates,  if any, to the Class
VI-A-1 Certificates and Class VI-A-2 Certificates,  on a pro rata basis, the Interest  Distribution Amount for each such Class for such
Distribution Date; and

                  (ii) from amounts in respect of  principal  received on the  Underlying  Group VI  Certificates,  to the Class VI-A-1
Certificates and Class VI-A-2 Certificates,  on a pro rata basis, a distribution of such amounts, in reduction of the Current Principal
Amounts of such Certificates, until the Current Principal Amounts of each such Class of Certificates has been reduced to zero.

           (b)          All  distributions  made to Holders of the Certificates  pursuant to Section 3.05(a) on each  Distribution Date shall be allocated pro rata among the outstanding  Certificates based upon their respective  Percentage  Interests and, except in the case of the final  distribution  to the Holders of the  Certificates,  shall be made to the  Holders of record on the related  Record
  Date.  Distributions to any  Certificateholder on any Distribution Date shall be made by wire transfer of immediately available funds to the account of such  Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing (which wiring  instructions  may be in the form of a standing  order  applicable to all future  Distribution  Dates) no less than five  Business  Days  prior to the  related  Record  Date (or,  in the case of the  initial
  Distribution  Date, no later than the related  Record Date) and is the registered  owner of  Certificates  with an aggregate  Initial
  Current  Principal  Amount of not less than  $1,000,000,  or  otherwise  by check  mailed by first  class mail to the address of such
  Certificateholder  appearing in the Certificate Register.  Final distribution to each  Certificateholder will be made in like manner, but only upon  presentment  and surrender of such  Certificate  at the Corporate  Trust Office of the Trustee or such other  location specified in the notice to Certificateholders of such final distribution.

           (c)          Notwithstanding  any other provision of this Agreement,  the Trustee shall comply with all federal  withholding requirements  respecting  payments to  Certificateholders  that the Trustee  reasonably  believes are applicable  under the Code. The consent of  Certificateholders  shall not be required for such  withholding.  In the event the Trustee does  withhold any amount from payments to any  Certificateholder  pursuant to federal withholding  requirements,  the Trustee shall indicate the amount withheld to such Certificateholders.

           (d)          Realized Losses. On any Distribution  Date,  following  distributions to be made on that Distribution Date, any
  Realized Losses allocated (i) to the Underlying Group I Certificates  will be allocated first to the Class I-A-2  Certificates  until the Current  Principal Amount thereof has been reduced to zero and then to the Class I-A-1  Certificates  until the Current Principal
  Amount thereof has been reduced to zero,  (ii) to the Underlying  Group II  Certificates  will be allocated first to the Class II-A-2
  Certificates until the Current Principal Amount thereof has been reduced to zero and then to the Class II-A-1  Certificates until the
  Current  Principal Amount thereof has been reduced to zero, (iii) to the Underlying Group III Certificates will be allocated first to the Class III-A-2  Certificates  until the Current  Principal  Amount  thereof has been reduced to zero and then to the Class III-A-1
  Certificates  until the Current  Principal Amount thereof has been reduced to zero, (iv) to the Underlying Group IV Certificates will be allocated first to the Class IV-A-2  Certificates  until the Current Principal Amount thereof has been reduced to zero and then to the Class IV-A-1  Certificates  until the Current  Principal Amount thereof has been reduced to zero, and (v) to the Underlying Group
  VI Certificates will be allocated to the Class VI-A-2, Class VI-A-1c,  Class VI-A-1b and Class VI-A-1a  Certificates,  in that order, until the Current  Principal  Amount of each such Class thereof has been reduced to zero. The rights of the Class V-A-2  Certificates to receive  distributions will be subordinated to the Class V-A-1a,  Class V-A-1b and Class V-A-1c  Certificates to the extent of any
  Realized Losses allocated to the Underlying  Group V Certificates,  as further  described under clause  3.05(a)(V) of this Agreement.
  The rights of the Class V-A-1c  Certificates to receive  distributions will be subordinated to the Class V-A-1a  Certificates and the
  Class V-A-1b  Certificates  to the extent of any  Realized  Losses  allocated  to the  Underlying  Group V  Certificates,  as further described under clause 3.05(a)(V) of this Agreement.  The rights of the Class V-A-1b  Certificates to receive  distributions  will be subordinated to the Class V-A-1a  Certificates to the extent of any Realized Losses allocated to the Underlying Group V Certificates, as further described under clause 3.05(a)(V) of this Agreement.

         (e)          On each  Distribution  Date,  all amounts  transferred  from the Class V-A-3  Reserve  Account  representing  any
Additional  Class A-1 Interest  Amount  received in respect of the  Underlying  Group V  Certificates  will be withdrawn from the Class
V-A-3 Reserve  Account and  distributed by the Trustee to the Holders of the Class V-A-3  Certificates  and shall not be distributed to the Holders of any other Class of Certificates.

Section 3.06. Statements to Certificateholders.

                  On each Distribution Date, the Trustee and the Group V Exchange Trust Trustee, as applicable,  shall prepare and make available  to each  Certificateholder,  the  Depositor  and the Rating  Agencies,  on its  website,  a statement  with  respect to such
Distribution Date, stating:

                  (i)      the  Available  Funds for each  Certificate  Group for such  Distribution  Date,  including  the cash  flows received and the sources thereof for distributions;

                  (ii)     the  Interest  Distribution  Amount  and the  amount  with  respect  to  principal  paid on  each  Class  of
         Certificates with respect to such Distribution Date;

                  (iii)    the  Current  Principal  Amount of each Class of  Certificates  before and after  applying  payments on such
         Distribution Date;

                  (iv)     the applicable record dates, accrual dates and actual Distribution Dates for the period;

                  (v)      the Pass-Through Rate on each Class of Certificates for such Distribution Date;

                  (vi)     the interest rate on each Class of Underlying Certificates for such Distribution Date; and

                  (vii) whether any exchanges of Exchangeable  Certificates have taken place since the preceding Distribution Date and, if applicable,  the names,  certificate  balances  (including  notional  balances),  pass-through rates, and any interest and principal paid,  including  any  shortfalls  allocated,  of any  Classes of  Certificates  that were  received by the  Certificateholder  of such
Certificate as a result of such exchange.

                  In the case of the  information  furnished  pursuant to clause (ii) above,  the amounts  shall also be expressed as a dollar amount per $100,000 of principal face amount.

                  The Trustee may make available each month, to any interested party, the monthly statement to  Certificateholders  via the  Trustee's  website  initially  located at  "www.ctslink.com."  Assistance  in using the  website  can be  obtained  by calling the
Trustee's  customer service desk at 1-866-846-4526.  Parties that are unable to use the above distribution  option are entitled to have a paper copy mailed to them via first class mail by calling the  Trustee's  customer  service  desk and  indicating  such.  The Trustee shall have the right to change the way such reports are  distributed in order to make such  distribution  more  convenient  and/or more accessible to the parties, and the Trustee shall provide timely and adequate notification to all parties regarding any such change.

                  In  addition,   the  Trustee   promptly  will  furnish  to  the  Depositor  and,  upon  the  written   request  of  a
Certificateholder,  to such  Certificateholder,  copies of any written notices,  statements,  reports or other written  communications, received by the Trustee in respect of the Underlying Certificates.

Section 3.07. Access to Certain Documentation and Information.

                  The Trustee shall provide to the Depositor access to all reports,  documents and records maintained by the Trustee in respect of its duties  hereunder,  such access being afforded  without  charge but only upon three  Business Days' written  request and during normal business hours at offices designated by the Trustee.

Section 3.08. Calculation of Distribution Amounts.

                  All calculations of Available Funds, the Interest  Distribution  Amount and amounts payable with respect to principal for any  Distribution  Date  shall be  performed  by the  Trustee in  reliance  on the  information  provided  to it in the  applicable
Underlying Distribution Date Statement.

Section 3.09. Annual Statement as to Compliance.

           (a)          The Trustee  shall  deliver (or  otherwise  make  available) to the Depositor not later than March 15th of each calendar year  beginning in 2008, an Officer's  Certificate  (an "Annual  Statement of  Compliance")  stating,  as to each  signatory thereof,  that (i) a review of the activities of the Trustee  during the preceding  calendar year and of its  performance  under this
  Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge,  based on such review, the
  Trustee has  fulfilled  all of its  obligations  under this  Agreement in all material  respects  throughout  such year or applicable portion  thereof,  or, if there has been a failure to fulfill any such  obligation  in any  material  respect,  specifying  each such failure known to such officer and the nature and status of the cure provisions  thereof.  Such Annual  Statement of Compliance  shall contain no restrictions or limitations on its use.

           (b)          Failure of the Trustee to comply with this Section 3.09 (including  with respect to the timeframes  required in this  Section)  which  failure  results in a failure to timely  file the  related  Form 10-K,  shall,  upon  written  notice from the
  Depositor,  be deemed a default which may result in the  termination  of the Trustee  pursuant to Section 5.07 and the Depositor may, upon notice  immediately  terminate all of the rights and obligations of the Trustee under this Agreement  without  compensating  the
  Trustee for the same (but subject to the Trustee's  right to  reimbursement  of all amounts for which it is entitled to be reimbursed prior to the date of termination).  Upon such termination,  the Trustee shall immediately  transfer or cause to be transferred to the successor  Trustee  all  Underlying  Certificates  and  other  assets of the Trust  Fund  held by or on behalf of the  Trustee.  This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

Section 3.10. Assessments of Compliance and Attestation Reports.

         Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of  Regulation  AB, the Trustee (to the extent set forth in this Section) (the  "Attesting  Party") shall deliver (or otherwise make available) to the Depositor on or before March 15th of each calendar year beginning in 2008, a report  regarding the Attesting  Party's  assessment of compliance (an  "Assessment of  Compliance")
with the  Servicing  Criteria  applicable to it during the preceding  calendar  year.  The  Assessment of  Compliance,  as set forth in
Regulation AB, must contain the following:

         (a)      A statement by an  authorized  officer of the  Attesting  Party of its  authority  and  responsibility  for assessing compliance with the Servicing Criteria applicable to the Attesting Party;

         (b)      A statement by an authorized  officer that the Attesting  Party used the Servicing  Criteria  identified in Exhibit C hereto to assess compliance with the Servicing Criteria applicable to the Attesting Party;

         (c)      An assessment by such officer of the Attesting  Party's  compliance  with the applicable  Servicing  Criteria for the period consisting of the preceding calendar year,  including  disclosure of any material instance of noncompliance with respect thereto during such period,  which  assessment  shall be based on the  activities  the Attesting  Party  performs with respect to  asset-backed securities  transactions  taken as a whole involving the Attesting  Party,  that are backed by the same asset type as those backing the
Underlying Certificates;

         (d)      A statement  that a registered  public  accounting  firm has issued an  attestation  report on the Attesting  Party's
Assessment of Compliance for the period consisting of the preceding calendar year; and

         (e)      A statement  as to which of the  Servicing  Criteria,  if any,  are not  applicable  to the  Attesting  Party,  which statement shall be based on the activities the Attesting Party performs with respect to asset-backed  securities  transactions taken as a whole involving the Attesting Party, that are backed by the same asset type as those backing the Underlying Certificates.

         Such report at a minimum  shall address each of the  Servicing  Criteria  specified on Exhibit C hereto which are indicated as applicable to the Attesting Party.

         On or before March 15th of each  calendar  year  beginning in 2008,  the  Attesting  Party shall  furnish (or  otherwise  make available) to the Depositor a report (an  "Attestation  Report") by a registered  public  accounting  firm that attests to, and reports on, the  Assessment of  Compliance  made by the  Attesting  Party,  as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item
1122(b) of  Regulation  AB, which  Attestation  Report must be made in accordance  with  standards for  attestation  reports  issued or adopted by the Public Company Accounting Oversight Board.

         The Depositor  shall confirm that the  Assessment  of Compliance  delivered to it addresses all of the Servicing  Criteria set forth in Exhibit C and notify the Trustee of any exceptions.  Notwithstanding the foregoing, as to any subcontractor,  an Assessment of
Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

         Failure of the Trustee to comply with this Section 3.10  (including  with respect to the timeframes  required in this Section)
which  failure  results  in a failure  to timely  file the  related  Form  10-K,  shall be  deemed a  default  which may  result in the termination  of the Trustee  pursuant to Section 5.07 and the Depositor  may, upon notice  immediately  terminate all of the rights and obligations of the Trustee under this Agreement  without  compensating  the Trustee for the same (but subject to the Trustee's right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination).  Upon such  termination,  the
Trustee shall  immediately  transfer or cause to be transferred to the successor  Trustee all Underlying  Certificates and other assets of the Trust Fund held by or on behalf of the Trustee.  This  paragraph  shall  supersede any other  provision in this Agreement or any other agreement to the contrary.

Section 3.11. Reports Filed with Securities and Exchange Commission.

         (a)      (i) (A) Within 15 days after each  Distribution  Date,  for so long as the Trust is subject to Exchange Act reporting requirements,  the Trustee shall, in accordance with industry  standards,  prepare and file with the Commission via the Electronic Data
Gathering and Retrieval  System  ("EDGAR"),  a Distribution  Report on Form 10-D,  signed by the Depositor,  with a copy of the Monthly
Statement to be furnished by the Trustee to the  Certificateholders  for such Distribution Date;  provided that, the Trustee shall have received no later than five (5) calendar  days after the related  Distribution  Date,  all  information  required to be provided to the
Trustee as described in clause (a)(iv) below.  Any disclosure  that is in addition to the Monthly  Statement and that is required to be included on Form 10-D,  including the Form 10-D filed in connection  with the Underlying  Series  ("Additional  Form 10-D  Disclosure")
shall be,  pursuant  to the  paragraph  immediately  below,  reported  by the  parties  set forth on Exhibit D to the  Trustee  and the
Depositor  and approved by the  Depositor,  and the Trustee will have no duty or  liability  for any failure  hereunder to determine or prepare any Additional Form 10-D Disclosure  absent such reporting  (other than in the case where the Trustee is the reporting party as set forth in Exhibit D) and approval.

         (B) Within  five (5)  calendar  days after the  related  Distribution  Date,  (i) the  parties set forth in Exhibit D shall be required to provide,  pursuant to Section  3.11(a)(iv)  below,  to the Trustee and the Depositor,  to the extent known by a responsible officer thereof, in  EDGAR-compatible  format, or in such other form as otherwise agreed upon by the Trustee and the Depositor and such party,  the form and substance of any Additional Form 10-D  Disclosure,  if applicable and (ii) the Depositor will approve,  as to form and substance,  or disapprove,  as the case may be, the inclusion of the  Additional  Form 10-D  Disclosure on Form 10-D. The Depositor
shall be responsible  for any reasonable  fees and expenses  assessed or incurred by the Trustee in connection  with including any Form
10-D Disclosure Information on Form 10-D pursuant to this Section.

         (C) After  preparing  the Form 10-D,  the Trustee shall  forward  electronically  a copy of the Form 10-D to the Depositor for review.  Within two Business  Days after  receipt of such copy,  but no later than the 12th  calendar day after the  Distribution  Date
(provided  that,  the  Trustee  forwards a copy of the Form 10-D no later than the 10th  calendar  after the  Distribution  Date),  the
Depositor  shall  notify the  Trustee in writing  (which may be  furnished  electronically)  of any changes to or approval of such Form
10-D.  In the absence of receipt of any written  changes or  approval,  the Trustee  shall be entitled to assume that such Form 10-D is in final form and the Trustee  may  proceed  with the filing of the Form 10-D.  No later than the 13th  calendar  day after the related
Distribution  Date, a duly  authorized  officer of the Depositor  shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original  executed hard copy to follow by overnight  mail) to the Trustee.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended,  the Trustee shall follow the procedures set forth in Section  3.11(a)(v).
Promptly (but no later than one (1) Business Day) after filing with the  Commission,  the Trustee shall make  available on its internet website a final executed copy of each Form 10-D filed by the Trustee.  The parties to this Agreement  acknowledge  that the performance by the Trustee of its duties under  Sections  3.11(a)(i) and (v) related to the timely  preparation,  execution and filing of Form 10-D is contingent  upon such parties  strictly  observing all applicable  deadlines in the performance of their duties under such Sections.
The Trustee  shall not have any  liability  for any loss,  expense,  damage,  claim  arising  out of or with  respect to any failure to properly  prepare and timely file such Form 10-D, where such failure results from the Trustee's  inability or failure to receive,  on a timely  basis,  any  information  from any other party hereto  needed to prepare,  arrange for  execution  or file such Form 10-D,  not resulting from its own negligence, bad faith or willful misconduct.

         Each of Form 10-D and Form 10-K  requires the  registrant  to indicate (by checking  "yes" or "no") that it "(1) has filed all reports  required to be filed by Section 13 or 15(d) of the  Exchange Act during the  preceding  12 months (or for such shorter  period that the  registrant was required to file such reports),  and (2) has been subject to such filing  requirements  for the past 90 days."
The Depositor  hereby  represents to the Trustee that the Depositor has filed all such required  reports during the preceding 12 months and it has been  subject to such filing  requirements  for the past 90 days.  The  Depositor  shall  notify the Trustee in writing,  no later  than the fifth  calendar  day after the  related  Distribution  Date with  respect to the filing of a report on Form 10-D and no later than  March  15th with  respect  to the  filing of a report on Form  10-K,  if the  answer to the  questions  should be "no." The
Trustee shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

         (ii) (A) Within four (4) Business Days after the occurrence of an event  requiring  disclosure on Form 8-K (each such event, a
"Reportable  Event"), for so long as the Trust is subject to Exchange Act reporting  requirements,  the Trustee shall prepare and file, at the  direction  of the  Depositor,  on behalf of the Trust,  any Form 8-K, as required  by the  Exchange  Act;  provided  that,  the
Depositor  shall  prepare and file the  initial  Form 8-K in  connection  with the  issuance of the  Certificates.  Any  disclosure  or information  related to a Reportable  Event or that is otherwise  required to be included on Form 8-K,  including any Form 8-K filed in connection  with the Underlying  Series ("Form 8-K Disclosure  Information")  shall be,  pursuant to the paragraph  immediately  below, reported by the parties set forth on Exhibit D to the Trustee and the  Depositor  and approved by the  Depositor,  and the Trustee will have no duty or liability for any failure  hereunder to determine or prepare any Additional Form 10-D Disclosure  absent such reporting
(other than in the case where the Trustee is the reporting party as set forth in Exhibit D) and approval.

         (B) For so long as the Trust is subject to the Exchange Act  reporting  requirements,  no later than the close of business New
York City time on the 2nd  Business  Day after the  occurrence  of a  Reportable  Event (i) the parties set forth in Exhibit D shall be required  pursuant to Section  3.11(a)(iv)  below to provide to the Trustee and the  Depositor,  to the extent  known by a  responsible officer thereof, in  EDGAR-compatible  format, or in such other form as otherwise agreed upon by the Trustee and the Depositor and such party, the form and substance of any Form 8-K Disclosure Information,  if applicable,  and (ii) the Depositor shall approve, as to form and  substance,  or  disapprove,  as the case may be, the inclusion of the Form 8-K  Disclosure  Information on Form 8-K. The Depositor
shall be responsible  for any reasonable  fees and expenses  assessed or incurred by the Trustee in connection  with including any Form
8-K Disclosure Information on Form 8-K pursuant to this Section.

         (C) After  preparing  the Form 8-K, the Trustee  shall  forward  electronically  a copy of the Form 8-K to the  Depositor  for review.  No later than noon New York City time on the 4th Business Day after the  Reportable  Event, a duly  authorized  officer of the
Depositor  shall sign the Form 8-K and return an  electronic  or fax copy of such signed Form 8-K (with an original  executed hard copy to follow by  overnight  mail) to the  Trustee.  Promptly,  but no later than the close of business on the 3rd  Business  Day after the
Reportable  Event,  the  Depositor  shall notify the Trustee in writing  (which may be furnished  electronically)  of any changes to or approval of such Form 8-K filed by the  Trustee.  In the absence of receipt of any written  changes or approval,  the Trustee  shall be entitled  to assume  that such Form 8-K is in final form and the  Trustee  may  proceed  with the filing of the Form 8-K. If a Form 8-K cannot be filed on time or if a previously  filed Form 8-K needs to be amended,  the Trustee shall follow the  procedures  set forth in
Section  3.11(a)(v).  Promptly  (but no later than one (1) Business  Day) after filing with the  Commission,  the Trustee  shall,  make available  on its  internet  website a final  executed  copy of each Form 8-K  filed by the  Trustee.  The  parties  to this  Agreement acknowledge  that the  performance  by the Trustee of its duties  under this  Section  3.11(a)(ii)  related to the timely  preparation, execution and filing of Form 8-K is contingent  upon such parties  strictly  observing all applicable  deadlines in the  performance of their duties under this Section  3.11(a)(ii).  The Trustee shall have any liability for any loss,  expense,  damage,  claim arising out of or with respect to any failure to properly  prepare,  execute and/or timely file such Form 8-K, where such failure  results from the
Trustee's  inability or failure to receive,  on a timely basis, any information from any other party hereto needed to prepare,  arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

         (iii) (A)  Within 90 days  after the end of each  fiscal  year of the Trust or such  earlier  date as may be  required  by the
Exchange  Act (the "10-K  Filing  Deadline")  (it being  understood  that the fiscal year for the Trust ends on  December  31st of each year),  commencing in March 2008 and  thereafter so long as the Trust is subject to Exchange Act  reporting  requirements,  the Trustee shall  prepare and file on behalf of the Trust a Form 10-K,  in form and  substance  as required by the  Exchange  Act.  Each such Form
10-K shall include the following  items,  in each case to the extent they have been delivered to the Trustee within the applicable time frames set forth in this Agreement,  (I) an annual compliance  statement for the Trustee,  as described under Section 3.09, (II)(A) the annual report on assessment of compliance  with  Servicing  Criteria for the Trustee,  as described  under Section 3.10, and (B) if any such report on assessment of compliance  with Servicing  Criteria  described  under Section 3.10  identifies  any material  instance of noncompliance,  disclosure  identifying  such  instance  of  noncompliance,  or if any such report on  assessment  of  compliance  with
Servicing  Criteria  described  under Section 3.10 is not included as an exhibit to such Form 10-K,  disclosure that such report is not included and an explanation why such report is not included,  (III)(A) the registered  public  accounting firm  attestation  report for the Trustee,  as described under Section 3.10, and (B) if any registered  public  accounting firm  attestation  report  described under
Section 3.10 identifies any material instance of noncompliance,  disclosure identifying such instance of noncompliance,  or if any such registered  public accounting firm attestation  report is not included as an exhibit to such Form 10-K,  disclosure that such report is not included and an explanation why such report is not included,  and (IV) a Sarbanes-Oxley  Certification as described in Section 3.11
(a)(iii)(D)  below  (provided,  however,  that the  Trustee,  at its  discretion,  may omit  from the Form 10-K any  annual  compliance statement,  assessment of compliance or attestation  report that is not required to be filed with such Form 10-K pursuant to Regulation
AB). Any disclosure or  information  in addition to (I) through (IV) above that is required to be included on Form 10-K,  including the
Form 10-K filed in connection  with the Underlying  Series  ("Additional  Form 10-K  Disclosure")  shall be,  pursuant to the paragraph immediately below,  reported by the parties set forth on Exhibit D to the Trustee and the Depositor and approved by the Depositor,  and the Trustee will have no duty or liability  for any failure  hereunder to  determine  or prepare any  Additional  Form 10-K  Disclosure absent such reporting (other than in the case where the Trustee is the reporting party as set forth in Exhibit D) and approval.

         (B) No later than March 15th of each year that the Trust is subject to the Exchange  Act  reporting  requirements,  commencing in 2008, (i) the parties set forth in Exhibit D shall be required to provide pursuant to Section  3.11(a)(iv)  below to the Trustee and the Depositor,  to the extent known by a responsible officer thereof,  in  EDGAR-compatible  format, or in such other form as otherwise agreed upon by the Trustee and the  Depositor  and such party,  the form and  substance  of any  Additional  Form 10-K  Disclosure,  if applicable,  and (ii) the Depositor  will approve,  as to form and substance,  or disapprove,  as the case may be, the inclusion of the
Additional  Form 10-K  Disclosure on Form 10-K. The Depositor  shall be responsible  for any reasonable  fees and expenses  assessed or incurred by the Trustee in connection with including any Form 10-K Disclosure information on Form 10-K pursuant to this Section.

         (C) After  preparing  the Form 10-K,  the Trustee shall  forward  electronically  a copy of the Form 10-K to the Depositor for review.  Within three Business Days after receipt of such copy,  but no later than March 25th,  the Depositor  shall notify the Trustee in writing  (which may be furnished  electronically)  of any changes to or approval of such Form 10-K. In the absence of receipt of any written  changes or approval,  the Trustee shall be entitled to assume that such Form 10-K is in final form and the Trustee may proceed with the filing of the Form 10-K.  No later than the close of  business  Eastern  Standard  time on the 4th  Business  Day prior to the
10-K Filing  Deadline,  a senior officer of the Depositor  shall sign the Form 10-K and return an electronic or fax copy of such signed
Form 10-K (with an original  executed  hard copy to follow by overnight  mail) to the  Trustee.  If a Form 10-K cannot be filed on time or if a  previously  filed Form 10-K needs to be amended,  the  Trustee  will follow the  procedures  set forth in Section  3.11(a)(v).
Promptly (but no later than one (1) Business Day) after filing with the  Commission,  the Trustee shall make  available on its internet website a final executed copy of each Form 10-K filed by the Trustee.  The parties to this Agreement  acknowledge  that the performance by the Trustee of its duties under Sections  3.11(a)(iii) and (v) related to the timely preparation,  execution and filing of Form 10-K is contingent  upon such parties  strictly  observing all applicable  deadlines in the  performance of their duties under such Sections and Sections 3.09 and Section 3.10.  The Trustee shall not have any liability for any loss,  expense,  damage,  claim arising out of or with  respect to any failure to properly  prepare,  execute  and/or  timely file such Form 10-K,  where such  failure  results from the
Trustee's  inability or failure to receive,  on a timely basis, any information from any other party hereto needed to prepare,  arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

         (D) Each Form 10-K shall include a certification  (the  "Sarbanes-Oxley  Certification")  required to be included therewith in compliance with Item  601(b)(31)(ii)  of Regulation S-K, which shall be signed by the Certifying Person and delivered to the Trustee no later than March  15th of each year in which the Trust is subject to the  reporting  requirements  of the  Exchange  Act.  The  Trustee shall provide to the Depositor,  as the Person who signs the Sarbanes-Oxley  Certification (the "Certifying  Person"), by March 10th of
each year in which the Trust is subject to the reporting  requirements of the Exchange Act and otherwise within a reasonable  period of time upon request,  a certification  (a "Back-Up  Certification"),  in the form attached hereto as Exhibit B, upon which the Certifying
Person,  the  entity for which the  Certifying  Person  acts as an  officer,  and such  entity's  officers,  directors  and  Affiliates
(collectively  with the  Certifying  Person,  "Certification  Parties") can reasonably  rely. A senior  officer of the Depositor  shall serve as the Certifying Person on behalf of the Trust.

         (iv) With  respect  to any  Additional  Form 10-D  Disclosure,  Additional  Form 10-K  Disclosure  or any Form 8-K  Disclosure
Information  (collectively,  the  "Additional  Disclosure")  relating to the Trust  Fund,  the  Trustee's  obligation  to include  such
Additional  Information in the  applicable  Exchange Act report is subject to receipt from the entity that is indicated in Exhibit D as the  responsible  party for  providing  that  information,  if other than the  Trustee,  as and when  required as  described in Section
3.11(a)(i)  through (iii) above.  Such Additional  Disclosure shall be accompanied by a notice  substantially in the form of Exhibit E.
Both of the Trustee and the  Depositor  hereby  agree to notify and provide to the extent  known to the Trustee and the  Depositor  all
Additional  Disclosure  relating to the Trust Fund, with respect to which such party is indicated in Exhibit E as the responsible party for providing that  information.  The Depositor shall be responsible  for any reasonable fees and expenses  assessed or incurred by the
Trustee in connection with including any Additional Disclosure information pursuant to this Section.

         So long as the  Depositor is subject to the  reporting  requirements  of the Exchange Act with respect to the Trust Fund,  the
Trustee shall notify the Depositor of any  bankruptcy or  receivership  with respect to the Trustee or of any  proceedings  of the type described  under Item 1117 of Regulation AB that have occurred as of the related due period,  together with a description  thereof,  no later than the date on which such  information  is required of other parties  hereto as set forth under this Section 3.11. In addition, the Trustee shall notify the Depositor of any  affiliations  or  relationships  that develop after the Closing Date between the Trustee and the Depositor or the Sponsor of the type  described  under Item 1119 of Regulation  AB,  together  with a description  thereof,  no later than the date on which such  information  is required of other parties  hereto as set forth under this Section  3.11.  Should the identification of any of the Depositor or the Sponsor change, the Depositor shall promptly notify the Trustee.

         (v) (A) On or prior to  January  30th of the first  year in which  the  Trustee  is able to do so under  applicable  law,  the
Trustee shall  prepare and file a Form 15 relating to the automatic  suspension of reporting in respect of the Trust under the Exchange
Act.

         (B) In the event that the Trustee is unable to timely file with the  Commission  all or any required  portion of any Form 8-K,
10-D or 10-K  required  to be filed by this  Agreement  because  required  disclosure  information  was either not  delivered  to it or delivered to it after the delivery  deadlines set forth in this Agreement or for any other reason,  the Trustee shall  promptly  notify the  Depositor.  In the case of Form 10-D and 10-K,  the Depositor  and the Trustee  shall  cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as  applicable,  pursuant to Rule 12b-25 of the  Exchange  Act. In the case of Form 8-K, the Trustee  will,  upon receipt of all required Form 8-K Disclosure  Information and upon the approval and direction of the Depositor,  include such disclosure information  on the next Form  10-D.  In the event that any  previously  filed Form 8-K,  10-D or 10-K  needs to be  amended,  and such amendment  relates to any  Additional  Disclosure,  the Trustee shall notify the Depositor  and the parties  affected  thereby and such parties will  cooperate  to prepare any  necessary  Form 8-K,  10-DA or 10-KA.  Any Form 15, Form 12b-25 or any  amendment to Form 8-K,
10-D or 10-K shall be signed by a duly  authorized  officer of the Depositor.  The parties hereto  acknowledge  that the performance by the Depositor and the Trustee of their respective duties under this Section  3.11(a)(v)  related to the timely  preparation,  execution and filing of Form 15, a Form 12b-25 or any  amendment to Form 8-K, 10-D or 10-K is contingent  upon the  Depositor  timely  performing its duties under this  Section.  The Trustee  shall not have any  liability  for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly  prepare,  execute  and/or timely file any such Form 15, Form 12b-25 or any  amendments to Form
8-K, 10-D or 10-K,  where such failure results from the Trustee's  inability or failure to receive,  on a timely basis, any information from any other party hereto needed to prepare,  arrange for execution or file such Form 15, Form 12b-25 or any  amendments to Form 8-K,
10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

         The Depositor agrees to promptly furnish to the Trustee,  from time to time upon request,  such further  information,  reports and financial  statements within its control related to this Agreement and the Underlying  Certificates as the Trustee reasonably deems appropriate to prepare and file all necessary  reports with the Commission.  The Trustee shall have no responsibility to file any items other than those specified in this Section 3.11;  provided,  however, the Trustee shall cooperate with the Depositor in connection with any  additional  filings with respect to the Trust Fund as the  Depositor  deems  necessary  under the Exchange  Act. Fees and expenses incurred by the Trustee in connection with this Section 3.11 shall not be reimbursable from the Trust Fund.

         (b)      The Trustee shall  indemnify and hold harmless the Depositor and each of its officers,  directors and affiliates from and against any losses, damages,  penalties,  fines, forfeitures,  reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Trustee's  obligations  under Sections 3.09, 3.10 and 3.11 or the
Trustee's  negligence,  bad faith or willful  misconduct in connection  therewith.  In addition,  the Trustee shall  indemnify and hold harmless the Depositor and each of its respective officers,  directors and affiliates from and against any losses, damages,  penalties, fines,  forfeitures,  reasonable and necessary legal fees and related costs,  judgments and other costs and expenses  arising out of or based upon (i) any untrue  statement or alleged  untrue  statement of any material  fact  contained in any Back-Up  Certification,  any
Annual  Statement of  Compliance,  any  Assessment  of Compliance or any  Additional  Disclosure  provided by the Trustee on its behalf pursuant to Section  3.09,  3.10 or 3.11 (the  "Trustee  Information"),  or (ii) any  omission or alleged  omission to state  therein a material fact required to be stated therein or necessary to make the statements  therein,  in light of the  circumstances in which they were made,  not  misleading;  provided,  by way of  clarification,  that this paragraph  shall be construed  solely by reference to the
Trustee  Information and not to any other information  communicated in connection with the Certificates,  without regard to whether the
Trustee Information or any portion thereof is presented together with or separately from such other information.

         The  Depositor  shall  indemnify and hold harmless the Trustee and each of its  officers,  directors and  affiliates  from and against any losses,  damages,  penalties,  fines,  forfeitures,  reasonable and necessary  legal fees and related costs,  judgments and other costs and expenses  arising out of or based upon a breach of the  obligations of the Depositor under Sections 3.09, 3.10 and 3.11 or the Depositor's  negligence,  bad faith or willful misconduct in connection  therewith.  In addition,  the Depositor shall indemnify and hold harmless the Trustee and each of its  respective  officers,  directors and  affiliates  from and against any losses,  damages, penalties,  fines,  forfeitures,  reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue  statement of any material fact contained in any Additional  Disclosure provided by the  Depositor  that is required to be filed  pursuant to this  Section  3.11 (the  "Depositor  Information"),  or (ii) any
omission or alleged  omission to state  therein a material  fact  required to be stated  therein or  necessary  to make the  statements therein,  in light of the  circumstances  in which  they were  made,  not  misleading;  provided,  by way of  clarification,  that this paragraph  shall be  construed  solely by  reference  to the  Depositor  Information  that is required to be filed and not to any other information  communicated  in connection  with the  Certificates,  without  regard to whether the Depositor  Information or any portion thereof is presented together with or separately from such other information.

         If the  indemnification  provided for herein is unavailable or insufficient to hold harmless the Depositor or the Trustee,  as applicable,  then the defaulting  party,  in connection with any conduct for which it is providing  indemnification  under this Section
3.11(b),  agrees  that it shall  contribute  to the  amount  paid or payable by the other  parties as a result of the  losses,  claims, damages or liabilities of the other party in such  proportion as is appropriate to reflect the relative fault and the relative  benefit of the respective parties.

         The  indemnification  provisions  set forth in this Section  3.11(b) shall survive the  termination  of this  Agreement or the termination of any party to this Agreement.

         (c)      Failure of the Trustee to comply with this Section 3.11  (including  with respect to the timeframes  required in this
Section)  which  failure  results in a failure to timely file the related Form 10-K,  shall be deemed a default which may result in the termination  of the Trustee  pursuant to Section 5.07 and the Depositor  may, upon notice  immediately  terminate all of the rights and obligations of the Trustee under this Agreement  without  compensating  the Trustee for the same (but subject to the Trustee's right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination).  Upon such  termination,  the
Trustee shall  immediately  transfer or cause to be transferred to the successor  Trustee all Underlying  Certificates and other assets of the Trust Fund held by or on behalf of the Trustee.  This  paragraph  shall  supersede any other  provision in this Agreement or any other  agreement to the  contrary.  Notwithstanding  anything to the contrary in this  Agreement,  no default by the Trustee shall have occurred with respect to any failure to properly  prepare,  execute  and/or timely file any report on Form 8-K, Form 10-D or Form 10-K, any Form 15 or Form 12b-25 or any  amendments to Form 8-K,  10-D or 10-K,  where such failure  results from the Trustee's  inability or failure to receive,  on a timely basis,  any information  from any other party hereto needed to prepare,  arrange for execution or file any such report, Form or amendment, and does not result from its own negligence, bad faith or willful misconduct.

         (d)      This Section 3.11 may be amended without the consent of the Certificateholders.

         (e)      Any report,  notice or  notification  to be delivered by the Trustee to the Depositor  pursuant to this Section 3.11, may be  delivered  via email to  RegABNotifications@bear.com  or,  in the case of a  notification,  telephonically  by  calling  Reg AB
Compliance Manager at 212-272-7525.

Section 3.12.  Establishment  of Class V-A-3  Reserve  Account.  (a) The Trustee  shall  establish and maintain with itself a separate, segregated trust account,  which shall be an Eligible Account,  titled "Class V-A-3 Reserve Account, Wells Fargo Bank, N.A., as Trustee
f/b/o Bear Stearns Structured Products Inc. Trust 2007-R8,  Series 2007-R8, Class V-A-3 Certificates".  Amounts received by the Trustee representing  any Additional  Class A-1 Interest  Amount  received in respect of the Underlying  Group will be deposited into the Class
V-A-3 Reserve Account for distribution to the Class V-A-3 Certificates as set forth herein. Funds on deposit in the Class V-A-3 Reserve
Account shall remain  uninvested and shall be held in trust by the Trustee for the Holders of the Class V-A-3  Certificates.  The Class
V-A-3 Reserve Account will not represent an interest in any REMIC.

Section 3.13. Establishment of Group V Exchange Trust Account.

         (a)      The Group V Exchange  Trust Trustee,  for the benefit of the Holders of Class V-A-1 Certificates and the Partnership
  Certificates,  shall establish and maintain one or more trust accounts (collectively,  the "Group V Exchange Trust Account"), each of which shall be an Eligible Account, entitled "Wells Fargo Bank, N.A., as Group V Exchange Trust trustee for the registered holders of
  Bear Stearns Structured  Products Inc. Trust, Series 2007-R8," held in trust by the Group V Exchange Trust Trustee for the benefit of the Holders of the Partnership Certificates. The Group V Exchange Trust Trustee shall cause to be deposited directly into the Group V
  Exchange Trust Account all distributions  received by the Group V Exchange Trust Trustee on any Class V-A-1  Certificates  after such
  Certificates have been deposited into the Group V Exchange Trust,  from whatever source,  subsequent to the Closing Date. The Group V
  Exchange Trust Account is initially located at the address of the Group V Exchange Trust Trustee.  The Group V Exchange Trust Trustee
  shall give notice to the Depositor, the Trustee and to the applicable  Certificateholders of any new location of the Group V Exchange
  Trust Account prior to any change  thereof.  The Group V Exchange  Trust Trustee shall have the right to create  sub-accounts  of the
  Group V Exchange  Trust Account to facilitate  the  administration  of funds.  Funds on deposit in the Group V Exchange Trust Account shall remain uninvested.

         (b)      The  Trustee  shall  cause  all  distributions  received  by   the  Trustee  on  any  Class  V-A-1 Certificates  that
  have been  deposited into the Group V Exchange Trust to be forwarded to the Group V Exchange Trust Trustee for deposit into the Group
  V Exchange Trust Account.

                                                              ARTICLE IV

                                                           THE CERTIFICATES

Section 4.01. The Certificates.

           (a)          The  Depository  and the Trustee,  on behalf of the Trust,  have entered  into a letter  agreement  dated as of
  October 31, 2007 (the "Depository  Agreement").  Except as provided in Subsection 4.01(b), the Certificates shall at all times remain registered  in the name of the  Depository  or its  nominee  and at all  times:  (i)  registration  of such  Certificates  may not be transferred  by the  Trustee  except to a  successor  to the  Depository;  (ii)  ownership  and  transfers  of  registration  of such
  Certificates  on the books of the  Depository  shall be  governed  by  applicable  rules  established  by the  Depository;  (iii) the
  Depository may collect its usual and customary fees,  charges and expenses from its Depository  Participants;  (iv) the Trustee shall deal with the Depository as  representative  of the  Certificate  Owners for purposes of exercising the rights of  Certificateholders under this  Agreement,  and requests and directions for and votes of such  representative  shall not be deemed to be  inconsistent if they are made with  respect to different  Certificate  Owners;  and (v) the Trustee may rely and shall be fully  protected in relying upon information furnished by the Depository with respect to its Depository Participants.

                  All transfers by Certificate  Owners of Certificates  shall be made in accordance with the procedures  established by the Depository  Participant or brokerage firm representing  such Certificate  Owners.  Each Depository  Participant shall only transfer
Certificates of Certificate  Owners it represents or of brokerage firms for which it acts as agent in accordance with the  Depository's normal procedures.

           (b)          If (i)(A) the  Depositor  advises the Trustee in writing that the  Depository  is no longer  willing or able to properly discharge its  responsibilities as Depository and (B) the Trustee or the Depositor is unable to locate a qualified successor within 30 days or (ii) after the occurrence and continuation of a default  hereunder,  the Certificate Owners of not less than 51% of the Percentage  Interests of the  Certificates  advise the Trustee and the Depository in writing through the depository  participants that the continuation of a book-entry system with respect to the Certificates  through the Depository (or its successor) is no longer in the best interests of the Certificate  Owners, then the Trustee shall request that the Depository notify all Certificate Owners of the  occurrence  of  any  such  event  and of  the  availability  of  definitive,  fully  registered  Certificates  (the  "Definitive
  Certificates")  to  Certificate  Owners.  Upon  surrender  to the  Trustee of the  Certificates  by the  Depository,  accompanied  by registration  instructions from the Depository for  registration,  the Trustee shall issue the Definitive  Certificates.  Neither the
  Depositor nor the Trustee shall be liable for any delay in delivery of such  instructions and may conclusively  rely on, and shall be protected in relying on, such instructions.

           (c)          The  Certificates  shall be  substantially  in the forms set forth in Exhibit  A-1,  Exhibit A-2 or Exhibit A-3 hereto.  The Certificates  shall be executed by manual signature on behalf of the Trustee in its capacity as trustee  hereunder by an authorized  officer.  Certificates  bearing the manual or facsimile  signatures  of  individuals  who were at the time of signing the proper  officers  of the  Trustee  shall be  entitled  to all  benefits  under this  Agreement,  subject to the  following  sentence, notwithstanding  that such  individuals or any of them have ceased to hold such offices prior to the  authentication  and delivery of such  Certificates  or did not hold such offices at the date of such  Certificates.  No Certificate  shall be entitled to any benefit under this  Agreement,  or be valid for any  purpose,  unless there  appears on such  Certificate  a  certificate  of  authentication substantially in the form provided for herein executed by the Certificate  Registrar by manual  signature,  and such certificate upon any Certificate shall be conclusive evidence, and the only evidence,  that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

                  Pending  the  preparation  of  Definitive  Certificates,  the  Trustee  may sign and the  Certificate  Registrar  may authenticate  temporary  Certificates  that are printed,  lithographed or typewritten,  in authorized  denominations  for Certificates, substantially  of the tenor of the  Definitive  Certificates  in lieu of which they are issued  and with such  appropriate  insertions, omissions,  substitutions and other variations as the officers or authorized signatories executing such Certificates may determine,  as evidenced  by their  execution  of such  Certificates.  If temporary  Certificates  are issued,  the  Depositor  will cause  Definitive
Certificates to be prepared without unreasonable delay. After the preparation of Definitive  Certificates,  the temporary  Certificates shall be exchangeable for Definitive  Certificates upon surrender of the temporary  Certificates at the office of the Trustee,  without charge to the Holder.  Upon  surrender  for  cancellation  of any one or more  temporary  Certificates,  the Trustee shall sign and the
Certificate  Registrar  shall  authenticate  and  deliver in  exchange  therefor  a like  aggregate  principal  amount,  in  authorized denominations,  of Definitive  Certificates.  Until so exchanged,  such temporary Certificates shall in all respects be entitled to the same benefits as Definitive Certificates.

           (d)          The Certificates will be initially registered as a single Certificate held by a nominee of the Depository,  and beneficial  interests will be held by investors  through the  book-entry  facilities of the  Depository in minimum  denominations  of
  $100,000 and increments of $1 in excess thereof.

Section 4.02. Registration of Transfer and Exchange of Certificates.

           (a)          At all times during the term of this  Agreement,  there shall be maintained  at the office of a registrar  (the
  "Certificate  Registrar") a register (the "Certificate Register") in which, subject to such reasonable regulations as the Certificate
  Registrar may prescribe,  the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of  Certificates  as herein  provided.  The Trustee is initially  appointed  (and hereby agrees to act in  accordance  with the terms hereof) as Certificate  Registrar for the purpose of registering  Certificates  and transfers and exchanges of Certificates as herein provided.  For so long as the Trustee acts as Certificate  Registrar,  its Corporate Trust Office shall constitute the offices of the
  Certificate  Registrar maintained for such purposes.  The Certificate Registrar may appoint, by a written instrument delivered to the
  Depositor and the Trustee,  any other bank or trust company to act as Certificate  Registrar under such conditions as the predecessor
  Certificate Registrar may prescribe,  provided that the predecessor  Certificate Registrar shall not be relieved of any of its duties or  responsibilities  hereunder by reason of such  appointment.  If the Trustee  resigns or is removed in  accordance  with the terms hereof, the successor Trustee shall immediately succeed to its predecessor's duties as Certificate  Registrar.  The Depositor and the
  Trustee shall have the right to inspect the  Certificate  Register or to obtain a copy thereof at all reasonable  times,  and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

                  Every  Certificateholder  agrees  with the  Certificate  Registrar  and the  Trustee  that  neither  the  Certificate
Registrar,  nor the  Trustee  shall be held  accountable  by  reason  of the  disclosure  of any such  information  as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

           (b)          Each Person who has or who acquires any  Percentage  Interest in a Class R  Certificate  shall be deemed by the acceptance or acquisition of such Percentage Interest to have agreed to be bound by the following  provisions and to have irrevocably appointed the Trustee and Depositor or their designees as its  attorney-in-fact  under clause (b)(iv) below to deliver  payments to a
  Person  other than such  Person and to  negotiate  the terms of any  mandatory  sale under  clause  (b)(v)  below and to execute  all instruments  of  transfer  and to do all other  things  necessary  in  connection  with any such sale,  and the rights of each Person acquiring any Percentage Interest in a Class R Certificate are expressly subject to the following provisions:

              (i)          Each Person  holding or acquiring  any  Percentage  Interest in a Class R  Certificate  shall be a Permitted
              Transferee  and shall  promptly  notify the  Trustee in  writing  of any  change or  impending  change in its status as a
              Permitted Transferee.

              (ii)         No Person shall acquire a Percentage  Interest in a Class R Certificate unless such Percentage Interest is a pro rata undivided interest.

              (iii)        In connection with any proposed  transfer of any Percentage  Interest in a Class R Certificate,  the Trustee
              shall as a condition to registration of the transfer,  require delivery to it, in form and substance  satisfactory to it, of each of the following:

                           (A)      an affidavit  and  agreement in the form of Exhibit G hereto (the  "Residual  Transfer  Affidavit")
                           from the proposed transferee,  representing and warranting,  amongst other things, that such transferee is a
                           Permitted  Transferee,  that it is not acquiring its Percentage  Interest in the Class R Certificate that is the subject of the  proposed  transfer as a nominee,  trustee or agent for any Person who is not a Permitted
                           Transferee,  that it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section  4.02(b) and any other  transfer  restrictions  applicable to the Class R  Certificates  and agrees to be bound by them; and

                           (B)      a  certificate,  in the form attached  hereto as Exhibit F, from the Holder wishing to transfer the
                           Class R  Certificate,  representing  and  warranting,  among other  things,  that no purpose of the proposed transfer is to impede the assessment or collection of tax; and

                           (C)      all of such other  documents as shall have been  reasonably  required by the Trustee as a condition to such registration.

              (iv)         Any attempted or purported transfer of any Percentage  Interest in a Class R Certificate in violation of the provisions  of this Section shall be absolutely  null and void and shall vest no rights in the purported  transferee.  If any  Disqualified  Organization  shall become a Holder of a Class R Certificate,  then the last preceding prior Holder of such Class R Certificate that is a Permitted Transferee shall be restored,  to the extent permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of registration of such transfer of such Class R Certificate.
              If a non-United  States Person shall become a Holder of a Class R  Certificate,  then the last  preceding  Holder of such
              Class R Certificate  that is a United States Person shall be restored,  to the extent permitted by law, to all rights and obligations as Holder thereof  retroactive to the date of registration  of such transfer of such Class R Certificate.  If a transfer of a Class R Certificate is disregarded  pursuant to the provisions of Treasury  Regulations  Section 1.860E-1 or Section  1.860G-3,  then the last preceding  prior Holder of such Class R Certificate  that is a Permitted  Transferee shall be restored,  to the extent  permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of  registration  of such  transfer of such Class R  Certificate.  The Trustee  shall be under no  liability  to any
              Person for any  registration  of transfer of a Class R  Certificate  that is in fact not permitted by this Section or for making any  distributions  due on such Class R  Certificate  to the Holder  thereof or for taking any other  action  with respect to such Holder under the  provisions  of this  Agreement so long as the Trustee  received the related  applicable documents  specified  in clause  4.02(a)  and  clause  4.02(b)(iii).  The  Trustee  shall be  entitled,  but shall not be obligated,  to recover,  from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time such distributions  were made, all distributions made to such Holder on such Class R Certificate.  Any such distributions so  recovered  by the Trustee  shall be  distributed  and  delivered  by the Trustee to the prior  Holder of such Class R
              Certificate that is a Permitted Transferee.

              (v)          If any Person other than a Permitted  Transferee  acquires any Percentage  Interest in a Class R Certificate in violation of the restrictions in this Section,  then the Trustee shall have the right but not the obligation,  without notice to the Holder of such Class R Certificate or any other Person,  to notify the Depositor to arrange for the sale of such Class R  Certificate.  Such  purported  transferee  shall  promptly  endorse and deliver each Class R Certificate in accordance  with the  instructions  of the Trustee.  Such  purchaser  may, but is not required to be, an affiliate of the
              Depositor.  The proceeds of such sale, net of commissions (which may include  commissions payable to the Depositor or its affiliates in connection  with such sale),  expenses and taxes due to the Depositor  and/or the Trustee or otherwise,  if any, will be remitted by the Trustee to the previous Holder of such Class R Certificate  that is a Permitted  Transferee, except that in the event that the Trustee  determines  that the Holder of such Class R Certificate  may be liable for any amount due under this Section or any other provisions of this Agreement,  the Trustee may withhold a corresponding amount from such  remittance  as security for such claim.  The terms and  conditions  of any sale under this clause (v) shall be determined in the sole  discretion of the Trustee and it shall not be liable to any Person as a result of its exercise of such discretion.

              (vi)         If any Person other than a Permitted  Transferee  acquires any Percentage  Interest in a Class R Certificate in violation of the restrictions in this Section,  then the Trustee will provide to the Internal Revenue Service,  and to certain  Persons as described  in Treasury  Regulations  Sections  1.860D-1(b)(5)  and  1.860E-2(a)(5),  all  information necessary to compute any tax imposed (A) as a result of the transfer of a  Percentage  Interest in a Class R  Certificate
              to any Person who is a Disqualified  Organization,  including the information regarding "excess inclusions" of such Class
              R Certificates,  and (B) as a result of any regulated  investment  company,  real estate investment  trust,  common trust fund,  partnership,  trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate  having as among its record holders at any time any Person who is a  Disqualified  Organization.
              The Trustee  will be entitled to  additional  reasonable  compensation  from such Person for the cost of  providing  such information, but the Trustee shall in all events be required to furnish such information.

              (vii)        Notwithstanding  the  delivery  of a Residual  Transfer  Affidavit  by a proposed  transferee  under  clause
              (iii)(A) above, if a Responsible  Officer of the Trustee who is assigned to this Agreement has actual  knowledge that the proposed transferee is not a Permitted Transferee,  no transfer of a Percentage Interest in a Class R Certificate to such proposed transferee shall be effected.

              (viii)       Each  Person  holding or  acquiring  any  Percentage  Interest in a Class R  Certificate  shall agree (x) to require a Residual  Transfer  Affidavit  from any other Person to whom such Person  attempts to transfer  its  Percentage
              Interest in a Class R Certificate  and (y) not to transfer its  Percentage  Interest  unless it provides a certificate to the Trustee in the form attached hereto as Exhibit F.

              (ix)         Each Person holding or acquiring a Percentage Interest in a Class R Certificate,  by purchasing a Percentage
              Interest in such  Certificate,  agrees to give the Trustee  written notice that it is a  "pass-through  interest  holder"
              within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A)  immediately upon acquiring a Percentage
              Interest in a Class R Certificate,  if it is, or is holding a Percentage  Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

         The  foregoing  provisions  of this Section  shall cease to apply to  transfers  occurring on or after the date on which there shall have been delivered to the Trustee,  in form and substance  satisfactory to the Trustee,  an Opinion of Counsel  addressed to the
Trustee  and to the effect  that such  transfers  will not cause  REMIC I or REMIC II to fail to qualify as a REMIC or have any adverse impact on such REMIC.

           (c)          Subject to the preceding  subsections,  upon surrender for  registration  of transfer of any Certificate at the offices of the  Certificate  Registrar  maintained for such purpose,  the Trustee shall execute and the  Certificate  Registrar shall authenticate and deliver, in the name of the designated  transferee or transferees,  one or more new Certificates of a like aggregate
  Percentage Interest.

           (d)          At the  option  of any  Holder,  its  Certificates  may be  exchanged  for  other  Certificates  of  authorized denominations  of a like aggregate  Percentage  Interest,  upon surrender of the  Certificates  to be exchanged at the offices of the
  Certificate  Registrar  maintained for such purpose.  Whenever any  Certificates  are so surrendered for exchange,  the Trustee shall execute and the  Certificate  Registrar  shall  authenticate  and deliver the  Certificates  which the  Certificateholder  making the exchange is entitled to receive.

           (e)          Every  Certificate  presented  or  surrendered  for  transfer  or  exchange  shall be duly  endorsed  by, or be accompanied by a written  instrument of transfer in the form  satisfactory to the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing.

           (f)          No service  charge  shall be made for any transfer or exchange of  Certificates  (except as provided in Section
  4.05 with respect to the exchange of any Exchangeable  Certificates or Exchanged  Certificates),  but the Trustee may require payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in  connection  with any  transfer or exchange of
  Certificates.

           (g)          All Certificates  surrendered for transfer and exchange shall be destroyed by the Certificate Registrar without liability on its part.

Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (i) any mutilated  Certificate is surrendered to the  Certificate  Registrar,  or the Trustee and the  Certificate
Registrar  receive evidence to their  satisfaction of the destruction,  loss or theft of any Certificate,  and (ii) (except in the case of a mutilated  Certificate) there is delivered to the Trustee and the Certificate  Registrar such agreement,  security or indemnity as may be required by them to save each of them  harmless,  then,  in the  absence of notice to the Trustee or the  Certificate  Registrar that such  Certificate  has been  acquired by a protected  purchaser,  the Trustee shall execute and the  Certificate  Registrar  shall authenticate and deliver, in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen Certificate,  a new Certificate of like  tenor  and  Percentage  Interest  but  bearing  a number  not  contemporaneously  outstanding.  Upon the  issuance  of any new
Certificate under this Section,  the Trustee may require the payment by the  Certificateholder  of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto.  Any duplicate  Certificate  issued pursuant to this Section shall constitute  complete and indefeasible  evidence of ownership in the Trust, as if originally issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 4.04. Persons Deemed Owners.

                  Prior to due presentment of a Certificate for registration of transfer,  the Depositor,  the Trustee, the Certificate
Registrar and any agent of the Depositor,  the Trustee or the Certificate  Registrar may treat the Person in whose name any Certificate is registered as the owner of such  Certificate for the purpose of receiving  distributions  pursuant to Section 3.05 and for all other purposes whatsoever,  and none of the Depositor,  the Trustee, the Certificate Registrar nor any agent of the Depositor, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

Section 4.05. Exchangeable Certificates.

           (a)          Upon the  presentation  and  surrender  by any  Holder  of its  Exchangeable  Certificates  in the  appropriate combination as set forth on Schedule B, such Holder shall hereunder  transfer,  assign, set over and otherwise convey to the Trustee, all of such Holder's right, title and interest in and to such Exchangeable  Certificates,  including all payments of interest thereon received after the month of the exchange.

           (b)          The Trustee  acknowledges  the transfer and assignment of Exchangeable  Certificates  pursuant to the foregoing paragraph,  and  hereby  declares  that it will hold the same in trust  for the  Certificateholders  on the  terms in this  Agreement contained.

           (c)          Exchangeable  Certificates shall be exchangeable on the books of DTC for Exchanged Certificates,  and Exchanged
  Certificates  shall be exchangeable on the books of DTC for  Exchangeable  Certificates,  on and after the Closing Date, by notice to the Trustee substantially in the forms of Exhibit H hereto and under the terms and conditions hereinafter set forth.

           (d)      In the case of each Combination Group, Certificates of the Classes of Exchangeable Certificates in such Combination
  Group shall be exchangeable for Certificates of the Class of Exchanged  Certificates  related to such Combination Group in respective denominations  determined based on the proportion that the initial principal  amounts of such  Exchangeable  Certificates bear to the original principal or notional amounts of the related Exchanged Certificates,  as set forth in Schedule B. Upon any such exchange the portions of the Exchangeable Certificates designated for exchange shall be deemed cancelled and replaced by the Exchanged Certificate issued in exchange therefor. Correspondingly,  except with respect to the Partnership Certificates, Exchanged Certificates related to a Combination Group may be further designated for exchange for Certificates of the Exchangeable  Classes in such Combination Group in respective denominations determined based on the proportion that the initial principal amounts of such Exchangeable Certificates bear to the original principal or notional amounts of the related Exchanged Certificates,  as set forth in Schedule B. Except with respect to exchanges of the Partnership  Certificates,  there shall be no limitation on the number of exchanges  authorized  pursuant to this
  Section 4.05.  Exchanges for the Partnership  Certificates  pursuant to this Section 4.05 may only be made within six months from the
  Closing Date,  after which no exchanges for any  Partnership  Certificates  shall be permitted.  Notwithstanding  the foregoing,  the
  Depositor may agree to extend the period of time upon written  notice to the Trustee and with the written  consent of the  requesting
  Holder to exchange for Partnership  Certificates.  The Partnership  Certificates may not be exchanged for Certificates of the related
  Exchangeable Classes in the related Combination Group.

           (e)          In order to effect an exchange of  Certificates,  the  Certificateholder  shall notify the Trustee by e-mail at
  william.augustin@wellsfargo.com, michelle.y.treadwell@wellsfargo.com  and gctsspgteamb-2@wellsfargo.com  no later than seven Business
  Days before the proposed  exchange  date.  The exchange  date may be any Business Day from and including the 25th day of the month to the second to the last  Business Day of the month subject to the Trustee's  approval.  The notice must be on the  Certificateholder's letterhead,  carry a medallion signature guarantee and set forth the following information:  the CUSIP number of both Certificates to be exchanged and Certificates to be received,  outstanding  principal amount and/or notional amount and the original principal amount and/or notional  amount of the  Certificates  to be exchanged;  the  Certificateholder's  DTC  participant  number;  and the proposed exchange date. After receiving the notice, the Trustee shall e-mail the Certificateholder  with wire payment instructions relating to the exchange fee. The Trustee will utilize the Deposit and Withdrawal  System at DTC to exchange the  certificates.  A notice becomes irrevocable on the seventh Business Day before the proposed exchange date.

           (f)          Notwithstanding any other provision herein set forth, a fee shall be payable by Bear, Stearns to the Trustee in connection with each exchange equal to $5,000. To the extent the Partnership Certificates are issued, a fee shall be payable by Bear,
  Stearns to the Group V Exchange Trust Trustee in connection with  partnership tax reporting for the Group V Certificates in an amount equal to $15,000.

           (g)          The Group V Exchange Trust shall be established and maintained by the Group V Exchange Trust Trustee  hereunder for the purpose of any exchange  involving the issuance of  Partnership  Certificates.  The Trustee shall notify the Group V Exchange
  Trust  Trustee of any such  proposed  exchange,  and the Group V Exchange  Trust  Trustee  shall  deposit  the  related  Class  V-A-1
  Certificates into the Group V Exchange Trust and issue the corresponding Partnership Certificates, which shall represent an ownership interest in the Group V Exchange Trust.

           (h)          The Trustee or the Group V Exchange  Trust  Trustee,  as applicable,  shall make the first  distribution  on an
  Exchanged  Certificate or an Exchangeable  Certificate  received in an exchange transaction on the Distribution Date in the following month to the Certificateholder of record as of the close of business on the last day of the month of the exchange.

           (i)          Any Holder  of  a  Class V-A-1 Certificate  that exchanges  its Certificate for Partnership Certificates  shall agree, as specified in Exhibit H, to provide written notice to the Group V Exchange Trust Trustee of any transfer of such Partnership
  Certificates (other than a transfer of all such Partnership Certificates to a single person for federal income tax purposes).

                                                               ARTICLE V

                                                              THE TRUSTEE

Section 5.01. Duties of the Trustee and Group V Exchange Trust Trustee.

           (a)          Upon receipt of all  resolutions,  certificates,  statements,  opinions,  reports,  documents,  orders or other instruments  which are  specifically  required to be furnished to the Trustee or the Group V Exchange  Trust Trustee  pursuant to any provision of this  Agreement,  the Trustee or the Group V Exchange Trust Trustee shall examine them to determine  whether they are in the form required by this Agreement and the Underlying Agreements;  provided, however, that the Trustee or the Group V Exchange Trust
  Trustee shall not be responsible for the accuracy or content of any resolution,  certificate,  statement,  opinion, report, document, order or other instrument furnished hereunder;  provided,  further,  that the Trustee or the Group V Exchange Trust Trustee shall not be responsible  for the accuracy or verification  of any  calculation  provided to it pursuant to this Agreement.  The Trustee or the
  Group V Exchange  Trust Trustee  shall notify the  Certificateholders,  and the Rating  Agencies of any such  documents  which do not materially  conform to the requirements of this Agreement in the event that the Trustee or the Group V Exchange Trust Trustee,  after so  requesting of the party  required to deliver the same,  does not receive  satisfactorily  corrected  documents or a  satisfactory explanation regarding any such nonconformities.

           (b)          No  provision  of this  Agreement  shall be  construed  to relieve  the  Trustee or the Group V Exchange  Trust
  Trustee, as applicable,  from liability for its own negligent action, its own negligent failure to act or its own willful misconduct;
  provided, however, that:

                  (i)      The duties and  obligations of the Trustee or the Group V Exchange Trust  Trustee,  as applicable,  shall be determined  solely by the express  provisions of this  Agreement,  the Trustee or the Group V Exchange Trust Trustee shall not be liable  except for the  performance  of their  respective  duties and  obligations  as are  specifically  set forth in this
         Agreement,  no implied  covenants or  obligations  shall be read into this  Agreement  against the Trustee or Group V Exchange
         Trust Trustee and, in the absence of bad faith on the part of the Trustee or the Group V Exchange Trust  Trustee,  the Trustee
         or the Group V Exchange Trust Trustee may  conclusively  rely, as to the truth of the  statements  and the  correctness of the opinions  expressed  therein,  upon any  certificates  or  opinions  furnished  to the  Trustee or the Group V Exchange  Trust
         Trustee, as applicable, and conforming to the requirements of this Agreement;

                  (ii)     The Trustee or the Group V Exchange  Trust  Trustee  shall not be liable in its  individual  capacity for an error of judgment made in good faith by a Responsible  Officer or Responsible  Officers of the Trustee or the Group V Exchange
         Trust  Trustee,  as  applicable,  unless  it shall be proved  that the  Trustee  or the Group V  Exchange  Trust  Trustee,  as
         applicable, was negligent in ascertaining the pertinent facts;

                  (iii)    The Trustee shall not be liable with respect to any action  taken,  suffered or omitted to be taken by it in good  faith in  accordance  with the  direction  of the  Majority  Certificateholders  in  accordance  with the  terms of this
         Agreement,  as to the time,  method  and place of  conducting  any  proceeding  for any  remedy  available  to the  Trustee or exercising any trust or other power conferred upon the Trustee under this Agreement;

                  (iv)     The Trustee shall not in any way be liable by reason of any  insufficiency  in any Account held by or in the name of the Trustee  unless it is  determined by a court of competent  jurisdiction  that the  Trustee's  gross  negligence or willful  misconduct  was the  primary  cause of such  insufficiency  (except to the extent that the Trustee is obligor and has defaulted thereon);

                  (v)      Anything in this  Agreement  to the  contrary  notwithstanding,  in no event shall the Trustee be liable for special,  indirect or consequential  loss or damage of any kind whatsoever  (including but not limited to lost profits),  even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

                  (vi)     Neither the Depositor nor the Trustee shall be responsible  for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another;

                  (vii)    Neither  Trustee nor the Group V Exchange Trust Trustee shall be required to expend or risk its own funds or otherwise  incur  financial  liability in the  performance  of any of its duties  hereunder,  or in the exercise of any of its rights or powers, if there is reasonable  ground for believing that the repayment of such funds or adequate  indemnity against such risk or liability is not  reasonably  assured to it;  provided  that this  provision  shall not be deemed to abrogate the responsibilities  undertaken by the Trustee or the Group V Exchange Trust Trustee hereunder to perform routine  administrative duties in accordance with the terms of this Agreement;

                  (viii)   Neither  Trustee  nor the Group V  Exchange  Trust  Trustee  shall be  deemed to have  notice of any fact or circumstance  upon the  occurrence of which it may be required to take action  hereunder  unless a Responsible  Officer of the
         Trustee or the Group V Exchange  Trust Trustee has actual  knowledge of such event,  fact or  circumstance  or unless  written notice of any such event is received by the Trustee or the Group V Exchange Trust Trustee at its Corporate Trust Office; and

                  (ix)     Except for those  actions  that the  Trustee  or the Group V Exchange  Trust  Trustee  is  required  to take hereunder,  the Trustee or the Group V Exchange  Trust Trustee  shall not have any  obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

Section 5.02. Certain Matters Affecting the Trustee and Group V Exchange Trust Trustee.

                  Except as otherwise provided in Section 5.01:

                  (i)      The Trustee or the Group V Exchange Trust Trustee, as applicable,  may rely and shall be protected in acting or  refraining  from  acting in  reliance  on any  resolution,  Officers'  Certificate,  certificate  of auditors or any other certificate,  statement,  instrument,  opinion,  report, notice, request,  consent,  order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii)     The Trustee or the Group V Exchange  Trust Trustee,  as applicable,  may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete  authorization  and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (iii)    The Trustee or the Group V Exchange  Trust  Trustee,  as  applicable,  shall not be under any  obligation to exercise any of the trusts or powers vested in it by this  Agreement,  other than its  obligation to give notices  pursuant to this Agreement,  or to institute,  conduct or defend any litigation  hereunder or in relation hereto at the request,  order or direction of any of the  Certificateholders,  pursuant to the  provisions of this  Agreement,  unless such  Certificateholders shall have offered to the Trustee or the Group V Exchange  Trust  Trustee,  as  applicable,  reasonable  security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (iv)     Each of the  Trustee  and the Group V Exchange  Trust  Trustee,  as  applicable,  shall not be liable in its individual  capacity  for any action  taken,  suffered or omitted by it in good faith and believed by it to be  authorized  or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v)      The Trustee or the Group V Exchange  Trust  Trustee  shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument,  opinion, report, notice, request,  consent, order,  approval,  bond or other paper or document,  but the Trustee or the Group V Exchange Trust Trustee in its  discretion, may make such  further  inquiry or  investigation  into such facts or matters as it may see fit,  and,  if the  Trustee or the
         Group V Exchange  Trust Trustee shall  determine to make such further  inquiry or  investigation,  it shall be entitled to the extent  reasonable under the circumstances to examine the books,  records and premises of such Person,  personally or by agent or attorney;

                  (vi)     The Trustee or the Group V Exchange  Trust Trustee,  as applicable,  may execute any of the trusts or powers hereunder or perform any duties  hereunder  either  directly or by or through  agents or attorneys and shall not be liable for the default or misconduct of any such agents or attorneys if selected with reasonable care; and

                  (vii)    The right of the Trustee or the Group V Exchange Trust Trustee to perform any  discretionary  act enumerated in this Agreement  shall not be construed as a duty,  and the Trustee or the Group V Exchange  Trust  Trustee,  as applicable, shall not be accountable for other than its negligence or willful misconduct in the performance of any such act.

Section 5.03. Trustee and Group V Exchange Trust Trustee Not Liable for Certificates or Underlying Certificates.

                  The  recitals  contained  herein  and in  the  Certificates  (other  than  the  statements  attributed  to,  and  the representations and warranties of, the Trustee in Section 2.03(b) and the signature and  countersignature of the Certificate  Registrar on the  Certificates)  shall not be taken as the statements of the Trustee or the Group V Exchange  Trust Trustee,  and the Trustee and
the Group V Exchange  Trust  Trustee  shall not have any  responsibility  for their  correctness.  The Trustee and the Group V Exchange
Trust Trustee make no  representation  as to the validity or  sufficiency of this Agreement  (other than as  specifically  set forth in
Section  2.03(b)),  the  Underlying  Agreements  or of the  Certificates  (other than that the  Certificates  shall be duly and validly executed by the Trustee or the Group V Exchange Trust Trustee and  authenticated  by it as Certificate  Registrar) or of the Underlying
Certificates  or any related  document.  The Trustee or the Group V Exchange  Trust  Trustee  shall not be  accountable  for the use or application by the Depositor of any of the Certificates or of the proceeds of such  Certificates,  or for the use or application of any funds paid to the Depositor in respect of the assignment and delivery of the Underlying Certificates.

Section 5.04. Trustee and Group V Exchange Trust Trustee May Own Certificates.

                  Each of the Trustee and the Group V Exchange Trust Trustee in its  individual  capacity or in any capacity other than as Trustee or the Group V Exchange Trust Trustee,  as applicable,  hereunder may become the owner or pledgee of any  Certificates  with the same rights it would have if it were not Trustee or the Group V Exchange  Trust  Trustee,  as  applicable,  and may otherwise  deal with the parties hereto.

Section 5.05. Trustee's and Group V Exchange Trust Trustee's Fees and Expenses.

           (a)          The Trustee and the Group V Exchange  Trust Trustee  shall be reimbursed  for all expenses and fees incurred in connection with this agreement by Bear, Stearns.

           (b)          [Reserved]

           (c)          The Trustee, the Group V Exchange Trust Trustee and any director,  officer, employee or agent of the Trustee or the Group V Exchange  Trust  Trustee  shall be entitled  to be  indemnified  and held  harmless  by Bear,  Stearns  against any loss, liability or expense  (including,  without  limitation,  costs and expenses of  litigation,  and of  investigation,  counsel fees and expenses, damages,  judgments,  amounts paid in settlement and out-of-pocket expenses) arising out of, or incurred in connection with this Agreement,  the Underlying Agreements,  the Underlying Certificates and the Certificates and the exercise and performance of any of the powers and duties of the Trustee or the Group V Exchange  Trust  Trustee  hereunder or  thereunder;  provided that neither the
  Trustee,  the Group V Exchange  Trust  Trustee nor any of the other above  specified  Persons,  as  applicable,  shall be entitled to indemnification  pursuant to this Section 5.05(c) for any loss, liability or expense incurred by reason of willful  misfeasance,  bad faith or negligence in the performance of the Trustee's or Group V Exchange Trust Trustee's  obligations and duties hereunder,  or by reason of reckless disregard of such obligations or duties.

                  The  provisions  of this Section  5.05 shall  survive any  resignation  or removal of the Trustee or Group V Exchange
Trust Trustee, as applicable, and appointment of a successor Trustee or successor Group V Exchange Trust Trustee.

Section 5.06. Eligibility Requirements for Trustee and Group V Exchange Trust Trustee.

                  The Trustee and the Group V Exchange  Trust Trustee and any  successor  Trustee or successor  Group V Exchange  Trust
Trustee  shall  during  the entire  duration  of this  Agreement  be a state bank or trust  company or a national  banking  association organized  and doing  business  under the laws of such state or the United  States of America,  authorized  under such laws to exercise corporate trust powers,  having a combined capital,  and surplus and undivided profits of at least $50,000,000 (or shall be a member of a bank holding system,  the combined  capital and surplus of which is at least  $50,000,000)  and subject to supervision or examination by federal or state authority.  If the Trustee or the Group V Exchange Trust Trustee, as applicable,  publishes reports of condition at least annually,  pursuant to law or to the requirements of the aforesaid  supervising or examining authority,  then for the purposes of this Section the combined  capital and surplus of such  corporation  shall be deemed to be its total equity capital  (combined  capital and surplus) as set forth in its most recent  report of  condition so  published.  The Trustee and the Group V Exchange  Trust  Trustee
shall at all times meet the  requirements  of Section  26(a)(1) of the Investment  Company Act and shall in no event be an Affiliate of the  Depositor or of any Person  involved in the  organization  or operation of the  Depositor.  In case at any time the Trustee or the
Group V Exchange Trust Trustee shall cease to be eligible in accordance  with the provisions of this Section,  the Trustee shall resign immediately in the manner and with the effect specified in Section 5.07.

                  The  Trustee and the Group V Exchange  Trust  Trustee,  and any  successors  thereto,  shall at all times be the same
Person.

Section 5.07. Resignation and Removal of the Trustee and Group V Exchange Trust Trustee.

           (a)          The Trustee and Group V Exchange Trust  Trustee,  together,  may at any time resign and be discharged  from the trust hereby  created by giving written  notice  thereof to the Depositor and the  Certificateholders.  Upon receiving such notice of resignation,  the Depositor  shall  promptly  appoint a successor  Trustee and a successor  Group V Exchange Trust Trustee by written instrument,  in duplicate,  one copy of which instrument shall be delivered to each of the resigning  trustee,  the resigning Group V
  Exchange Trust trustee,  the successor Trustee and the successor Group V Exchange Trust Trustee.  If no successor Trustee and Group V
  Exchange Trust Trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of resignation,  the  resigning  Trustee and Group V Exchange  Trust  Trustee may petition any court of competent  jurisdiction  for the appointment of a successor Trustee and successor Group V Exchange Trust Trustee.

           (b)          If at any time the Trustee or the Group V Exchange Trust Trustee shall cease to be eligible in accordance  with the  provisions  of  Section  5.06 and  shall  fail to resign  after  written  request  therefor  by the  Depositor  or the  Majority
  Certificateholders,  or if at any time the Trustee or the Group V Exchange Trust Trustee,  as applicable,  shall become  incapable of acting,  or shall be adjudged a bankrupt or insolvent,  or a receiver of the Trustee or the Group V Exchange  Trust Trustee or of its
  property shall be appointed,  or any public officer shall take charge or control of the Trustee or the Group V Exchange Trust Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation,  then the Depositor  shall promptly remove the Trustee and Group V Exchange  Trust Trustee and appoint a successor  Trustee and successor  Group V Exchange Trust Trustee by written  instrument,  in  duplicate,  one copy of which  instrument  shall be delivered to the Trustee and Group V Exchange  Trust
  Trustee so removed and one copy to the successor Trustee and Group V Exchange Trust Trustee.

           (c)          Majority  Certificateholders  may at any time  remove the Trustee  and the Group V Exchange  Trust  Trustee and
  appoint a successor  Trustee and Group V Exchange Trust Trustee by written  instrument or instruments,  in  quadruplicate,  signed by such Holders or their  attorneys-in-fact duly authorized,  one complete set of which instruments shall be delivered to the Depositor, the Trustee  and the Group V Exchange  Trust  Trustee so removed and the  successor  Trustee  and Group V Exchange  Trust  Trustee so appointed.  A copy of such instrument shall be delivered to the  Certificateholders  by the Depositor.  All reasonable  out-of-pocket costs and expenses  incurred in connection  with such removal and  replacement of the Trustee and the Group V Exchange Trust Trustee,
  including without limitation, reasonable attorneys fees and expenses, shall be borne by the party requesting such action.

           (d)          No  resignation  or removal of the Trustee and Group V Exchange  Trust Trustee and  appointment  of a successor
  Trustee and Group V Exchange  Trust Trustee  pursuant to any of the  provisions of this Section  shall become  effective  except upon appointment of and  acceptance of such  appointment by the successors as provided in Section 5.08 and (ii) no entity may be appointed as a successor  Trustee and Group V Exchange  Trust Trustee if such  appointment  would result in a withdrawal or  downgrading of any then current rating assigned to the Certificates by the Rating Agencies.

Section 5.08. Successor Trustee and Successor Group V Exchange Trust Trustee.

           (a)          Any successor  Trustee and Group V Exchange Trust Trustee  appointed as provided in Section 5.07 shall execute, acknowledge and deliver to the Depositor,  the  Certificateholders  and to its predecessor Trustee and Group V Exchange Trust Trustee an instrument accepting such appointment hereunder.  The resignation or removal of the predecessor Trustee and Group V Exchange Trust
  Trustee shall then become  effective and the successor  Trustee and Group V Exchange Trust Trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers, duties and obligations of its predecessor  hereunder,  with like effect as if originally  named as Trustee or Group V Exchange  Trust Trustee  herein.  The  predecessor  Trustee and Group V Exchange
  Trust  Trustee  shall after  payment of its  outstanding  fees and expenses  promptly  deliver to the  successor  Trustee and Group V
  Exchange Trust Trustee the Underlying Certificates,  the other assets of the Trust Fund, and related documents and statements held by it  hereunder,  and the  Depositor  and the  predecessor  Trustee and Group V Exchange  Trust  Trustee shall execute and deliver such instruments  and do such other  things as may  reasonably  be required for more fully and  certainly  vesting and  confirming  in the successor Trustee and Group V Exchange Trust Trustee all such rights, powers, duties and obligations.

           (b)          No successor  Trustee and Group V Exchange  Trust Trustee shall accept  appointment as provided in this Section unless at the time of such  acceptance  (i) such  successor  Trustee and Group V Exchange  Trust Trustee shall be eligible  under the provisions of Section 5.06, and (ii) such successor Trustee and successor Group V Exchange Trust Trustee shall be the same Person.

           (c)          Upon acceptance of appointment by a successor Trustee or successor Group V Exchange Trust Trustee,  as provided in this Section,  the  successor  Trustee and successor  Group V Exchange  Trust  Trustee,  as  applicable,  shall mail notice of the succession of such Trustee and Group V Exchange Trust Trustee hereunder to all  Certificateholders at their addresses as shown in the
  Certificate Register and to the Rating Agencies.  The Depositor shall cause such notice to be mailed at the expense of the Depositor.

           (d)          Notwithstanding  anything in this Agreement or the Underlying Agreements to the contrary, in the event that the paying agent for the Underlying  Series  resigns or is terminated,  the Trustee (if it was such paying agent) or the Group V Exchange
  Trust  Trustee  (if it was such  paying  agent),  if  applicable,  shall  resign as  Trustee or Group V Exchange  Trust  Trustee,  as applicable,  under this Agreement and the Depositor may appoint the successor paying agent as the successor to the Trustee or Group V
  Exchange Trust Trustee hereunder.

Section 5.09. Merger or Consolidation of Trustee or Group V Exchange Trust Trustee.

                  Any state bank or trust company or national banking  association into which the Trustee or the Group V Exchange Trust
Trustee  may be merged or  converted  or with which it may be  consolidated  or any state bank or trust  company  or  national  banking association  resulting from any merger,  conversion or  consolidation  to which the Trustee or the Group V Exchange Trust Trustee shall be a party,  or any state  bank or trust  company  or  national  banking  association  succeeding  to all or  substantially  all of the corporate  trust  business of the Trustee or the Group V Exchange  Trust  Trustee  shall be the successor of the Trustee or the Group V
Exchange Trust Trustee,  as applicable,  hereunder,  provided such state bank or trust company or national banking association shall be eligible  under the  provisions of Section  5.06.  Such  succession  shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto,  anything herein to the contrary  notwithstanding.  The Trustee shall mail notice of any such merger or  consolidation  to the  Depositor  and to the  Certificateholders  at their  address as shown in the  Certificate
Register.

Section 5.10. Appointment of Co-Trustee or Separate Trustee.

           (a)          Notwithstanding  any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property  constituting the same may at the time be located,  the Depositor and the
  Trustee or Group V Exchange  Trust  Trustee,  as  applicable,  acting  jointly shall have the power and shall execute and deliver all instruments  to appoint one or more Persons  approved by the Trustee or the Group V Exchange Trust  Trustee,  as applicable,  and the
  Depositor to act as co-trustee or co-trustees,  jointly with the Trustee or the Group V Exchange Trust Trustee,  or separate  trustee or separate  trustees,  of all or any part of the Trust, and to vest in such Person or Persons,  in such capacity,  such title to the
  Trust Fund, or any part thereof, and, subject to the other provisions of this Section 5.10, such powers, duties, obligations,  rights and trusts as the  Depositor  and the Trustee or the Group V Exchange  Trust  Trustee,  as  applicable,  may  consider  necessary  or desirable.  No co-trustee or separate trustee  hereunder shall be required to meet the terms of eligibility as a successor Trustee or successor Group V Exchange Trust Trustee under Section 5.06 hereunder;  provided, that if the co-trustee or separate trustee does not meet such  eligibility  standards,  the Trustee or the Group V Exchange  Trust Trustee,  as  applicable,  shall remain liable for its actions hereunder,  and no notice to  Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 5.08 hereof.

           (b)          If the Depositor shall not have joined in such appointment  within 15 days after the receipt by it of a written request so to do, the Trustee or the Group V Exchange Trust Trustee,  as  applicable,  shall have the power to make such  appointment without the Depositor.

           (c)          In the case of any appointment of a co-trustee or separate  trustee  pursuant to this Section 5.10, all rights, powers,  duties and  obligations  conferred or imposed upon the Trustee or the Group V Exchange  Trust Trustee,  as  applicable,  and required to be conferred on such co-trustee  shall be conferred or imposed upon and exercised or performed  jointly by the Trustee or the Group V Exchange Trust Trustee, as applicable,  and such separate trustee or co-trustee jointly,  except to the extent that under any law of any  jurisdiction  in which any  particular  act or acts are to be  performed,  the Trustee or the Group V Exchange  Trust
  Trustee, as applicable,  shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers, duties and  obligations  (including  the  holding  of title to the Trust Fund or any  portion  thereof  in any such  jurisdiction)  shall be exercised  and  performed by such  separate  trustee or  co-trustee  at the  direction  of the Trustee or the Group V Exchange  Trust
  Trustee, as applicable.

           (d)          Any  notice,  request  or other  writing  given to the  Trustee  or the  Group V  Exchange  Trust  Trustee,  as
  applicable,  shall be deemed to have been given to each of the then separate trustees and co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate  trustee or co-trustee  shall refer to this Agreement and the conditions of this Article V. Each separate trustee and co-trustee,  upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified in its instrument of  appointment,  either jointly with the Trustee or the Group V Exchange Trust Trustee,  as applicable, or separately, as may be provided therein, subject to all the provisions of this Agreement,  specifically including every provision of this Agreement  relating to the conduct of,  affecting the liability of, or affording  protection to, the Trustee or the
  Group V Exchange  Trust  Trustee,  as  applicable.  Every  such  instrument  shall be filed with the  Trustee or the Group V Exchange
  Trustee, as applicable.

           (e)          To the extent not prohibited by law, any separate  trustee or co-trustee may, at any time,  request the Trustee or the Group V Exchange Trust Trustee, as applicable, its agent or attorney-in-fact,  with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate  trustee or co-trustee  shall die,  become incapable  of acting,  resign or be  removed,  all of its  estates,  properties,  rights,  remedies  and trusts  shall vest in and be exercised  by the  Trustee or the Group V Exchange  Trust  Trustee,  as  applicable,  to the extent  permitted  by law,  without  the appointment of a new or successor Trustee or Group V Exchange Trust Trustee.

           (f)          No trustee under this Agreement shall be personally  liable by reason of any act or omission of another trustee under this Agreement.  The Depositor and the Trustee or the Group V Exchange Trust Trustee, as applicable,  acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

                                                              ARTICLE VI

                                                             THE DEPOSITOR

Section 6.01. Liability of the Depositor.

                  The Depositor shall be liable in accordance  herewith only to the extent of the respective  obligations  specifically imposed upon and undertaken by the Depositor herein.

Section 6.02. Merger, Consolidation or Conversion of the Depositor.

                  Subject to the following paragraph, the Depositor will keep in full effect its existence,  rights and franchises as a corporation under the laws of the jurisdiction of its  incorporation,  and will obtain and preserve its qualification to do business as a foreign  corporation  in each  jurisdiction  in which such  qualification  is or shall be  necessary  to  protect  the  validity  and enforceability of this Agreement and the Certificates and to perform its duties under this Agreement.

                  The Depositor may be merged or  consolidated  with or into any Person,  or transfer all or  substantially  all of its assets to any Person,  in which case any Person  resulting from any merger or consolidation to which the Depositor shall be a party, or any Person  succeeding to the business of the Depositor,  shall be the successor of the Depositor  hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 6.03. Limitation on Liability of the Depositor and Others.

                  Neither the Depositor nor any of the  directors,  officers,  employees or agents of the Depositor  shall be under any liability to the Trust or the  Certificateholders  for any action taken or for  refraining  from the taking of any action in good faith pursuant to this Agreement,  or for errors in judgment;  provided,  however, that this provision shall not protect the Depositor or any such other Person  against any breach of a  representation  or warranty made herein,  or against any expense or liability  specifically required to be borne thereby  pursuant to the terms  hereof,  or against any  liability  which would  otherwise be imposed by reason of willful  misfeasance,  bad faith or  negligence  in the  performance  of  obligations  or duties  hereunder,  or by reason of  reckless disregard of such  obligations  and duties.  The Depositor and any  director,  officer,  employee or agent of the Depositor may rely in good faith on any document of any kind which,  prima facie,  is properly  executed and submitted by any Person  respecting  any matters arising  hereunder.  Provided that such action is not related to its  representations  made in or its duties under this Agreement,  the
Depositor  shall not be under any  obligation  to appear in,  prosecute  or defend any action or  proceeding  unless such action in its opinion does not involve it in any expense or liability.

                                                              ARTICLE VII

                                                              TERMINATION

Section 7.01. Termination.

           (a)          The respective  obligations and  responsibilities  of the Depositor and the Trustee created hereby with respect to the Certificates  (other than the obligation to make certain  payments,  any obligations  under Section 5.05 and the obligation to send certain  notices to  Certificateholders  as hereinafter set forth) shall terminate upon the later of (i) the making of the final payment on or other liquidation of the Underlying  Certificates and (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement;  provided,  however,  that in no event shall the trust created hereby continue beyond the expiration of twenty-one  years from the death of the last survivor of the  descendants of Joseph P. Kennedy,  the late ambassador of the United States to the Court of St. James's, living on the date hereof.

           (b)          The Trustee shall,  in accordance with Section 7.05,  give a Notice of Final  Distribution to the Holders,  the
  Depositor and the Rating Agencies as soon as practicable of the  Distribution  Date on which the Trustee  anticipates  that the final distribution will be made on the Certificates, which notice shall:

                  (i)      specify the Distribution Date on which the final distribution is anticipated to be made to Holders;

                  (ii)     specify the amount of any such final distribution, if known; and

                  (iii)    state that the final  distribution to the Holders will be made only upon  presentment and surrender of their
         Certificates at the office of the Trustee therein specified.

If the payment on the  Certificates is not made on the anticipated  Distribution  Date for any reason,  the Trustee shall promptly mail notice thereof to each Holder, the Depositor and to the Rating Agencies.

           (c)          Upon  presentment and surrender of Certificates by the Holders of such  Certificates on the Final  Distribution
  Date, the Trustee shall distribute to such  Certificateholders the amounts otherwise  distributable to them on such Distribution Date
  pursuant  to  Section  3.05(a).   Any  funds  not  distributed  on  a  Final   Distribution  Date  because  of  the  failure  of  any
  Certificateholders  to  tender  their  Certificates  shall  be set  aside  and  held in  trust  for the  account  of the  appropriate non-tendering  Certificateholders,  and the Trust Fund shall terminate.  If any Certificates as to which Notice of Final Distribution has been given  pursuant to this  Section  7.01 shall not have been  surrendered  for  cancellation  within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining  Certificateholders,  at their last addresses shown in the Certificate  Register,  to surrender their Certificates for cancellation in order to receive,  from such funds held, the final distribution  with respect  thereto.  If within one year after the second notice any Certificate  shall not have been surrendered for cancellation,  the Trustee shall  directly or through an agent,  take  reasonable  steps to contact the remaining  Certificateholders concerning  surrender of their  Certificates.  The costs and expenses of maintaining such funds and of contacting  Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any  Certificates  shall not have been surrendered for cancellation,  the Trustee shall segregate all amounts distributable to the Holders thereof and shall thereafter hold such amounts for the benefit of such Holders. No interest shall accrue or be payable to any  Certificateholder  on any amount held as a result of such  Certificateholder's  failure to surrender  its  Certificate(s)  for final payment  thereof in accordance  with this
  Section 7.01.

Section 7.02. Additional Termination Requirements.

           (a)          Each REMIC  that  comprises  part of the Trust  Fund  shall be  terminated  in  accordance  with the  following additional  requirements,  unless the Trustee has been furnished  with an Opinion of Counsel  addressed to the Trustee (which opinion shall not be at the expense of the  Trustee) to the effect  that the  failure of the Trust to comply  with the  requirements  of this
  Section 7.02 will not (i) result in the  imposition of taxes on "prohibited  transactions"  as defined in Section 860F of the Code on such  REMIC or (ii)  cause  such  REMIC  to fail to  qualify  as a REMIC  at any time  that  any  Certificates  (other  than  Group V
  Certificates) are outstanding:

                  (i)      within  90 days  prior  to the  final  Distribution  Date  for the  Certificates  (other  than  the  Group V
Certificates),  at the written  direction  of  Depositor,  the  Trustee,  as agent for the Tax Matters  Person,  shall adopt a plan of complete  liquidation of each REMIC.  Such plan, which shall be provided to the Trustee by Depositor,  shall meet the requirements of a
"qualified liquidation" under Section 860F of the Code and any regulations thereunder; and

                  (ii)     the Depositor  shall notify the Trustee at the  commencement  of such 90-day  liquidation  period and, at or prior to the time of making of the final payment on the Certificates  (other than the Group V Certificates),  the Trustee shall sell or otherwise  dispose of all of the remaining  assets of the Trust Fund (other than the  Underlying  Group V  Certificates)  in accordance with the terms hereof.

           (b)          The Trustee and, by their acceptance of the Residual  Certificates,  the Holders  thereof,  hereby (i) agree to adopt such a plan of complete liquidation of the related REMIC upon the written request of the Depositor,  and to take such action in connection therewith as may be reasonably requested by the Depositor and (ii) appoint the Depositor as their  attorney-in-fact,  with full power of  substitution,  for  purposes of adopting  such a plan of complete  liquidation.  The Trustee  shall adopt such plan of liquidation by filing the appropriate statement on the final tax return of each REMIC.

                                                             ARTICLE VIII

                                                          TAX ADMINISTRATION

Section 8.01. REMIC ADMINISTRATION.

           (a)          REMIC  elections as set forth in the  Preliminary  Statement shall be made by the Trustee on Form 1066 or other appropriate  federal  tax or  information  return  for the  taxable  year  ending on the last day of the  calendar  year in which the
  Certificates  are issued.  The regular  interests  and residual  interests in the REMICs shall be as  designated  in the  Preliminary
  Statement.  The Trustee shall not permit the creation of any "interests"  (within the meaning of Section 860G of the Code) in REMIC I or REMIC II other than the "regular interests" and "residual interests" so designated.

           (b)          The  Closing  Date is hereby  designated  as the  "Startup  Day" of REMIC I and REMIC II within the  meaning of section 860G(a)(9) of the Code.

           (c)          The Trustee shall pay any and all tax related expenses (not including  taxes) of the REMICs,  including but not limited to any professional  fees or expenses  related to audits or any  administrative  or judicial  proceedings with respect to the
  REMICs that  involve the  Internal  Revenue  Service or state tax  authorities,  but only to the extent  that (i) such  expenses  are ordinary or routine  expenses,  but not including  expenses of an audit or expenses of litigation  (except as described in (ii));  or
  (ii) such expenses or liabilities  (including  taxes and penalties) are  attributable to the negligence or willful  misconduct of the
  Trustee in fulfilling its duties hereunder or are otherwise payable by the Trustee pursuant to Section 8.03.

           (d)          The Trustee shall be responsible for preparing,  at its own expense,  and filing in a timely manner,  on behalf of REMIC I and REMIC II such Tax Returns as are  required to be so filed,  using a calendar  year as the taxable  year of REMIC I and
  REMIC II on an accrual basis. The Trustee shall sign all such tax returns.  The Depositor shall provide the Trustee within 30 days of the Closing Date all information  deemed necessary by the Trustee to fulfill its obligations under this Section 8.01(d).  The Trustee shall  furnish  to each  Holder  of a REMIC II  Regular  Interest  and Class R  Certificateholder  at the time  required  by law such information  reports or returns as are  required by  applicable  federal,  state or local law with respect to REMIC I and REMIC II to enable such Holders to prepare their tax returns and will furnish  comparable  information to the IRS and other taxing authorities as and when required by law to do so.

           (e)          The Holder of the Class R Certificates  at any time holding the largest  Percentage  Interest  thereof shall be designated the "tax matters person" as defined in the REMIC  Provisions (the "Tax Matters  Person") with respect to REMIC I and REMIC
  II in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section  301.6231(a)(7)-1 and shall act as Tax Matters  Person for REMIC I and REMIC II. Any Holder of a Residual  Certificate  will by  acceptance  thereof  appoint the
  Trustee as agent and  attorney-in-fact  for the purpose of acting as Tax Matters  Person for REMIC I and REMIC II during such time as the Trustee does not own any such Residual  Certificate.  In the event that the Code or applicable Treasury  regulations prohibit the
  Trustee from signing tax or information returns or other statements,  or the Trustee from acting as agent for the Tax Matters Person, the Trustee shall take whatever  action that in its sole good faith  judgment is necessary for the proper filing of such  information returns or for the provision of a tax matters  person.  Each Holder of a Residual  Certificate  shall be bound by this  Section.  The
  Trustee, as agent for the Tax Matters Person,  shall perform on behalf of REMIC I and REMIC II all reporting and other tax compliance duties that are the  responsibility of such REMICs under the Code, the REMIC Provisions,  or other compliance  guidance issued by the
  Internal  Revenue  Service or any state or local  taxing  authority.  Among its other  duties,  if  required  by the Code,  the REMIC
  Provisions,  or other such guidance,  the Trustee,  as agent for the Tax Matters  Person,  shall provide (i) to the Treasury or other governmental  authority  such  information  as is  necessary  for the  application  of any tax relating to the transfer of a Residual
  Certificate to any  disqualified  person or  organization  and (ii) to the holders of the REMIC II Regular  Interests and the Class R
  Certificateholders such information or reports as are required by the Code or REMIC Provisions.  The Trustee shall, at the expense of the Trust Fund (unless such expenses are incurred by reason of the Trustee's  willful  misfeasance,  bad faith or gross  negligence), represent REMIC I and REMIC II in any administrative or judicial  proceedings relating to an examination or audit by any governmental taxing authority,  request an administrative adjustment as to any taxable year of REMIC I or REMIC II, as the case may be, enter into settlement  agreements with any government taxing agency,  extend any statute of limitations relating to any item of REMIC I or REMIC
  II, as the case may be, and otherwise act on behalf of REMIC I or REMIC II in relation to any tax matter or controversy involving the
  Trust Fund.

           (f)          The  Trustee  and the  Holders of  Certificates  shall take any action or cause REMIC I or REMIC II to take any action  necessary or desirable  to create or maintain  the status of REMIC I and REMIC II as REMICs  under the REMIC  Provisions  and shall assist each other as necessary to create or maintain such status.  Neither the Trustee nor the Holder of any Certificate  shall knowingly  or  intentionally  take any  action,  cause the Trust,  REMIC I or REMIC II to take any action or fail to take (or fail to cause to be taken) any action that,  under the REMIC  Provisions,  if taken or not taken,  as the case may be, could (i) endanger the status of either REMIC as a REMIC or (ii) result in the  imposition of a tax upon either REMIC  (including but not limited to the tax on  prohibited  transactions  as defined in Code Section  860F(a)(2)  and the tax on  prohibited  contributions  set forth in Section
  860G(d) of the Code)  (either  such  event,  in the  absence of an Opinion  of  Counsel or the  indemnification  referred  to in this sentence,  an "Adverse  REMIC Event")  unless the Trustee shall have received an Opinion of Counsel  addressed to the Trustee (at the expense of the party seeking to take such action or, if such party fails to pay such expense and the Trustee  determines  that taking such action is in the best  interest of the Trust and the  Certificateholders,  at the expense of the Trust Fund,  but in no event at the expense of the Trustee) to the effect that the contemplated  action will not endanger such status or, result in the imposition of such a tax. In  addition,  prior to taking any action with respect to REMIC I, REMIC II, or the Trust,  or causing  REMIC I, REMIC II or the Trust to take any  action,  which is not  expressly  permitted  under the terms of this  Agreement,  any  Holder of a Residual
  Certificate will consult with the Trustee, or its designees,  in writing,  with respect to whether such action could cause an Adverse
  REMIC Event to occur with respect to either  REMIC,  and no such Person shall take any such action or cause REMIC I, REMIC II, or the
  Trust to take any such  action as to which the Trustee has advised it in writing  that such an Adverse  REMIC Event could  occur.  At all times as may be  required  by the Code,  the  Trustee  will to the extent  within its  control  and the scope of its duties  more specifically set forth herein,  maintain  substantially all of the assets of REMIC I and REMIC II as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

           (g)          Except as provided in Section 8.03,  each Holder of a Residual  Certificate  shall pay when due its  Percentage
  Interest of any and all taxes imposed on REMIC I and REMIC II by federal or state governmental  authorities.  To the extent that such taxes are not paid by the  Residual  Certificateholders,  the Trustee  shall pay any  remaining  REMIC taxes out of current or future amounts otherwise distributable to the Holder of the related Residual Certificate or, if no such amounts are available,  out of other amounts  held in any  Certificate  Account  and  available  for  distribution  to the  Certificateholders  (other  than  the  Group V
  Certificateholders), and shall reduce amounts otherwise payable to Holders of regular interests in the affected REMIC.

           (h)          Following  the Startup Day,  the Trustee  shall not accept any  contributions  of assets to REMIC I or REMIC II unless the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such  contribution)  to the effect that the  inclusion  of such assets in such REMIC will not cause such REMIC to fail to qualify as a REMIC at any time that any
  REMIC II Regular  Interests or Class R Certificates are outstanding or subject such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

           (i)          The Trustee  shall not enter into any  arrangement  by which  either  REMIC I or REMIC II will receive a fee or other compensation for services or permit either REMIC to receive any income from assets other than "qualified  mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

           (j)          On or before April 15 of each  calendar  year  beginning in 2008,  the Trustee  shall  deliver to each Residual
  Certificateholder a certificate signed by a Responsible Officer stating the Trustee's  compliance with the provisions of this Section
  8.01.

           (k)          Within 60 days after the Closing Date,  the Trustee will apply for an Employee  Identification  Number from the
  Internal Revenue Service via a Form SS-4 or other acceptable  method for all tax entities and shall complete and timely file with the
  Internal  Revenue  Service  Forms 8811,  "Information  Return for Real Estate  Mortgage  Investment  Conduits  (REMIC) and Issuers of
  Collateralized Debt Obligations" for each of REMIC I and REMIC II.

           (l)          The Trustee  shall,  for federal  income tax purposes,  maintain  books and records with respect to REMIC I and
  REMIC II on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

           (m)          The Trustee shall provide (i) to any transferor of a Class R Certificate  such  information as is necessary for the  application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted  Transferee,  (ii)
  to holders of REMIC II Regular Interests or Class R Certificateholders such information or reports as are required by the Code or the
  REMIC  Provisions  including  reports  relating to interest,  original issue discount and market discount or premium and (iii) to the
  Internal Revenue Service the names,  titles,  addresses and telephone numbers of the persons who will serve as the representatives of
  REMIC I and REMIC II.

Section 8.02. Prohibited Transactions and Activities.

         Neither the Depositor nor the Trustee shall sell, dispose of, or substitute for, any Underlying  Certificates  (other than the
Underlying  Group V Certificates),  except in a disposition  pursuant to the bankruptcy of REMIC I, REMIC II, or the Trust, nor acquire any assets  for REMIC I or REMIC II,  nor sell or  dispose of any  investments  in any  Certificate  Account  for gain,  nor accept any contributions  to REMIC I or REMIC II after the Closing  Date,  unless it has  received an Opinion of Counsel  addressed to the Trustee
(at the expense of the party causing such sale,  disposition,  acquisition,  substitution or acceptance)  that such sale,  disposition, acquisition,  substitution  or  acceptance  will not (a) affect  adversely  the status of either  REMIC as a REMIC or of the  interests therein other than the Residual  Certificates as the regular  interests  therein,  (b) affect the distribution of interest or principal on the REMIC II Regular Interests or Class R Certificates,  (c) result in the encumbrance of the assets  transferred or assigned to the
Trust (except pursuant to the provisions of this Agreement) or (d) cause either REMIC to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

Section 8.03. Indemnification with respect to Certain Taxes and Loss of REMIC Status.

         In the event that any tax is imposed on "prohibited  transactions" of REMIC I or REMIC II as defined in Section  860F(a)(2) of the Code,  on the "net income  from  foreclosure  property"  of REMIC I or REMIC II as defined in Section  860G(c) of the Code,  on any contribution  to REMIC I or REMIC II after the Startup Day pursuant to Section  860G(d) of the Code, or any other tax is imposed by the
Code or any application  provisions of state or local tax laws (collectively  "Losses"),  such Losses shall be paid by the Trustee,  if such Losses arises out of or results from a breach by the Trustee of any of its obligations  under this Agreement;  provided,  however, that the Trustee  shall not be liable for any such Losses  attributable  to the action or  inaction of the  Depositor  or the Holder of such  Residual  Certificate,  as  applicable,  or for any such  Losses  resulting  from  misinformation  provided by the Holder of such
Residual  Certificate on which the Trustee has relied.  The foregoing  shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual  Certificate now or hereafter existing at law or in equity.  Notwithstanding the foregoing,  however, in no event shall the Trustee have any liability (1) for any action or omission  that is taken in accordance  with and in compliance  with the express terms of, or which is expressly  permitted by the terms of, this Agreement,  (2) for any Losses other than arising out of a negligent  performance by the Trustee of its duties and obligations set forth herein, and (3) for any special or consequential  damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

Section 8.04. Distributions on the Uncertificated REMIC I Regular Interests.

           (a)             On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the
Uncertificated REMIC I Regular Interests, the following amounts (the "Uncertificated REMIC I Regular Interest Distribution Amounts")
in the following order of priority to the extent of the Available Funds for each Certificate Group other than the Group V
Certificates:

                  (i)      Uncertificated  Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

                  (ii)     In accordance with the priority set forth in Section  8.04(b),  an amount equal to the sum of the amounts in respect of principal distributable on each Class of Group VI Certificates under Section 3.05(a).

           (b)             The amounts  described in Section  8.04(a)(ii)  shall be deemed  distributed to the  Uncertificated  REMIC I
Regular  Interests with the amount to be distributed  allocated  among such  interests in accordance  with the priority  assigned under
Section  3.05(a) to each Class of  Certificates  bearing the same  designation  or, in the case of the Class VI-AE-3  Certificates,  to
Uncertificated REMIC I Regular Interests VI-A-1a, VI-A-1b, VI-A-1c and VI-A-2, pro rata in accordance with the Uncertificated Principal
Balances thereof, in the case of the Class VI-AE-4 Certificates, to Uncertificated REMIC I Regular Interest VI-A-1a, in the case of the
Class VI-AE-6  Certificates and the Class VI-AE-8  Certificates,  to  Uncertificated  REMIC I Regular  Interests  VI-A-1a,  VI-A-1b and
VI-A-1c,  pro rata in accordance with the Uncertificated  Principal Balances thereof, in the case of the Class VI-AE-7 Certificates and the Class VI-AE-10  Certificates,  to Uncertificated  REMIC I Regular  Interests  VI-A-1a and VI-A-1b,  pro rata in accordance with the
Uncertificated Principal Balances thereof until the Uncertificated Principal Balance of each such interest is reduced to zero.

           (c)             In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts,  Realized
Losses  allocated to a Class of Group VI Certificates  under Section 3.05(d) shall be deemed  allocated to the  Uncertificated  REMIC I
Regular  Interests  bearing the same designation or, in the case of the Class VI-AE-3 Certificates, to  Uncertificated  REMIC I Regular
Interests VI-A-1a, VI-A-1b, VI-A-1c and VI-A-2, pro rata in accordance with the Uncertificated Principal Balances thereof if in respect of principal or in accordance with Uncertificated  Accrued Interest thereon if in respect of interest, in the case of the Class VI-AE-4
Certificates and the Class VI-AE-5  Certificates,  to Uncertificated REMIC I Regular Interest VI-A-1a, in the case of the Class VI-AE-6
Certificates,  the Class VI-AE-8 Certificates and the Class VI-AE-9 Certificates,  to Uncertificated REMIC I Regular Interests VI-A-1a,
VI-A-1b and  VI-A-1c,  pro rata in  accordance  with the  Uncertificated  Principal  Balances  thereof if in respect of principal or in accordance with Uncertificated  Accrued Interest thereon if in respect of interest, in the case of the Class VI-AE-7 Certificates,  the
Class VI-AE-10 Certificates and the Class VI-AE-11  Certificates,  to Uncertificated REMIC I Regular Interests VI-A-1a and VI-A-1b, pro
rata in accordance with the Uncertificated  Principal Balances thereof if in respect of principal or in accordance with  Uncertificated
Accrued Interest thereon if in respect of interest.

           (d) Amounts distributed  pursuant to section 3.05(a),  and Realized Losses allocated pursuant to Section 3.05(d), to (i) the
Class VI-A-1a Certificates shall be deemed distributed, or allocated, to REMIC II Regular Interst VI-AE-4 if in respect of principal or to REMIC II Regular Interests VI-AE-4 and VI-AE-5 pro rata in accordance with accrued interest thereon if in respect of interest,  (ii)
the Class VI-A-1b  Certificates  shall be deemed  distributed,  or  allocated,  to REMIC II Regular  Interest  VI-AE-8 if in respect of principal or to REMIC II Regular  Interests  VI-AE-8 and VI-AE-9 pro rata in accordance with accrued  interest thereon if in respect of interest,  (iii) the Class VI-A-1c Certificates shall be deemed distributed,  or allocated, to REMIC II Regular Interest VI-AE-10 if in respect of principal or to REMIC II Regular Interests  VI-AE-10 and VI-AE-11 pro rata in accordance with accrued interest thereon if in respect of interest,  (iv) the Class VI-AE-3  Certificates  shall be deemed  distributed,  or allocated,  to REMIC II Regular Interests
VI-AE-4, VI-AE-8, VI-AE-10 and VI-A-2 pro rata in accordance with the Current Principal Amount thereof if in respect of principal or to
REMIC II Regular  Interests  VI-AE-4,  VI-AE-5,  VI-AE-8,  VI-AE-9,  VI-AE-10,  VI-AE-11 and VI-A-2 pro rata in accordance with accrued interest thereon if in respect of interest, (v) the Class VI-AE-6 Certificates shall be deemed distributed,  or allocated,  to REMIC II
Regular  Interests  VI-AE-4,  VI-AE-8 and VI-AE-10 pro rata in accordance  with the Current  Principal  Amount thereof if in respect of principal or to REMIC II Regular  Interests  VI-AE-4,  VI-AE-5,  VI-AE-8,  VI-AE-9,  VI-AE-10 and VI-AE-11 pro rata in accordance  with accrued interest thereon if in respect of interest,  (vi) the Class VI-AE-7 Certificates shall be deemed distributed,  or allocated, to
REMIC II Regular  Interests  VI-AE-4 and VI-AE-8 pro rata in  accordance  with the Current  Principal  Amount  thereof if in respect of principal or to REMIC II Regular Interests VI-AE-4,  VI-AE-5, VI-AE-8 and VI-AE-9, pro rata in accordance with accrued interest thereon if in respect of  interest,  (vii) the Class  VI-AE-8  Certificates  shall be deemed  distributed,  or  allocated,  to REMIC II Regular
Interests VI-AE-4,  VI-AE-8 and VI-AE-10 pro rata in accordance with the Current Principal Amount thereof if in respect of principal or to REMIC II Regular Interests VI-AE-4,  VI-AE-5,  VI-AE-8,  VI-AE-9, VI-AE-10 and VI-AE-11 pro rata in accordance with accrued interest thereon if in respect of interest, (viii) the Class VI-AE-9 Certificates shall be deemed distributed, or allocated, to REMIC II Regular
Interests VI-AE-4,  VI-AE-5,  VI-AE-8,  VI-AE-9,  VI-AE-10 and VI-AE-11 pro rata in accordance with accrued interest thereon,  (ix) the
Class VI-AE-10  Certificates shall be deemed distributed,  or allocated,  to REMIC II Regular Interests VI-AE-4 and VI-AE-8 pro rata in accordance with the Current Principal Amount thereof if  in respect of principal or  to REMIC  II Regular Interests  VI-AE-4,  VI-AE-5,
VI-AE-8 and  VI-AE-9,  pro rata in  accordance  with  accrued  interest  thereon if in respect of interest  and (x) the Class  VI-AE-11
Certificates shall be deemed distributed,  or allocated, to REMIC II Regular Interests VI-AE-4,  VI-AE-5, VI-AE-8 and VI-AE-9, pro rata in accordance with accrued interest thereon.

           (e)             Notwithstanding  the deemed  distributions on the Uncertificated  REMIC I Regular Interests and the REMIC II
Regular Interests described in this Section 8.04, distributions of funds from the Certificate  Account shall be made only in accordance with Section 3.05.

Section 8.05. Group V Grantor Trust Administration.  (a) It is intended that the Group V Grantor Trust be classified for federal income tax purposes as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code, rather than as an association taxable as a corporation,  a partnership or a taxable  mortgage pool. The powers granted and obligations  undertaken in this Agreement shall be construed  so as to  further  such  intent.  Under no  circumstances  shall the  Trustee  or the  Depositor  have the power to vary the investments of the Holders of the Group V Grantor Trust  Certificates  in their related assets of the Group V Grantor Trust in order to take advantage of variations in the market to improve their rate of return. The Trustee shall be responsible for preparing,  at its own expense,  and filing in a timely  manner,  on behalf of and for the Group V Grantor  Trust as a grantor  trust under the Code,  federal income tax and  information  returns and reports with the IRS and income tax returns and  information  returns and reports of any other state or local taxing authority as are required to be so filed,  using a calendar year as the taxable year of the Group V Grantor Trust on an accrual basis.  The Trustee shall furnish to each Holder of Group V Grantor Trust  Certificates  at the time required by law such information reports or returns as are required by applicable  federal,  state or local law with respect to the Group V Grantor Trust to enable holders of such  Certificates to prepare their tax returns and will furnish  comparable  information to the IRS and other taxing authorities as and when required by law to do so.

           (b)          The Depositor  intends to treat the Group V Grantor Trust as a single Widely Held Fixed  Investment  Trust that is a Non-Mortgage  Widely Held Fixed  Investment  Trust.  The Trustee will report as required under the Widely Held Fixed  Investment
  Trust  Regulations  to the extent  such  information  as is  reasonably  necessary  to enable the Trustee to do so is provided to the
  Trustee on a timely basis.  The Trustee is hereby directed  pursuant to this Agreement to assume that DTC is the only "middleman" (as such term is defined in the Widely Held Fixed  Investment  Regulations)  unless the Depositor  notifies the Trustee in writing of the identities of other  "middlemen" that are Holders of Group V Grantor Trust  Certificates.  The Depositor agrees to notify the Trustee in writing of any such  additional  "middlemen"  of which it has  knowledge.  The  Trustee  will not be liable for any tax  reporting penalties  that may arise  under the  Widely  Held  Fixed  Investment  Trust  Regulations  as a result of the  Depositor  incorrectly determining the status of the Group V Grantor Trust as a Widely Held Fixed Investment Trust.

           (c)          The Trustee,  in its discretion,  will report required Widely Held Fixed  Investment  Trust  information  using either the cash or accrual method,  except to the extent the Widely Held Fixed Investment Trust  Regulations  specifically  require a different  method.  The Trustee will be under no  obligation  to determine  whether any interest  Holder in the Group V Grantor Trust uses the cash or accrual method.  The Trustee will make available Widely Held Fixed Investment Trust  information to Holders of Group
  V Grantor  Trust  Certificates  annually.  In addition,  the Trustee will not be  responsible  or liable for  providing  subsequently amended, revised or updated information to any interest Holder in the Group V Grantor Trust, unless requested by such Holder.

           (d)          The  Trustee  shall not be liable  for  failure to meet the  reporting  requirements  of the Widely  Held Fixed
  Investment  Trust  Regulations  nor for any  penalties  thereunder  if such failure is due to: (i) the lack of  reasonably  necessary information  being provided to the Trustee,  (ii)  incomplete,  inaccurate or untimely  information  being provided to the Trustee or
  (iii) the  inability  of the  Trustee,  after good faith  efforts,  to alter its existing  information  reporting  systems to capture information  necessary to fully comply with the Widely Held Fixed  Investment  Trust  Regulations  for the 2007 calendar  year.  Each owner of a Group V Grantor Trust  Certificate,  by acceptance of its interest in such  Certificate,  will be deemed to have agreed to provide the Trustee with  information  regarding any sale of such  Certificate,  including the price,  amount of proceeds and date of sale.  Absent  receipt of such  information,  and unless  informed  otherwise by the  Depositor,  the Trustee will assume there is no secondary market trading of Widely Held Fixed Investment Trust interests in respect of the Group V Grantor Trust.

           (e)          To the extent required by the Widely Held Fixed Investment Trust  Regulations,  the Trustee will use reasonable efforts  to  publish  on an  appropriate  website  the  CUSIPs for the Group V Grantor  Trust  Certificates.  The  Trustee  will make reasonable  good faith efforts to keep the website  accurate and updated to the extent CUSIPs have been received.  Absent the receipt of a CUSIP,  the Trustee  will use a  reasonable  identifier  number in lieu of a CUSIP.  The Trustee will not be liable for investor reporting delays that result from the receipt of inaccurate or untimely CUSIP information.

           (f)          The Trustee  shall be entitled to  additional  reasonable  compensation  for changes in  reporting  required in respect of the Widely Held Fixed Investment Trust  Regulations that arise as a result of a change in the Widely Held Fixed Investment
  Trust  Regulations or a change in interpretation of the Widely Held Fixed Investment Trust Regulations by the IRS or the Depositor or
  its counsel,  if such change  requires,  in the Trustee's  reasonable  discretion,  a material  increase in the  Trustee's  reporting obligations  in respect of the Group V Grantor  Trust.

           (g)          Unless  the Trustee  has received an Opinion of Counsel to the effect that the Group V Grantor  Trust will  not become a foreign trust in the absence of the following  rule  applying,  the following  rule shall apply:  In the case of any vote or other decision of the Group V Grantor Trust  Certificateholders  under this Agreement,  each Group V Grantor Trust  Certificateholder shall certify whether it is a U.S. person or a foreign person for U.S.  federal income tax purposes (and anyone not certifying  shall be treated as foreign) and the aggregate voting power of all Group V Grantor Trust  Certificateholders that are foreign persons shall be limited to a number of votes so that the effect of such  limitation is to limit the aggregate  voting power of the foreign Group V
  Grantor Trust  Certificateholders  to one less  than the  number of votes needed to approve or block the approval of any matter being voted on. (This rule will not apply if 100% of all Group V Grantor  Trust  Certificates  are held by foreign  persons.)  Thus, in the case of an  amendment  (or other  matter)  that  requires  100% approval  by the Group V Grantor  Trust  Certificateholders,  foreign investors  shall have no votes.  In the case of an amendment or other matter that  requires the approval of a majority of the Group V
  Grantor Trust  Certificates,  foreign Group  V Grantor Trust  Certificateholders  will be treated as having,  in the  aggregate,  one less Group V Grantor  Trust  Certificate  (or if voting is by principal or similar  balance,  one less dollar of principal or similar balance) than the number of Group V Grantor Trust  Certificates  (dollars) held by U.S. persons.  In the case of a vote that requires
  66-2/3%  vote,  foreign Group V Grantor Trust  Certificateholders  in the aggregate  shall be considered to own Group V Grantor Trust
  Certificates  (principal) in the amount of one less than 1/2 of the number of Group V Grantor Trust Certificates  (principal) held by
  U.S.  persons.  The preceding rule may be amended by the Depositor  and the Trustee  without the consent of any Group V Grantor Trust
  Certificateholder  based on an Opinion of Counsel that any such change is necessary or helpful to preventing the portion of the trust consisting of the Underlying Group V Certificates from becoming treated as a foreign trust for U.S. federal income tax purposes.

Section 8.06. Group VI Exchange Trust Administration.

           (a)          It is intended  that the Group VI Exchange  Trust be  classified  for federal  income tax purposes as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code,  of which Holders of the Group VI Exchange Trust Certificates are owners, rather than as an association  taxable as a corporation, a partnership or a taxable mortgage pool. The powers granted and obligations  undertaken in this Agreement shall be construed so as to further  such intent.  Under no circumstances shall the Trustee or the  Depositor  have the power to vary the  investments  of the Holders of the Group VI Certificates  (other than REMIC II Regular
  Interests)  (the "Group VI Exchange Trust  Certificates")  in their related  assets of the  Group VI Exchange  Trust in order to take advantage of variations in the market to improve their rate of return. The Trustee  shall  be  responsible for preparing,  at its own expense,  and filing in a timely manner, on behalf of and for the Group VI Exchange Trust as a grantor trust under the Code,  federal income tax and  information  returns and reports with the IRS and income tax returns and information returns and reports of any other state or local taxing authority as are required to be so filed, using a calendar year as the taxable year of the Group VI Exchange Trust on an accrual  basis.  The Trustee  shall furnish to each Holder of a Group VI Exchange Trust Certificate at the time required by law such information reports or returns as are required by applicable federal, state or local law with  respect to the Group VI  Exchange
  Trust to enable such  Holders to prepare their tax returns  and will  furnish  comparable  information to the IRS  and  other  taxing authorities as and when required by law to do so.

           (b)          The Class VI-A-1a  Certificates  represent an ownership interest in REMIC II Regular  Certificates  VI-AE-4 and
  VI-AE-5,  the Class VI-A-1b  Certificates  represent an ownership interest  in REMIC  II Regular  Interests VI-AE-8  and VI-AE-9, the
  Class VI-A-1c  Certificates  represent an ownership interest in REMIC II Regular Interests  VI-AE-10 and VI-AE-11,  the Class VI-AE-3
  Certificates represent  an ownership  interest in REMIC II Regular Interests VI-AE-4, VI-AE-5, VI-AE-8, VI-AE-9,  VI-AE-10,  VI-AE-11
  and VI-A-2, the Class VI-AE-6 Certificates represent an ownership interest in REMIC II Regular Interests VI-AE-4,  VI-AE-5,  VI-AE-8,
  VI-AE-9, VI-AE-10 and VI-AE-11, the Class VI-AE-7 Certificates represent an ownership interest in REMIC II Regular Interests VI-AE-4,
  VI-AE-5,  VI-AE-8 and VI-AE-9, the Class VI-AE-8 Certificates  represent an ownership interest in REMIC II Regular Interests VI-AE-4,
  VI-AE-8 and VI-AE-10, the Class VI-AE-9 Certificates  represent an ownership interest in REMIC II Regular Interests VI-AE-5,  VI-AE-9 and VI-AE-11,  the Class VI-AE-10 Certificates  represent an ownership interest in REMIC II Regular Interests VI-AE-4 and VI-AE-8 and
  the Class VI-AE-11  Certificates  represent an ownership  interest in REMIC II Regular  Interests  VI-AE-5 and VI-AE-9,  in each case deposited or deemed deposited with the Trustee in exchange for such  Certificates.  On each  Distribution  Date, the Trustee shall be deemed to  distribute  to the  Holders of  the Group VI  Exchange  Trust  Certificates,  as holders of the  related  REMIC II Regular
  Interests  all amounts  deemed  distributed  with respect to the REMIC II Regular  Interests  pursuant to the  provisions  of Section
  8.04(d).
           (c)          The Depositor  intends to treat the Group VI Exchange Trust as a Widely Held Fixed  Investment  Trust that is a
  Widely Held Mortgage  Trust.  The Trustee will report as required  under the Widely Held Fixed  Investment  Trust  Regulations to the
  extent such  information as is reasonably  necessary to enable the Trustee to do so is provided to the Trustee on a timely basis. The
  Trustee is hereby  directed  pursuant to this  Agreement to assume that DTC is the only  "middleman"  (as such term is defined in the
  Widely  Held Fixed  Investment  Regulations)  unless the  Depositor  notifies  the  Trustee  in  writing of the  identities  of other
  "middlemen"  that are Holders of Group VI Exchange Trust  Certificates.  The Depositor agrees to notify the Trustee in writing of any such  additional  "middlemen"  of which it has  knowledge.  The Trustee will not be liable for any tax reporting  penalties  that may arise under the Widely Held Fixed Investment  Trust  Regulations as a result of the Depositor  incorrectly  determining the status of the Group VI Exchange Trust as a Widely Held Fixed Investment Trust.

           (d)          The Trustee,  in its discretion,  will report required Widely Held Fixed  Investment  Trust  information  using either the cash or accrual method,  except to the extent the Widely Held Fixed Investment Trust  Regulations  specifically  require a different  method.  The Trustee will be under no obligation to determine  whether any interest  Holder in the Group VI Exchange Trust uses the cash or accrual method.  The Trustee will make available Widely Held Fixed  Investment  Trust  information to Holders of the
  Group VI  Exchange  Trust  Certificates  annually.  In  addition,  the  Trustee  will not be  responsible  or  liable  for  providing subsequently amended,  revised or updated information to any interest Holder in the Group VI Exchange Trust, unless requested by such
  Holder.

           (e)          The  Trustee  shall not be liable  for  failure to meet the  reporting  requirements  of the Widely  Held Fixed
  Investment  Trust  Regulations  nor for any  penalties  thereunder  if such failure is due to: (i) the lack of  reasonably  necessary information  being provided to the Trustee,  (ii)  incomplete,  inaccurate or untimely  information  being provided to the Trustee or
  (iii) the  inability  of the  Trustee,  after good faith  efforts,  to alter its existing  information  reporting  systems to capture information  necessary to fully comply with the Widely Held Fixed  Investment  Trust  Regulations  for the 2007 calendar  year.  Each owner of a Group VI Exchange Trust Certificate,  by acceptance of its interest in such Certificate,  will be deemed to have agreed to provide the Trustee with  information  regarding any sale of such  Certificate,  including the price,  amount of proceeds and date of sale.  Absent  receipt of such  information,  and unless  informed  otherwise by the  Depositor,  the Trustee will assume there is no secondary market trading of Widely Held Fixed Investment Trust interests in respect of the Group VI Exchange Trust.

           (f)          To the extent required by the Widely Held Fixed Investment Trust  Regulations,  the Trustee will use reasonable efforts to  publish on an  appropriate  website  the CUSIPs for the Group VI  Exchange  Trust  Certificates.  The  Trustee  will make reasonable good faith efforts to keep the website accurate and updated to the extent CUSIPs have been received. Absent the receipt of a CUSIP,  the  Trustee  will use a  reasonable  identifier  number in lieu of a CUSIP.  The Trustee  will not be liable for  investor reporting delays that result from the receipt of inaccurate or untimely CUSIP information.

           (g)          The Trustee  shall be entitled to  additional  reasonable  compensation  for changes in  reporting  required in respect of the Widely Held Fixed Investment Trust  Regulations that arise as a result of a change in the Widely Held Fixed Investment
  Trust  Regulations or a change in interpretation of the Widely Held Fixed Investment Trust Regulations by the IRS or the Depositor or
  its counsel,  if such change  requires,  in the Trustee's  reasonable  discretion,  a material  increase in the  Trustee's  reporting obligations in respect of the Group VI Exchange Trust.

           (h)          Unless the Trustee has  received an Opinion of Counsel to the effect that the Group VI Exchange  Trust will not become a foreign trust in the absence of the following  rule  applying,  the following  rule shall apply:  In the case of any vote or
  other  decision  of  the  Group  VI  Exchange  Trust  Certificateholders   under  this  Agreement,   each  Group  VI  Exchange  Trust
  Certificateholders  shall certify  whether it is a U.S.  person or a foreign person for U.S.  federal income tax purposes (and anyone not certifying  shall be treated as foreign) and the aggregate  voting power of all Group VI Exchange Trust  Certificateholders  that are foreign  persons shall be limited to a number of votes so that the effect of such  limitation  is to limit the  aggregate  voting power of the foreign Group VI Exchange Trust  Certificateholders  to one less than the number of votes needed to approve or block the approval of any matter  being voted on.  (This rule will not apply if 100% of all Group VI Exchange  Trust  Certificates  are held by foreign  persons.)  Thus, in the case of an amendment  (or other  matter) that requires 100% approval by the Group VI Exchange  Trust
  Certificateholders,  foreign  investors  shall have no votes.  In the case of an amendment or other matter that requires the approval of a majority of the Group VI Exchange  Trust  Certificates,  foreign Group VI Exchange Trust  Certificateholders  will be treated as having,  in the aggregate,  one less Group VI Exchange Trust  Certificate (or if voting is by principal or similar balance,  one less dollar of principal or similar balance) than the number of Group VI Exchange Trust  Certificates  (dollars) held by U.S. persons.  In the case of a vote that  requires  66-2/3%  vote,  foreign  Group VI Exchange  Trust  Certificateholders  in the  aggregate  shall be considered  to own Group VI  Exchange  Trust  Certificates  (principal)  in the amount of one less than 1/2 of the number of Group VI
  Exchange Trust  Certificates  (principal)  held by U.S.  persons.  The preceding rule may be amended by the Depositor and the Trustee without  the  consent of any Group VI  Exchange  Trust  Certificateholder  based on an Opinion  of  Counsel  that any such  change is necessary or helpful to preventing the Group VI Exchange Trust from becoming  treated as a foreign trust for U.S.  federal income tax purposes.

Section 8.07.  Group V Exchange Trust  Administration.  (a) The Depositor  intends to treat the Group V Exchange Trust as a partnership among the Holders of the Partnership Certificates if, for federal income tax purposes, the Group V Exchange Trust is considered to have more than one owner,  or if, for federal  income tax purposes,  the Group V Exchange  Trust is considered to have a single owner,  as a division  that is ignored as an entity  separate  from such owner.  The parties  intend  that,  for federal  income tax  purposes,  the
Partnership  Certificates  represent ownership of the Group V Exchange Trust. The parties agree that, absent a change in law or written request of an appropriate  taxing  authority,  (i) the Group V Exchange Trust will file or cause to be filed annual or other  necessary returns, reports and other forms consistent with the characterization of the Group V Exchange Trust, as it relates to the assets in the
Group V Exchange Trust and the Partnership  Certificates,  as a partnership or division of the Partnership  Certificateholder,  as just described, for such tax purposes and (ii) each Holder and beneficial owner of a Partnership Certificate is hereby deemed to acknowledge and agree that, absent a change in law or written request of an appropriate taxing authority,  it will, for federal income tax purposes and any other  purpose  that  conforms  to federal  income tax law (but for no other  purpose),  treat the Group V Exchange  Trust as a partnership or division of the Partnership  Certificateholder  and will treat itself as a partner therein or as the single owner of the
Group V Exchange Trust, as just described.

           (b)          Each  beneficial  owner of a Partnership  Certificate  shall be deemed to have  instructed the Group V Exchange
  Trust Trustee to deposit its interest in the related Class V-A-1  Certificates  into the Group V Exchange Trust. The Group V Exchange
  Trust Trustee shall establish and maintain the Group V Exchange Trust Account. On each  Distribution Date, the Group V Exchange Trust
  Trustee shall be deemed to have deposited into the Group V Exchange Trust Account all amounts  distributed  with respect to the Class
  V-A-1 Certificates deposited into the Group V Exchange Trust pursuant to the provisions of Section 3.05(a).

           (c)          (i) For federal  income tax purposes and the  maintenance  of capital  accounts,  the Group V Exchange  Trust's income,  gain,  loss, deductions and credits will be allocated among the Holders of record of Partnership Certificates on the related
  Record Date for federal income tax and applicable  state and local  franchise and income tax purposes as follows:

                        (A)(1)  Interest  on any  Class  V-A-1a  Certificate  held by the Group V  Exchange  Trust  (including  accrued original  issue  discount and any Basis Risk  Shortfall  Carry Forward  Amounts (as defined in the BSABS  2007-AC3  Underlying
         Offering  Document)) for any Interest  Accrual Period shall be allocated to the Holders of the  Partnership  Certificates  pro
         rata in accordance  with their  entitlements to interest for such Interest  Accrual  Period;  (2) interest on any Class V-A-1b
         Certificate held by the Group V Exchange Trust  (including  accrued original issue discount and any Basis Risk Shortfall Carry
         Forward  Amounts (as defined in the BSABS 2007-AC3  Underlying  Offering  Document)) for any Interest  Accrual Period shall be allocated  to the Holders of the  Partnership  Certificates  (other than the Class  V-AE-5  Certificates  and the Class V-AE-6
         Certificates)  pro rata in accordance with their  entitlements to interest for such Interest Accrual Period;  and (3) interest on any Class V-A-1c  Certificate held by the Group V Exchange Trust  (including  accrued original issue discount and any Basis
         Risk  Shortfall  Carry Forward  Amounts (as defined in the BSABS  2007-AC3  Underlying  Offering  Document))  for any Interest
         Accrual Period shall be allocated to the Holders of the Class V-AE-9  Certificates and the Class V-AE-10 Certificates pro rata in accordance with their entitlements to interest for such Interest Accrual Period;

                        (B)(1)  Gain on the sale or  redemption  of any Class  V-A-1a  Certificate  held by the Group V Exchange  Trust shall be  allocated  (x) to the extent any such gain is treated as ordinary  income  under  Section  1276 of the Code,  to the
         Holders of the Partnership  Certificates pro rata in accordance with their  entitlements to interest for such Interest Accrual
         Period,  and (y) to the extent of the balance of all other gain,  to the Holders of the Class  V-AE-5,  Class V-AE-9 and Class
         V-AE-11  Certificates pro rata in accordance with the Current Principal Amount thereof;  (2) gain on the sale or redemption of any Class  V-A-1b  Certificate  held by the Group V  Exchange  Trust  shall be  allocated  (x) to the  extent any such gain is treated as ordinary  income under Section 1276 of the Code,  to the Holders of the  Partnership  Certificates  (other than the
         Class V-AE-5  Certificates and the Class V-AE-6  Certificates) pro rata in accordance with their  entitlements to interest for such Interest  Accrual Period,  and (y) to the extent of the balance of all other gain, to the Holders of the Class V-AE-9 and
         Class V-AE-11  Certificates  pro rata in accordance  with the Current  Principal  Amount  thereof;  and (3) gain on the sale or redemption of any Class V-A-1c  Certificate  held by the Group V Exchange  Trust shall be allocated (x) to the extent any such gain is treated as ordinary  income under  Section 1276 of the Code, to the Holders of the Class V-AE-9  Certificates  and the
         Class V-AE-10 Certificates pro rata in accordance with their  entitlements to interest for such Interest  Accrual Period,  and
         (y) to the extent of the balance of all other gain,  to the Holders of the Class V-AE-9  Certificates  pro rata in  accordance with the Current Principal Amount thereof;

                        (C)(1) Loss  recognized on the sale of any Class V-A-1a  Certificates  held by the Group V Exchange Trust shall be allocated 100% to the Holders of the Class V-AE-5,  Class V-AE-9 and Class V-AE11  Certificates pro rata in accordance with the  Current  Principal  Amount  thereof  (except  to the  extent  that the loss is borne  economically  by other  Holders  of
         Partnership  Certificates,  in which case it will be allocated to that extent to such other  Holders);  (2) loss recognized on the sale of any Class V-A-1b  Certificates  held by the Group V Exchange  Trust shall be allocated  100% to the Holders of the
         Class V-AE-9 and Class V-AE11  Certificates  pro rata in accordance with the Current  Principal  Amount thereof (except to the extent that the loss is borne  economically by other Holders of Partnership  Certificates,  in which case it will be allocated to that extent to such other  Holders);  and (3) loss  recognized  on the sale of any Class  V-A-1c  Certificates  held by the
         Group V Exchange Trust shall be allocated  100% to the Holders of the Class V-AE-9  Certificates  pro rata in accordance  with the  Current  Principal  Amount  thereof  (except  to the  extent  that the loss is borne  economically  by other  Holders  of
         Partnership Certificates, in which case it will be allocated to that extent to such other Holders);

                        (D) Unrecognized loss on any in-kind  distribution of any Class V-A-1 Certificates held by the Group V Exchange
         Trust shall be allocated to the Holders of the Partnership  Certificates in a manner that reflects their respective  interests in the Group V Exchange Trust and  the Class V-A-1  Certificates held by the Exchange Trust,  their shares of  the Class V-A-1
         Certificates  distributed,  and the effects on their respective  interests of such  distribution  (taking account of all facts and circumstances); and

                        (E) All  expenses  of the  Group  V  Exchange  Trust  (including  all  amortized  premium  on any  Class  V-A-1
         Certificates  held by the Group V Exchange  Trust, to the extent treated as a separate item of expense of the Group V Exchange
         Trust) for any  Interest  Accrual  Period  shall be  allocated  to the  Holders of the  Partnership  Certificates  pro rata in accordance with their entitlements to interest for such Interest Accrual Period.

                        (ii) All of the  allocations  set forth above are intended to be made in accordance  with Section 704(b) of the
Code. If allocation of the Group V Exchange  Trust's  income,  gain,  loss,  deductions  and credits as provided  above would not be in accordance  with Section 704(b) of the Code,  then  allocations  shall be made in a manner that is in accordance with Section 704(b) of the Code. If the Depositor  believes in its sole judgment that such other  allocations  are required by applicable law or  regulations, it shall promptly give notice to all Holders of Partnership Certificates.

           (d)          The Group  V E xchange  Trust  Trustee  shall  (i)  deliver  (or  cause  to be  delivered)  to each Holder of a
  Partnership  Certificate,  as may be required by the Code and applicable  Treasury  Regulations,  such information as may be required
  (including Schedule K-1 to IRS Form 1065, if the Group V Exchange Trust is treated as a partnership for federal income tax purposes), to enable each such Holder to prepare its federal and state  income tax returns,  (ii)  prepare or cause to be prepared,  and file or cause to be filed, all tax returns relating to the Group V Exchange Trust (including a partnership information return, IRS Form 1065, if the Group V Exchange  Trust is treated as a partnership  for federal  income tax purposes) make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation  thereunder so as to maintain the characterization  of the Group V Exchange Trust as a partnership or division of a single Partnership  Certificateholder,  as the case may be, for federal income tax purposes. In the event that the Partnership Certificates are held by more than one Holder, the Group V
  Exchange  Trust  Trustee  shall file an  application  with the IRS for a taxpayer  identification  number with respect to the Group V
  Exchange Trust (and, upon receipt of such number, notify the Trustee thereof).  The Group V Exchange Trust Trustee shall sign all tax information  returns  relating to the Group V Exchange Trust  Certificates,  if any. The Depositor shall be the "tax matters partner"
  within the meaning set forth in section  6231(a)(7)  of the Code and used in  subchapter  C, chapter 63 of the Code (the "Tax Matters
  Partner") for so long as it holds any  Partnership  Certificates.  All tax returns in respect of the Group V Exchange  Trust shall be signed  by  the  Depositor, or if  the  Depositor does not  hold any  Partnership Certificates,  the Certificateholder  determined to be Tax Matters  Partner,  unless some other party is required by law to sign such return (in which case such other party shall sign).
  If the Group V Exchange Trust shall be treated as a partnership for federal income tax purposes, the  Group V  Exchange Trust Trustee shall not be required to prepare and file partnership tax returns in  respect  of  such  partnership  unless  it  receives additional reasonable compensation in the amount of $15,000 (as set foth in Section 4.05(f)) for the preparation of such filings and written notification recognizing the creation of a partnership agreement or comparable documentation evidencing the  partnership,  if any.
  The foregoing  condition with respect to the receipt of written  notification  recognizing the creation of a partnership agreement or comparable documentation  evidencing the partnership,  if any, shall be deemed to be satisfied  by the delivery by a Holder of Partnership
  Certificates of the written notice specified in Section 4.05(i). Upon conversion of the Group V Exchange Trust to a partnership, the
  Trustee will request monthly Holder information  from  DTC  as of each Record Date for purposes of preparing the partnership tax returns.
  In addition,  the Holders shall provide to the Trustee information necessary  for  the Trustee to prepare the partnership tax returns including sales price and owner information.

           (e)          At any time  during  which the  Depositor  is not the Tax Matters  Partner,  the  Depositor  shall be agent and
  attorney-in-fact  of  the  Tax  Matters  Partner.  By  acceptance  of its  Partnership  Certificates,  each  Holder  of   Partnership
  Certificates  that is or becomes the Tax Matters Partner is hereby deemed to have appointed  the Depositor  for the purpose of acting on behalf of such Holder (but at the Depositor's  own expense) in complying with the obligations of Tax Matters Partner for the Group
  V Exchange Trust.  This appointment shall be coupled with an interest and is irrevocable.

           (f)          It is the intention of the parties hereto that, for federal and state income and state and local  franchise tax purposes,  the Group V Exchange Trust shall not be treated as an association taxable as a corporation,  a taxable mortgage pool, or a publicly-traded  partnership  treated as a  corporation.  Neither  the Group V Exchange  Trust  Trustee  nor any Holder of an Group V
  Exchange  Trust  Certificate  shall take any action or fail to take any action  that would  cause the Group V Exchange  Trust (or any portion thereof) to be taxable as a corporation, a taxable mortgage pool, or a publicly-traded  partnership treated as a corporation.
  Each Holder of  a Partnership  Certificate,  by its acceptance  thereof, covenants and agrees that it will not issue  interests in or obligations  secured by such certificate or issue any interest or obligation the timing or amount of payments on which are determined based on the  payments  (whether  actual or  expected)  on such  certificate,  in each case in a manner  that would cause the Group V
  Exchange Trust to become a taxable mortgage pool.

                                                              ARTICLE IX

                                                       MISCELLANEOUS PROVISIONS

Section 9.01. Amendment.

           (a)          This Agreement may be amended from time to time by the Depositor and the Trustee,  without the prior consent of any Certificateholder:

                  (i)      to cure any ambiguity;

                  (ii)     to correct or supplement any provisions herein, which may be inconsistent with any other provisions herein;

                  (iii)    to make any other  provisions with respect to matters or questions  arising under this Agreement which shall not be materially inconsistent with the existing provisions of this Agreement;

                  (iv)     to make such  modifications as may be permitted or required hereunder in connection with a repurchase of the
         Underlying Certificates pursuant to Section 2.03(c) hereof;

                  (v)      to revise or correct any  provisions  to reflect the  obligations  of the parties to this  Agreement as they relate to Regulation AB; and

                  (vi)     to facilitate the exchange of any Exchangeable or Exchanged Certificates;

provided that with respect to clause (iv) and (vi),  such amendment  shall not, as evidenced by an Opinion of Counsel  delivered to the
Trustee or a letter from each Rating Agency confirming that such amendment shall not result in a downgrade or withdrawal of a rating on any of the  Certificates  (in each case,  the expense of which shall be paid for by the  Depositor),  adversely  affect in any material respect the interests of any Certificateholder.

           (b)          Additionally, this Agreement may be amended from time  to time by  the Depositor and the Trustee with the written consent of the requesting Holder to extend the time frame for which the Partnership Certificates may be issued.

           (d)          This  Agreement  may also be amended from time to time by the  Depositor and the Trustee with the prior written consent of the Majority  Certificateholders  (or, to the extent any such amendment only effects a particular  Class of  Certificates, the Holders of at least 50% of the aggregate  Current  Principal  Amount of Certificates of such Class) for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the  provisions  of this  Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

                  (i)      reduce in any manner the amount of, or delay the timing of,  payments  which are required to be  distributed on any Certificate without the consent of the Holder of such Certificate; or

                  (ii)     modify the provisions of this Section 9.01 without the consent of the Holders of all Certificates.

           (e)          Promptly  after the  execution of any such  amendment the Trustee shall  furnish  written  notification  of the substance of such amendment to each  Certificateholder.  It shall not be necessary for the consent of  Certificateholders  under this
  Section 9.01 to approve the particular form of any proposed  amendment,  but it shall be sufficient if such consent shall approve the substance  thereof.  The  manner of  obtaining  such  consents  and of  evidencing  the  authorization  of the  execution  thereof by
  Certificateholders  shall be subject to such  reasonable  regulations as the Trustee may prescribe.  The Trustee shall also provide a copy of such amendment or notice to the Rating Agencies.

           (f)          Prior to the  execution of any amendment to this  Agreement,  the Trustee shall be entitled to receive and rely upon an Opinion of Counsel  addressed to the Trustee  stating that (i) the execution of such  amendment is authorized or permitted by this  Agreement,  (ii)  will not  result  in the  imposition  of a tax on REMIC I or  REMIC  II or cause  either  REMIC to fail to be classified  as a REMIC under the Code,  (iii) will not result in the  imposition  of a tax on the Group V Grantor  Trust or cause the
  Group V Grantor  Trust to fail to be  classified as a grantor trust under subpart E, part 1 of subchapter J of Chapter 1 of the Code,
  (iv) will not result in the  imposition  of a tax on the Group VI Exchange  Trust or cause the Group VI Exchange  Trust to fail to be classified  as a grantor  trust  under  subpart E, part 1 of  subchapter  J of Chapter 1 of the Code,  and (v) will not result in the imposition of a tax on the Group V Exchange Trust or cause the Group V Exchange  Trust to fail to be classified as a partnership  if, for federal income tax purposes,  the Group V Exchange Trust is considered to have more than one owner, or if, for federal income tax purposes,  the Group V Exchange Trust is considered to have a single owner,  as a division that is ignored as an entity separate from such owner.

           (g)          The Trustee may, but shall not be obligated to, enter into any such  amendment  which affects the Trustee's own respective rights, duties or immunities under this Agreement.

Section 9.02. Counterparts.

                  This Agreement may be executed  simultaneously  in any number of counterparts,  each of which  counterparts  shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 9.03. Limitation on Rights of Certificateholders.

           (a)          The death or incapacity of any  Certificateholder  shall not operate to terminate  this Agreement or the Trust, nor entitle such  Certificateholder's  legal  representatives  or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust,  nor otherwise  affect the rights,  obligations  and liabilities of the parties hereto or any of them.

           (b)          No  Certificateholder  shall have any right to vote (except as expressly  provided for herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto,  nor shall anything herein set forth, or contained in the terms of the Certificates,  be construed so as to constitute the  Certificateholders  from time to time as partners or members of an  association;  nor shall any  Certificateholder  be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

           (c)          No  Certificateholder  shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement,  unless such Holder  previously  shall have given to the Trustee and the  Depositor a written  notice of default  hereunder,  and of the  continuance  thereof,  as  hereinbefore provided, and unless also the Majority  Certificateholders shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee  hereunder  and shall have offered to the Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and  liabilities  to be incurred  therein or thereby,  and the  Trustee,  for 30 days after its receipt of such  notice,  request and offer of  indemnity,  shall have  neglected or refused to  institute  any such action,  suit or proceeding.  For the prosecution and enforcement of the rights granted under this Section,  each and every  Certificateholder and the
  Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 9.04. Governing Law.

                  This  Agreement  and the  Certificates  shall be  construed  in  accordance  with  the laws of the  State of New York applicable to agreements  made and to be performed in said state  (without  reference to the conflicts of law provisions of such state, other than  Sections  5-1401 and 5-1402 of the New York General  Obligations  Laws,  which shall apply  hereto),  and the  obligations, rights and remedies of the parties hereunder and the Certificateholders shall be determined in accordance with such laws.

Section 9.05. Notices.

                  All  communications  provided  for or permitted  hereunder  shall be in writing and shall be deemed to have been duly given when  delivered to: (a) in the case of the Depositor,  Structured  Asset Mortgage  Investments II Inc., 383 Madison  Avenue,  New
York, New York 10179,  or such other address as may hereafter be furnished to the Trustee in writing by the Depositor;  (b) in the case of the Trustee,  to its Corporate Trust Office;  (c) in the case of S&P,  Standard & Poor's,  a division of The McGraw-Hill  Companies,
Inc., 55 Water Street,  New York, New York 10041;  and (d) in the case of Fitch,  Fitch Ratings,  One State Street Plaza, New York, New
York 10004, or such other address as may be furnished to the other parties hereto in writing.

Section 9.06. Severability of Provisions.

                  If any one or more of the  covenants,  agreements,  provisions  or terms of this  Agreement  shall be for any  reason whatsoever held invalid, then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants, agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 9.07. Successors and Assigns.

                  The  provisions of this  Agreement  shall be binding upon and inure to the benefit of the  respective  successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

Section 9.08. Article and Section Headings.

                  The article and section  headings  herein are for  convenience  of reference  only,  and shall not limit or otherwise affect the meaning hereof.

Section 9.09. Notices to Rating Agencies.

                  The Trustee shall notify the Rating Agencies at such time as it is otherwise  required  pursuant to this Agreement to give  notice of the  occurrence  of any of the events  described  in  clauses  (a),  (b),  or (e) below or provide a copy to the Rating
Agencies at such time as otherwise required to be delivered  pursuant to this Agreement of each of the statements  described in clauses
(c) and (e) below:

           (a)          a material change or amendment to this Agreement,

           (b)          the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

           (c)          the monthly  distribution  statement  required to be made  available  or  delivered  to the  Certificateholders pursuant to Section 3.06,

           (d)          Notice of Final Distribution required to be delivered pursuant to Section 7.01(b), and

           (e)          a change in the location of the Certificate Account.

                  The Depositor shall notify the Rating Agencies of any change in its identity.

Section 9.10. Acts of Certificateholders.  (a) Any request, demand,  authorization,  direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by  Certificateholders  may be embodied in and evidenced by one or more  instruments of substantially  similar tenor signed by such  Certificateholders  in person or by an agent duly  appointed in writing.  Except as herein otherwise  expressly  provided,  such action shall become  effective when such  instrument or instruments  are delivered to the Trustee and, where it is expressly  required,  to the Depositor.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this  Agreement and  conclusive in favor of the Trustee and the Depositor,  if made in the manner provided in this Section 8.10.

           (b)          The fact and date of the  execution  by any  Person  of any such  instrument  or  writing  may be proved by the affidavit  of a witness  of such  execution  or by a  certificate  of a notary  public  or other  officer  authorized  by law to take acknowledgments  of deeds,  certifying  that the  individual  signing such  instrument or writing  acknowledged  to him the execution thereof.  Where such  execution is by a signer acting in a capacity other than his or her individual  capacity,  such  certificate or affidavit shall also constitute  sufficient proof of his or her authority.  The fact and date of the execution of any such instrument or writing,  or the authority of the  individual  executing the same,  may also be proved in any other manner which the Trustee deems sufficient.

           (c)          The  ownership  of  Certificates   (notwithstanding  any  notation  of  ownership  or  other  writing  on  such
  Certificates,  except an endorsement in accordance with Section 4.02 made on a Certificate presented in accordance with Section 4.04)
  shall be proved by the Certificate Register, and neither the Trustee, the Depositor,  nor any successor to either such party shall be affected by any notice to the contrary.

           (d)          Any request,  demand,  authorization,  direction,  notice, consent, waiver or other action of the Holder of any
  Certificate shall bind every future Holder of the same Certificate and the Holder of every  Certificate  issued upon the registration of transfer or exchange thereof,  if applicable,  or in lieu thereof with respect to anything done, omitted or suffered to be done by the Trustee,  the  Depositor,  or any successor to either such party in reliance  thereon,  whether or not notation of such action is made upon such Certificates.

           (e)          In  determining  whether the  Holders of the  requisite  Percentage  Interest  of  Certificates  have given any request, demand,  authorization,  direction, notice, consent or waiver hereunder,  Certificates owned by the Trustee or the Depositor or any Affiliate  thereof shall be  disregarded,  except that, in determining  whether the Trustee shall be protected in relying upon any such request,  demand,  authorization,  direction,  notice, consent or waiver, only Certificates which the Trustee knows to be so owned shall be so  disregarded.  Certificates  which have been pledged in good faith to the Trustee or the Depositor or any Affiliate thereof may be regarded as outstanding if the pledgor  establishes to the satisfaction of the Trustee the pledgor's right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Trustee or the Depositor, as the case may be.

                  IN WITNESS WHEREOF,  the Depositor,  the Trustee and the Group V Exchange Trust Trustee have caused their names to be signed hereto by their respective duly authorized officers, all as of the day and year first above written.

                                                    STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor

                                                    By:__/s/ Baron Silverstein_____________________________
                                                    Name: Baron Silverstein
                                                    Title: Vice President

                                                    WELLS FARGO BANK, N.A., as Trustee

                                                    By:_/s/ Stacey M. Taylor________________________________
                                                    Name: Stacey M. Taylor
                                                    Title: Vice President

                                                    WELLS FARGO BANK, N.A., as Group V Exchange Trust Trustee

                                                    By:__/s/ Stacey M. Taylor_______________________________
                                                    Name: Stacey M. Taylor
                                                    Title: Vice President

STATE OF NEW YORK                      )
                                             ss.:
COUNTY OF NEW YORK                     )

                  On the 31st day of  October,  2007  before  me, a notary  public in and for said  State,  personally  appeared  Baron
Silverstein  known to me to be the Vice President of Structured  Asset Mortgage  Investments II Inc., the corporation that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written

                                                             __/s/ Ravind Karamsingh__________________________
                                                             Notary Public

[Notarial Seal]                                              Commission Expires:

STATE OF MARYLAND                               )
                                                      ss.:
COUNTY OF HOWARD                                )

                  On the 31st day of October,  2007 before me, a notary  public in and for said State,  personally  appeared  Stacey M.
Taylor known to me to be a Vice  President  of Wells Fargo Bank,  N.A.,  the  national  banking  association  that  executed the within instrument,  and also known to me to be the person who executed it on behalf of said national banking association,  and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                             __/s/ Jennifer Richardson_________________________
                                                             Notary Public

[Notarial Seal]                                              Commission Expires:

STATE OF MARYLAND                     )
                                             ss.:
COUNTY OF HOWARD                      )

                  On the 31st day of October,  2007 before me, a notary  public in and for said State,  personally  appeared  Stacey M.
Taylor  known to me to be a Vice  President  of Wells Fargo Bank,  N.A,  the  national  banking  association  that  executed the within instrument,  and also known to me to be the person who executed it on behalf of said national banking association,  and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                             __/s/ Jennifer Richardson_________________________
                                                             Notary Public

[Notarial Seal]                                              Commission Expires:

                                                              EXHIBIT A-1

                           FORM OF GROUP I, GROUP II, GROUP III, GROUP IV, GROUP V AND GROUP VI CERTIFICATES

                                                    CLASS [ ]-A[E]-[ ] CERTIFICATE

                  [Insert for the Group I, Group II,  Group III,  Group IV and Group VI  Certificates  only]  [SOLELY FOR U.S.  FEDERAL
INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS  OWNERSHIP OF ONE OR MORE "REGULAR  INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").]

                  [Insert for the Group I, Group II, Group III, Class V-A-1,  Class V-A-2,  Class V-AE-4,  Class V-AE-5,  Class V-AE-7,
Class V-AE-8, Class V-AE-9, Class V-AE-11,  Class VI-A-1, Class VI-A-2,  Class VI-AE-3,  Class VI-AE-4,  Class VI-AE-6,  Class VI-AE-7,
Class  VI-AE-8 and Class  VI-AE-10  Certificates  only] [THE  CURRENT  PRINCIPAL  AMOUNT OF THIS  CERTIFICATE  WILL BE DECREASED BY THE
PRINCIPAL  PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT.  ACCORDINGLY,  FOLLOWING
THE INITIAL  ISSUANCE OF THE  CERTIFICATES,  THE CURRENT  PRINCIPAL  AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION
SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.]

                  [Insert for the Group IV Certificates  only] [THE CURRENT  PRINCIPAL  AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY
THE PRINCIPAL  PAYMENTS  HEREON AND REALIZED LOSSES  ALLOCABLE  HERETO AND INCREASED TO THE EXTENT OF NET DEFERRED  INTEREST  ALLOCATED
HERETO AND INCREASED AS SET FORTH IN THE  AGREEMENT.  ACCORDINGLY,  FOLLOWING  THE INITIAL  ISSUANCE OF THE  CERTIFICATES,  THE CURRENT
PRINCIPAL  AMOUNT OF THIS  CERTIFICATE  WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE MAY
ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.]

                  [Insert for the Class  V-AE-6,  Class  V-AE-10,  Class  V-AE-12,  Class  VI-AE-5,  Class  VI-AE-9 and Class  VI-AE-11
Certificates  only]  [FOLLOWING THE INITIAL  ISSUANCE OF THE  CERTIFICATES,  THE CURRENT  NOTIONAL  AMOUNT OF THIS  CERTIFCATE  WILL BE
DIFFERENENT FROM THE DENOMINATION  SHOWN BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT NOTIONAL AMOUNT BY INQUIRY
OF THE TRUSTEE NAMED HEREIN.]

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE
OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE  ISSUED WILL BE REGISTERED IN THE NAME OF CEDE &
CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST COMPANY AND ANY PAYMENT WILL BE MADE TO
CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR  OTHERWISE  BY OR TO ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED
OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  [FOR  EXCHANGEABLE  CERTIFICATES]  [THIS CLASS  [V][VI]-A-[1][2]  CERTIFICATE  IS AN  EXCHANGEABLE  CERTIFICATE  AND,
SUBJECT TO THE TERMS AND CONDITIONS OF THE AGREEMENT, MAY BE EXCHANGED FOR THE EXCHANGED CERTIFICATES.]

                  [FOR  EXCHANGED  CERTIFICATES]  [THIS CLASS  [V][VI]-A[E]-[4][5][6][7][8][9][10][11][12]  CERTIFICATE IS AN EXCHANGED
CERTIFICATE AND, SUBJECT TO THE TERMS AND CONDITIONS OF THE AGREEMENT, MAY BE EXCHANGED FOR EXCHANGEABLE CERTIFICATES.]

Certificate No. [  ]                                       [Variable] [Fixed] Pass-Through Rate

Class [   ]-A[E]-[  ]

Date of Pooling Agreement:                                 Aggregate Initial Current Notional Amount of all
As of October 31, 2007                                     Certificates of this Class as of the Closing Date:
                                                           of the Certificate]: $[         ]

First Distribution Date:                                   Initial Current Notional Amount of this
November 25, 2007                                          Certificate as of the Closing Date:
                                                           Certificate]:
                                                           $[         ]

Trustee:                                                   CUSIP: [         ]
Wells Fargo Bank, N.A.

Assumed Final Distribution Date:
[_______], 20[__]

                                             BEAR STEARNS STRUCTURED PRODUCTS INC. TRUST,
                                                            SERIES 2007-R8

         evidencing a Percentage Interest in the distributions allocable to the Class [  ]-A[E]-[  ] Certificates with respect to a Trust whose assets consist primarily of the Underlying Certificates sold by STRUCTURED ASSET MORTGAGE INVESTMENTS
         II INC.

                  This  Certificate is payable solely from the assets of the Trust, and does not represent an obligation of or interest in  Structured  Asset  Mortgage  Investments  II Inc.,  the Trustee  referred to below or any of their  affiliates or any other person.
Neither  this  Certificate  nor the  related  Underlying  Certificates  are  guaranteed  or  insured by any  governmental  entity or by
Structured Asset Mortgage  Investments II Inc. or the Trustee or any of their affiliates or any other person.  None of Structured Asset
Mortgage  Investments  II Inc., the Trustee or any of their  affiliates  will have any  obligation  with respect to any  certificate or other obligation secured by or payable from payments on the Certificates.

                  This  certifies  that Cede &  Co. is the  registered  owner of this  Certificate,  which  represents a beneficial interest,  in the Percentage Interest evidence hereby, in a trust (the "Trust") the assets of which consist primarily of the Underlying
Certificates sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The Underlying  Certificates were sold by Bear, Stearns
& Co. Inc. to SAMI II. The Trust was created pursuant to the Pooling  Agreement,  dated as of the Closing Date, (the  "Agreement"), between SAMI II, as depositor (the  "Depositor")  and Wells Fargo,  as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined  herein,  capitalized  terms used herein shall have the meaning ascribed to them in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and conditions of the
Agreement,  to which  Agreement the Holder of this  Certificate by virtue of its acceptance  hereof assents and by which such Holder is bound.

                  Interest  on this  Certificate  will  accrue  during the month  prior to the month in which a  Distribution  Date (as hereinafter  defined)  occurs on the  Current  Principal  Amount or  Current  Notional  Amount  hereof at a per annum rate equal to the
Pass-Through Rate as described in and pursuant to the Agreement. The Trustee will distribute on the 25th day of each month, or, if such
25th day is not a Business  Day, the  immediately  following  Business  Day (each,  a  "Distribution  Date"),  commencing  on the First
Distribution  Date  specified  above,  to the Person in whose name this  Certificate is registered at the close of business on the last
Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of Percentage Interest evidenced  by this  Certificate  and the amount (of  interest  and  principal,  if any)  required to be  distributed  to the Holders of
Certificates of the same Class as this Certificate.

                  [For the Group I, Group II, Group III, Group V and Group VI Certificates  only]  [Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear on the  Certificate  Register  or, if such Person so requests by notifying  the Trustee in writing as  specified in the  Agreement by wire transfer.  Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the
Trustee for that purpose and designated in such notice.  The Initial Current  Principal  Amount of this Certificate is set forth above.
The Current  Principal  Amount  hereof will be reduced to the extent of  distributions  allocable to principal  hereon and any Realized
Losses allocable hereto in accordance with the terms of the Agreement.]

                  [For the Group IV Certificates  only]  [Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled  thereto as such name and address shall appear on the Certificate  Register or, if such Person so requests by notifying  the Trustee in writing as specified in the  Agreement by wire  transfer.  Notwithstanding  the above,  the final distribution  on this  Certificate  will be made after due notice by the  Trustee of the  pendency of such  distribution  and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The Initial Current Principal Amount or the initial Current Notional Amount of this Certificate is set forth above. The Current
Principal Amount hereof will be reduced to the extent of distributions  allocable to principal hereon and any Realized Losses allocated hereto and will be increased to the extent of Net Deferred Interest allocated thereto, in each case, as set forth in the Agreement.]

                  This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the
"Certificates").  The Certificates,  in the aggregate,  evidence the entire beneficial  ownership interest in the Trust formed pursuant to the Agreement.

                  The  Certificateholder,  by its  acceptance  of this  Certificate,  agrees  that it will look solely to the Trust for payment  hereunder  and that neither the Depositor nor the Trustee are liable to the  Certificateholders  for any amount  payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This  Certificate  does not purport to  summarize  the  Agreement  and  reference  is made to the  Agreement  for the interests,  rights and limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits,  with certain  exceptions therein provided,  the amendment thereof and the modification of the rights and  obligations  of the Depositor  and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the parties  thereto with the consent of the Majority  Certificateholders  (or in certain  cases,  Holders of  Certificates  of affected Classes evidencing such percentage of the Percentage  Interests  thereof).  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this Certificate is registrable  with the  Certificate  Registrar  upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained by the Trustee for such purposes,  duly endorsed by, or  accompanied  by a written  instrument of transfer in form satisfactory  to the Trustee duly  executed by the Holder hereof or such Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  in authorized  denominations  representing  a like aggregate  Percentage  Interest will be issued to the designated transferee.

                  The  Certificates  are issuable  only as registered  Certificates  without  coupons in the Classes and  denominations specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  this  Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

                  No service charge will be made to the  Certificateholders  for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.  The Depositor,  the
Trustee and any agent of any of them may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes, and none of the Depositor, the Trustee or any such agent shall be affected by notice to the contrary.

                  [For Exchangeable  Certificates] [As provided in the Agreement and subject to certain  limitations therein set forth, this Certificate is exchangeable for a proportionate  interest in an Exchanged  Certificate in a Combination  Group. In connection with each such exchange,  the  Certificateholder  shall pay the Trustee a fee equal to $5,000 for such exchange  request.  The Trustee shall make the first  distribution  on a Certificate in such exchange  transaction  on the  Distribution  Date in the following  month to the
Certificateholder of record as of the close of business on the last day of the month of the exchange.]

                  [For  Exchanged  Certificates]  [As provided in the Agreement and subject to certain  limitations  therein set forth, this  Certificate is exchangeable  for a proportionate  interest in one or more  Exchangeable  Certificates in a Combination  Group. In connection with each such exchange,  the  Certificateholder  shall pay the Trustee a fee equal to $5,000 for such exchange request. The
Trustee shall make the first  distribution  on a Certificate  in such exchange  transaction on the  Distribution  Date in the following month to the Certificateholder of record as of the close of business on the last day of the month of the exchange.]

                  The  obligations  created by the Agreement and the Trust created thereby (other than the obligations to make payments to  Certificateholders  with respect to the  termination  of the Agreement)  shall  terminate upon the earlier of (i) the making of the final  payment on or other  liquidation  of the  Underlying  Certificate,  or (ii) the  payment to  Certificateholders  of all  amounts required to be paid to them pursuant to the Agreement.  In no event,  however,  will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been  countersigned by an authorized  signatory of the Trustee by manual signature,  this
Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: [________]                                    WELLS FARGO BANK, N.A.
                                                              Not in its individual capacity but solely as Trustee

                                                              By:_________________________________
                                                                       Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

                  This is one of the Class [  ]-A[E]-[  ] Certificates referred to in the within-mentioned Agreement.

                                                              WELLS FARGO BANK, N.A.
                                                              Authorized signatory of Wells Fargo Bank, N.A., not in its individual capacity but solely as Trustee

                                                              By:________________________________
                                                                       Authorized Signatory

                                                              ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assigns(s) and transfers unto
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
                  (please print or typewrite name and address including postal zip code of assignee)

a Percentage Interest equal to ___% evidenced by the within Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register.

         I (we)  further  direct the Trustee to issue a new  Certificate  of a like  Percentage  Interest  and Class to the above named assignee and deliver such Certificate to the following address:

Dated:

                                                       DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
____________________________________________________________________________________________________________________________________
for the account of _________________________________________________________________________________________________________________
to ________________________________________________________________________________________________________________________________.

         Applicable statements should be mailed to _________________________________________________________________________________
___________________________________________________________________________________________________________________________________.

         This information is provided by __________________________________________________________________________________________,
the Assignee named above, or ____________________________________________________,
as its agent.  The Assignee's taxpayer identification number is ___________________________

                                                              EXHIBIT A-2

                                                    FORM OF CLASS V-A-3 CERTIFICATE

                  THIS  CERTIFICATE  HAS NOT  BEEN AND WILL NOT BE  REGISTERED  UNDER  THE  SECURITIES  ACT OF 1933,  AS  AMENDED  (THE
"SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE,  AGREES THAT THIS CERTIFICATE
MAY BE REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE  TRANSFERRED  ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND
ONLY  PURSUANT  TO RULE 144A UNDER THE  SECURITIES  ACT ("RULE  144A") TO A PERSON THAT THE HOLDER  REASONABLY  BELIEVES IS A QUALIFIED
INSTITUTIONAL  BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"),  PURCHASING  FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF
A QIB, WHOM THE HOLDER HAS INFORMED,  IN EACH CASE,  THAT THE REOFFER,  RESALE,  PLEDGE OR OTHER  TRANSFER IS BEING MADE IN RELIANCE ON
RULE 144A.

                  THIS  CERTIFICATE MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE  BENEFIT PLAN OR OTHER
RETIREMENT  ARRANGEMENT  THAT IS SUBJECT TO TITLE I OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974,  AS AMENDED  ("ERISA"),
AND/OR  SECTION  4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED  (THE  "CODE")  (EACH,  A "PLAN"),  OR BY A PERSON USING "PLAN
ASSETS" OF A PLAN,  UNLESS THE PROPOSED  TRANSFEREE  PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE AND
ON WHICH IT MAY RELY WHICH IS  SATISFACTORY  TO THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  IS PERMISSIBLE  UNDER  APPLICABLE
LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND
WILL NOT SUBJECT THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No. [  ]                                       Percentage Interest: [         ]

Class V-A-3                                                CUSIP: [   ]

Date of Pooling Agreement:                                 Aggregate Initial Current Notional Amount of all
As of October 31, 2007                                     Certificates of this Class as of the Closing Date:
                                                           $[    ]

First Distribution Date:                                   Initial Current Notional Amount of this Certifcate
November 25, 2007                                          as of the Closing Date:
                                                           $[         ]
Trustee:
Wells Fargo Bank, N.A.

Assumed Final Distribution Date:
[_______], 20[__]

                                             BEAR STEARNS STRUCTURED PRODUCTS INC. TRUST,
                                                            SERIES 2007-R8

         evidencing a fractional  undivided  interest in the  distributions  allocable  to the Class V-A-3  Certificates  with respect  to the  Trust  the assets of which consist  primarily  of the  Underlying  Certificates  sold by  STRUCTURED  ASSET  MORTGAGE
         INVESTMENTS II INC.

                  This  Certificate is payable solely from the assets of the Trust, and does not represent an obligation of or interest in  Structured  Asset  Mortgage  Investments  II Inc.,  the Trustee  referred to below or any of their  affiliates or any other person.
Neither  this  Certificate  nor the  related  Underlying  Certificates  are  guaranteed  or  insured by any  governmental  entity or by
Structured Asset Mortgage  Investments II Inc. or the Trustee or any of their affiliates or any other person.  None of Structured Asset
Mortgage  Investments  II Inc., the Trustee or any of their  affiliates  will have any  obligation  with respect to any  certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that Bear, Stearns Securities Corp. is the registered owner of this Certificate which  representings a beneficial  interest,  in the  Percentage  Interest set foth above in a trust (the  "Trust")  primarily  consisting  of the  Underlying
Certificates sold by Structured Asset Mortgage Investments II Inc. ("SAMI II"). The Underlying  Certificates were sold by Bear, Stearns
& Co. Inc. to SAMI II. The Trust was created pursuant to the Pooling  Agreement,  dated as of the Closing Date, (the  "Agreement"), between SAMI II, as depositor (the  "Depositor")  and Wells Fargo,  as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined  herein,  capitalized  terms used herein shall have the meaning ascribed to them in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and conditions of the
Agreement,  to which  Agreement the Holder of this  Certificate by virtue of its acceptance  hereof assents and by which such Holder is bound.

                  The  Trustee  will  distribute  on the 25th day of each  month,  or,  if such  25th day is not a  Business  Day,  the immediately  following  Business Day (each, a "Distribution  Date"),  commencing on the First Distribution Date specified above, to the
Person in whose name this  Certificate is registered at the close of business on the last Business Day of the calendar month  preceding the month of such  Distribution  Date,  an amount equal to the product of Percentage  Interest  evidenced by this  Certificate  and the amount required to be distributed to the Holders of Certificates of the same Class as this Certificate.

                  Distributions  on this  Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address  shall appear on the  Certificate  Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement by wire transfer.  Notwithstanding  the above, the final distribution on this Certificate will be made  after due  notice  by the  Trustee  of the  pendency  of such  distribution  and only upon  presentation  and  surrender  of this
Certificate  at the office or agency  appointed by the Trustee for that purpose and  designated  in such  notice.  The Initial  Current
Principal  Amount of this  Certificate  is set forth  above.  The  Current  Principal  Amount  hereof  will be reduced to the extent of distributions  allocable to principal hereon and any Realized Losses allocable  hereto.

                  No transfer of this  Certificate  shall be made unless the  transfer is made  pursuant to an  effective  registration statement  under the  Securities  Act of 1933,  as amended  (the "1933 Act"),  and an effective  registration  or  qualification  under applicable state securities laws, or is made in a transaction that does not require such  registration or  qualification.  In the event that such a transfer of this Certificate is to be made without registration or qualification,  the Trustee shall require receipt of (i)
if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the
Certificate desiring to effect the transfer, and from such Holder's prospective transferee,  substantially in the forms attached to the
Agreement as Exhibit F, and (ii) if requested by the Trustee,  an Opinion of Counsel  satisfactory to it that such transfer may be made without such  registration or  qualification  (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor or the
Trustee in their respective capacities as such), together with copies of the written  certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's  prospective  transferee upon which such Opinion of Counsel is based.  Neither the
Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other  securities  law or to take any  action  not  otherwise  required  under the  Agreement  to permit  the  transfer  of such
Certificates without  registration or qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify  the  Trustee and the  Depositor  against any  liability  that may result if the  transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer  of this Class V-A-3  Certificate  will be made  unless the  Trustee has  received  either (i) Opinion of
Counsel  for the  benefit of the  Trustee  and which they it rely which is  satisfactory  to the  Trustee  that the  purchase  of this certificate is permissible under local law, will not constitute or result in a non-exempt  prohibited  transaction under Section 406 of the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal Revenue Code, as amended
(the  "Code"),  and will not subject the Trustee to any  obligation  or liability in addition to those  undertaken  in the Agreement or
(ii) a  representation  letter  stating that the  transferee is not acquiring  directly or indirectly  by, or on behalf of, an employee benefit plan or other  retirement  arrangement  that is subject to Title I of ERISA and/or  Section 4975 of the Code (each,  a "Plan"), or by a person using "plan assets" of a Plan.

                  This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the
"Certificates").  The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

                  The  Certificateholder,  by its  acceptance  of this  Certificate,  agrees  that it will look solely to the Trust for payment  hereunder and that the Trustee is not liable to the  Certificateholders  for any amount payable under this  Certificate or the
Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.         This     Certificate
does not purport to summarize  the  Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee .

                  The Agreement permits,  with certain  exceptions therein provided,  the amendment thereof and the modification of the rights and  obligations  of the Depositor  and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the parties  thereto with the consent of the Majority  Certificateholders  (or in certain  cases,  Holders of  Certificates  of affected Classes evidencing such percentage of the Percentage  Interests  thereof).  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this Certificate is registrable  with the  Certificate  Registrar  upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained by the Trustee for such purposes,  duly endorsed by, or  accompanied  by a written  instrument of transfer in form satisfactory  to the Trustee duly  executed by the Holder hereof or such Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  in authorized  denominations  representing  a like aggregate  Percentage  Interest will be issued to the designated transferee.

                  The  Certificates  are issuable  only as registered  Certificates  without  coupons in the Classes and  denominations specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  this  Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

                  No service charge will be made to the  Certificateholders  for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.  The Depositor,  the
Trustee and any agent of any of them may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes, and none of the Depositor, the Trustee or any such agent shall be affected by notice to the contrary.

                  The  obligations  created by the Agreement and the Trust created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the making of the final payment on or other liquidation of the Underlying Certificate,  or (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement. In no event, however, will the Trust created by the Agreement continue beyond the expiration of
21 years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been  countersigned by an authorized  signatory of the Trustee by manual signature,  this
Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: [________]                                    WELLS FARGO BANK, N.A.
                                                              Not in its individual capacity but solely as Trustee

                                                              By:_________________________________
                                                                       Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

                  This is one of the Class V-A-3 Certificates referred to in the within-mentioned Agreement.

                                                              WELLS FARGO BANK, N.A.
                                                              Authorized signatory of Wells Fargo Bank, N.A., not in its individual capacity but solely as Trustee

                                                              By:________________________________
                                                                       Authorized Signatory

                                                ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assigns(s) and transfers unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
         (please print or typewrite name and address including postal zip code of assignee)

a Percentage Interest equal to ___% evidenced by the within Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register.

         I (we) further direct the Trustee to issue a new  Certificate of a like  Percentage  Interest and
Class to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
____________________________________________________________________________
for the account of ______________________________________________________________
to ___________________________________________________________________________.

         Applicable statements should be mailed to _____________________________________
_____________________________________________________________________________.

         This information is provided by _____________________________________________, the Assignee named above, or ____________________________________________________,
as its agent.  The Assignee's taxpayer identification number is ___________________________

                                                              EXHIBIT A-3

                                                      FORM OF CLASS R CERTIFICATE

         THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR DISQUALIFIED PERSON (AS DEFINED BELOW).

         SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE  REPRESENTS A "RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT",  AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986, AS
AMENDED (THE "CODE").

         THIS CLASS R CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

         THIS  CERTIFICATE  DOES NOT  EVIDENCE AN  OBLIGATION  OF, OR AN INTEREST  IN, AND IS NOT  GUARANTEED  BY, THE  DEPOSITOR, THE
TRUSTEE OR ANY OF THEIR RESPECTIVE  AFFILIATES.  NONE OF THIS CERTIFICATE,  THE UNDERLYING  CERTIFICATES OR THE UNDERLYING MORTGAGE LOANS
ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         NO TRANSFER OF THIS  CERTIFICATE  OR ANY  INTEREST  HEREIN  SHALL BE MADE TO (I) ANY  EMPLOYEE  BENEFIT  PLAN OR OTHER PLAN OR
SIMILAR  ARRANGEMENT  (INCLUDING AN INDIVIDUAL  RETIREMENT  ACCOUNT OR ANNUITY,  A KEOGH PLAN, A BANK COLLECTIVE  INVESTMENT FUND OR AN
INSURANCE  COMPANY  GENERAL OR SEPARATE  ACCOUNT IN WHICH SUCH PLAN,  ACCOUNT OR ARRANGEMENT IS INVESTED) THAT IS SUBJECT TO TITLE I OF
THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR TO SECTION 4975 OF THE INTERNAL CODE (EACH A "PLAN") OR
(II) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY  PURCHASING  THIS  CERTIFICATE OR INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS
TRUSTEE OF OR WITH "PLAN ASSETS" (WITHIN THE MEANING OF THE DEPARTMENT OF LABOR  REGULATIONS AT 29 C.F.R. § 2510.3-101,  AS MODIFIED BY
SECTION 3(42) OF ERISA) OF A PLAN.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"),  OR
THE  SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT TO SUCH ACT AND LAWS OR IS
SOLD OR  TRANSFERRED  IN RELIANCE UPON RULE 144A UNDER THE 1933 ACT AND UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE
WITH THE PROVISIONS OF SECTION 4.02 OF THE AGREEMENT.

         ANY  RESALE,  TRANSFER  OR OTHER  DISPOSITION  OF THIS CLASS R  CERTIFICATE  MAY BE MADE ONLY IF (1) THE  PROPOSED  TRANSFEREE
PROVIDES A TRANSFER  AFFIDAVIT AND AGREEMENT TO THE TRUSTEE THAT SUCH  TRANSFEREE IS NOT (A) THE UNITED STATES,  ANY STATE OR POLITICAL
SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES,  OR ANY AGENCY OR  INSTRUMENTALITY  OF ANY OF THE FOREGOING  (OTHER THAN AN
INSTRUMENTALITY  WHICH IS A CORPORATION  IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX UNDER CHAPTER 1 OF THE CODE AND EXCEPT FOR FREDDIE
MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH  GOVERNMENTAL  UNIT),  (B) A FOREIGN  GOVERNMENT,  ANY  INTERNATIONAL
ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION  (OTHER THAN A COOPERATIVE  DESCRIBED
IN SECTION 521 OF THE CODE) WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH  ORGANIZATION  IS SUBJECT TO THE
TAX IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED  BUSINESS  TAXABLE  INCOME),
(D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER
SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS
A  "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH  TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION
OF THE PROPOSED TRANSFEREE.

         NOTWITHSTANDING  THE  REGISTRATION  IN THE  CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE OR OTHER  DISPOSITION OF THIS CLASS R
CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO
LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,
BUT NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF A CLASS R  CERTIFICATE  BY  ACCEPTANCE OF THIS
CERTIFICATE  SHALL BE DEEMED TO HAVE  CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 4.02 OF THE AGREEMENT
REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED  ORGANIZATION IS PROHIBITED FROM ACQUIRING  BENEFICIAL  OWNERSHIP OF THIS CLASS R
CERTIFICATE.

Certificate No.  [ ]                                 Percentage Interest:  100%

Class R

Date of Pooling Agreement:
As of October 31, 2007

First Distribution Date:
November 25, 2007

Assumed Final Distribution Date:
[_______], 20[__]

                                             BEAR STEARNS STRUCTURED PRODUCTS INC. TRUST,
                                                            SERIES 2007-R8

         evidencing a partial beneficial ownership interest in a trust (the "Trust") the assets of which consist primarily of the Underlying
         Certificates sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                  This certifies that Bear,  Stearns  Securities Corp. is the registered owner of this Certificate,  which represents a beneficial  interest in, the  Percentage  Interest  set forth above,  in a trust (the  "Trust") the assets of which  consist  primarily consisting  of the  Underlying  Certificates  sold by  Structured  Asset  Mortgage  Investments  II Inc.  ("SAMI II").  The  Underlying
Certificates were sold by Bear, Stearns & Co. Inc. to SAMI II. The Trust was created pursuant to the Pooling Agreement, dated as of the Closing Date (the  "Agreement"),  between SAMI II, as depositor (the  "Depositor") and Wells Fargo, as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  capitalized  terms used herein shall have the meaning  ascribed to them in the  Agreement.  This  Certificate is issued under and is subject to the terms, provisions and  conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of its acceptance  hereof assents and by which such Holder is bound.

         The  Trustee  will  distribute  on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the  immediately following  Business Day (each, a "Distribution  Date"),  commencing on the First  Distribution  Date specified  above, to the Person in whose name this  Certificate is registered at the close of business on the last Business Day of the calendar month  preceding the month of such  Distribution  Date,  an amount  equal to the product of  Percentage  Interest  evidenced by this  Certificate  and the amounts required to be distributed to the Holders of Certificates of the same Class as this Certificate.

         Distributions  on this  Certificate  will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address  shall appear on the  Certificate  Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement by wire transfer.  Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice by the Trustee of the pendency of such  distribution  and only upon  presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

         The  Certificates  are limited in right of  distribution  to certain  collections  and  recoveries  respecting  the Underlying
Certificate  (other than the  Underlying  Group V  Certificates)  or in certain  instances  distributions  thereof in kind, all as more specifically set forth herein and in the Agreement.  The registered Holder hereof, by its acceptance  hereof,  agrees that it will look solely to the Trust (to the extent of its rights  therein)  for  distributions  hereunder.  As provided in the  Agreement,  withdrawals from the Certificate  Account may be made from time to time for purposes other than, and, in certain cases, prior to,  distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the Trust.

         Any  distribution to the Holder of this  Certificate (or any predecessor  Certificate or this Class) is binding on such Holder and all future Holders of this  Certificate  and any  Certificate  issued upon the transfer  hereof or in exchange  therefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The  Certificates  are issuable in fully  registered  form only without coupons in the minimum  denomination  specified in the
Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new
Certificates in authorized  denominations  evidencing the same aggregate Percentage  Interest,  as requested by the Holder surrendering the same.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable  in the  Certificate  Register upon  surrender of this  Certificate  for  registration  of transfer at the Corporate  Trust
Office,  duly endorsed by or  accompanied  by an assignment in the form below and by such other  documents as required by the Agreement and thereupon one or more new  Certificates  in authorized  denominations  evidencing  the same aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

         Except with respect to the initial Transfer of the  Certificates,  no transfer of this  Certificate  shall be made unless that transfer is made pursuant to an effective  registration  statement  under the Securities Act of 1933, as amended (the "1933 Act"),  and effective  registration or qualification  under applicable state securities laws, or is made in reliance upon Rule 144A of the 1933 Act in a transaction which does not require such  registration or  qualification.  In the event that such a transfer of this Certificate is
to  be  made  without  registration  or  qualification,   the  Trustee  shall  require  receipt  of  written  certifications  from  the
Certificateholder  desiring to effect the transfer,  and from such  Certificateholder's  prospective  transferee,  substantially in the forms  attached to the  Agreement  as Exhibits F and Exhibit G,  respectively.  Neither the  Depositor  nor the Trustee is obligated to register or qualify the Class of  Certificates  specified on the face hereof under the 1933 Act or any other  securities law or to take any  action  not  otherwise  required  under the  Agreement  to permit  the  transfer  of such  Certificates  without  registration  or qualification.  Any  Certificateholder  desiring to effect a transfer of this  Certificate  shall be required to indemnify  the Trustee and the  Depositor  against  any  liability  that may result if the  transfer is not so exempt or is not made in  accordance  with such federal and state laws or the terms of the Agreement.

         No transfer of any  Certificate  or any interest  therein shall be made unless the Trustee has received  either (i) Opinion of
Counsel  for the  benefit of the  Trustee  and which it may rely which is  satisfactory  to the  Trustee  that the  purchase  of this certificate is permissible under local law, will not constitute or result in a non-exempt  prohibited  transaction under Section 406 of the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal Revenue Code, as amended
(the  "Code"),  and will not subject the Trustee to any  obligation  or liability in addition to those  undertaken  in the Agreement or
(ii) a  representation  letter  stating that the  transferee is not acquiring  directly or indirectly  by, or on behalf of, an employee benefit plan or other  retirement  arrangement  that is subject to Title I of ERISA and/or  Section 4975 of the Code (each,  a "Plan"), or by a person using "plan assets" of a Plan.

         The  Holder of this  Certificate,  by its  acceptance  hereof,  shall be deemed  for all  purposes  to have  consented  to the provisions  of Section 4.02 of the Agreement  and to any  amendment of the  Agreement  deemed  necessary by counsel to the Depositor to ensure that the transfer of this  Certificate to any Person other than a Permitted  Transferee or any other Person will not cause REMIC
I or REMIC II to cease to qualify as a REMIC or cause the imposition of a tax upon the trust.

         No service  charge will be made for any  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient  to cover any tax or other  governmental  charge  that may be  imposed  in  connection  with any  transfer  or  exchange  of
Certificates.

         The  Depositor  and the  Trustee  and any agent of the  Depositor  and the  Trustee  may treat the  Person in whose  name this
Certificate  is registered  as the owner hereof for all purposes,  and none of the Depositor or the Trustee nor any such agent shall be affected by notice to the contrary.

         The trust and the  obligations  of the  Depositor  and the  Trustee  created  by the  Agreement  with  respect to the
Certificates shall terminate upon distribution (or provision for distribution) to the  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement. In no event, however, will the trust created by the Agreement  continue  beyond the expiration of 21 years from the death of the last survivor of the  descendants of a specific person named in the Agreement living on the date of the Agreement.

         The Agreement  permits,  with certain  exceptions  therein provided,  the amendment thereof and the modification of the rights and  obligations  of the  Depositor  and the Trustee and the rights of the  Certificateholders  under the  Agreement at any time by the
Depositor  and the  Trustee  with the  consent of the  Majority  Certificateholders,  subject to  certain  provisions  set forth in the
Agreement.  Any such consent by the Holder of this  Certificate (or any predecessor  Certificate of such Class) shall be conclusive and binding on such Holder and upon all future Holders of this  Certificate  and of any  Certificate  issued upon the transfer hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         THE  AGREEMENT  AND THIS  CERTIFICATE  SHALL BE  CONSTRUED  IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK (OTHER THAN
PROVISIONS  THEREOF  REGARDING  CONFLICT  OF  LAWS)  AND  THE  OBLIGATIONS,  RIGHTS  AND  REMEDIES  OF THE  PARTIES  HEREUNDER  AND THE
CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Unless manually  countersigned by an authorized  signatory of the Trustee, by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: October 31, 2007                              WELLS FARGO BANK, N.A.
                                                              Not in its individual capacity but solely as Trustee

                                                              By:________________________________
                                                                       Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

                  This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                                              WELLS FARGO BANK, N.A.
                                                              Authorized signatory of Wells Fargo Bank, N.A., not in its individual capacity but solely as Trustee

                                                              By:________________________________
                                                                       Authorized Signatory

                                                              ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assigns(s) and transfers unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
         (please print or typewrite name and address including postal zip code of assignee)

a Percentage Interest equal to ___% evidenced by the within Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register.

         I (we)  further  direct the Trustee to issue a new  Certificate  of a like  Percentage  Interest  and Class to the above named assignee and deliver such Certificate to the following address:

Dated:

                                                       DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
____________________________________________________________________________
for the account of ______________________________________________________________
to ___________________________________________________________________________.

         Applicable statements should be mailed to _____________________________________
_____________________________________________________________________________.

         This information is provided by _____________________________________________, the Assignee named above, or ____________________________________________________,
as its agent.  The Assignee's taxpayer identification number is ___________________________.

                                                               EXHIBIT B

                                                      FORM OF CERTIFICATION TO BE
                                                 PROVIDED BY THE TRUSTEE TO DEPOSITOR

                  Re:      ________________________________  Trust 200_-____(the "Trust"), Certificates issued  pursuant  to the  Pooling
                  Agreement,  dated as of  ________ ,  200_ (the  "Agreement"  or "Trust Agreement"),  between  Structured  Asset Mortgage
                  Investments  II Inc., as Depositor and Wells Fargo Bank,  N.A., as Trustee and Group V Exchange Trust Trustee

                  The Trustee hereby  certifies to the Depositor,  and its officers,  directors and affiliates,  and with the knowledge and intent that they will rely upon this certification, that:

1.       I have  reviewed  the annual  report on Form 10-K for the fiscal year [____] (the  "Annual  Report"),  and all reports on Form
10-D required to be filed in respect of period covered by the Annual Report  (collectively with the Annual Report,  the "Reports"),  of the Trust;

2.       To my knowledge,  (a) the Reports,  taken as a whole, do not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the  statements  made, in light of the  circumstances  under which such  statements  were made,  not misleading  with respect to the period  covered by the Annual  Report,  and (b) the  Trustee's  assessment  of  compliance  and related attestation  report  referred to below,  taken as a whole,  do not contain any untrue  statement of a material  fact or omit to state a material  fact  necessary to make the  statements  made,  in light of the  circumstances  under which such  statements  were made,  not misleading with respect to the period covered by such assessment of compliance and attestation report;

3.       To my knowledge,  the distribution  information required to be provided by the Trustee under the Trust Agreement for inclusion in the Reports is included in the Reports;

4.       I am responsible for reviewing the activities  performed by the Trustee under the Trust  Agreement,  and based on my knowledge and the compliance  review conducted in preparing the compliance  statement of the Trustee required by the Trust Agreement,  and except as disclosed in the Reports, the Trustee has fulfilled its obligations under the Trust Agreement in all material respects; and

5.       The report on assessment of compliance with servicing  criteria  applicable to the Trustee for asset-backed  securities of the
Trustee and each  subcontractor  utilized by the Trustee and related  attestation  report on assessment of  compliance  with  servicing criteria  applicable to it required to be included in the Annual Report in accordance  with Item 1122 of Regulation AB and Exchange Act
Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report.  Any material  instances of non-compliance  are described in such report and have been disclosed in the Annual Report.

         In giving the  certifications  above,  the Trustee  has  reasonably  relied on  information  provided  to it by the  following unaffiliated parties:  [names of servicer(s), master servicer, subservicer, depositor, trustee, custodian(s)]

Date:_________________________________________

______________________________________________
[Signature]
[Title]

                                                               EXHIBIT C

                                    SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

Definitions
Trustee - waterfall calculator
Trustee - fiduciary of the transaction

                  Note:  The  definitions  above  describe the  essential  function  that the party  performs,  rather than the party's title.  So, for  example,  in a  particular  transaction,  the trustee may perform the "paying  agent" and  "securities  administrator"
functions, while in another transaction, the securities administrator may perform these functions.

                  Where there are multiple  checks for criteria the attesting  party will identify in their  management  assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Key:     X - obligation

______________________________________________________________________________________________________________________
                                    Servicing Criteria
Reg AB Reference                General Servicing Considerations                                        Trustee
______________________________________________________________________________________________________________________
1122(d)(1)(i)                Policies and procedures are instituted to monitor any                        X
                             performance or other triggers and events of default in
                             accordance with the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(1)(ii)               If any material servicing activities are outsourced to third                 X
                             parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
______________________________________________________________________________________________________________________
1122(d)(1)(iii)              Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
______________________________________________________________________________________________________________________
1122(d)(1)(iv)               A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                             agreements.
______________________________________________________________________________________________________________________
                             Cash Collection and Administration
______________________________________________________________________________________________________________________
1122(d)(2)(i)                Payments on pool assets are deposited into the appropriate                   X
                             custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(2)(ii)               Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
______________________________________________________________________________________________________________________
1122(d)(2)(iii)              Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(2)(iv)               The related accounts for the transaction, such as cash reserve               X
                             accounts or accounts established as a form of over
                             collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction
                             agreements.
______________________________________________________________________________________________________________________
1122(d)(2)(v)                Each custodial account is maintained at a federally insured                  X
                             depository institution as set forth in the transaction
                             agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
______________________________________________________________________________________________________________________
1122(d)(2)(vi)               Unissued checks are safeguarded so as to prevent unauthorized                X
                             access.
______________________________________________________________________________________________________________________
1122(d)(2)(vii)              Reconciliations are prepared on a monthly basis for all                      X
                             asset-backed securities related bank accounts, including
                             custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                             agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                             explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                             identification, or such other number of days specified in the transaction agreements.
______________________________________________________________________________________________________________________
                             Investor Remittances and Reporting
______________________________________________________________________________________________________________________
1122(d)(3)(i)                Reports to investors, including those to be filed with the                   X
                             Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                             investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the
                             Servicer.
______________________________________________________________________________________________________________________
1122(d)(3)(ii)               Amounts due to investors are allocated and remitted in                       X
                             accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(3)(iii)              Disbursements made to an investor are posted within two business             X
                             days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(3)(iv)               Amounts remitted to investors per the investor reports agree                 X
                             with cancelled checks, or other form of payment, or custodial bank statements.
______________________________________________________________________________________________________________________
                             Pool Asset Administration
______________________________________________________________________________________________________________________
1122(d)(4)(i)                Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
______________________________________________________________________________________________________________________
1122(d)(4)(ii)               Pool assets and related documents are safeguarded as required by the transaction agreements
______________________________________________________________________________________________________________________
1122(d)(4)(iii)              Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(iv)               Payments on pool assets, including any payoffs, made in
                             accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days
                             specified in the transaction agreements, and allocated to
                             principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
______________________________________________________________________________________________________________________
1122(d)(4)(v)                The Servicer's records regarding the pool assets agree with the
                             Servicer's records with respect to an obligor's unpaid principal balance.
______________________________________________________________________________________________________________________
1122(d)(4)(vi)               Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made,
                             reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
______________________________________________________________________________________________________________________
1122(d)(4)(vii)              Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                             requirements established by the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(viii)             Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                             transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the
                             transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
______________________________________________________________________________________________________________________
1122(d)(4)(ix)               Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
______________________________________________________________________________________________________________________
1122(d)(4)(x)                Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                             interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;
                             and (C) such funds are returned to the obligor within 30
                             calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction
                             agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(xi)               Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or
                             expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(xii)              Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
______________________________________________________________________________________________________________________
1122(d)(4)(xiii)             Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the
                             servicer, or such other number of days specified in the
                             transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(xiv)              Delinquencies, charge-offs and uncollectible accounts are
                             recognized and recorded in accordance with the transaction agreements.
______________________________________________________________________________________________________________________
1122(d)(4)(xv)               Any external enhancement or other support, identified in Item
                             1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                             maintained as set forth in the transaction agreements.  (In this transaction there is no external enhancement or other support.)
______________________________________________________________________________________________________________________

                                                               EXHIBIT D

                                      FORM 10-D, FORM 8-K AND FORM 10-K REPORTING RESPONSIBILITY

                  As to each item described  below, the entity  indicated as the Responsible  Party shall be primarily  responsible for reporting the  information  to the party  identified as  responsible  for preparing  the  Securities  Exchange Act Reports  pursuant to
Section 3.11 of the Pooling Agreement.

                  Under Item 1 of Form 10-D: a) items marked "Monthly Statement to  Certificateholders"  are required to be included in the periodic  Distribution  Date statement  under Section 3.06,  provided by the Trustee based on  information  received from the party providing  such  information;  and b) items  marked  "Form 10-D  report" are required to be in the Form 10-D report but not the Monthly
Statements to  Certificateholders,  provided by the party indicated.  Information  under all other Items of Form 10-D is to be included in the Form 10-D report.  All such  information  and any other Items on Form 8-K and Form 10-D set forth in this Exhibit  shall be sent to the Trustee and the Depositor.

______________________________________________________________________________________________________________________
Form         Item    Description               Trustee                       Depositor           Sponsor
______________________________________________________________________________________________________________________
10-D         Must be filed within 15 days of the distribution date for the asset-backed securities.
______________________________________________________________________________________________________________________
             1       Distribution and Pool
                     Performance Information
______________________________________________________________________________________________________________________
                     Item 1121(a) -
                     Distribution and Pool
                     Performance Information
______________________________________________________________________________________________________________________
                     (1) Any applicable        X
                     record dates, accrual
                     dates, determination      (Monthly Statements to
                     dates for calculating     Certificateholders)
                     distributions and
                     actual distribution
                     dates for the
                     distribution period.
______________________________________________________________________________________________________________________
                     (2) Cash flows received   X
                     and the sources thereof
                     for distributions, fees   (Monthly Statements to
                     and expenses.             Certificateholders)
______________________________________________________________________________________________________________________
                     (3) Calculated amounts    X
                     and distribution of the
                     flow of funds for the     (Monthly Statements to
                     period itemized by type   Certificateholders)
                     and priority of
                     payment, including:
______________________________________________________________________________________________________________________
                              (i) Fees or
                     expenses accrued and
                     paid, with an
                     identification of the
                     general purpose of such
                     fees and the party
                     receiving such fees or
                     expenses.
______________________________________________________________________________________________________________________
                              (ii) Payments    X
                     accrued or paid with
                     respect to enhancement    (Monthly Statements to
                     or other support          Certificateholders)
                     identified in Item 1114
                     of Regulation AB (such
                     as insurance premiums
                     or other enhancement
                     maintenance fees), with
                     an identification of
                     the general purpose of
                     such payments and the
                     party receiving such
                     payments.
______________________________________________________________________________________________________________________
                              (iii)            X
                     Principal, interest and
                     other distributions       (Monthly Statements to
                     accrued and paid on the   Certificateholders)
                     asset-backed securities
                     by type and by class or
                     series and any
                     principal or interest
                     shortfalls or
                     carryovers.
______________________________________________________________________________________________________________________
                              (iv) The         X
                     amount of excess cash
                     flow or excess spread     (Monthly Statements to
                     and the disposition of    Certificateholders)
                     excess cash flow.
______________________________________________________________________________________________________________________
                     (4) Beginning and         X
                     ending principal
                     balances of the           (Monthly Statements to
                     asset-backed securities.  Certificateholders)
______________________________________________________________________________________________________________________
                     (5) Interest rates        X
                     applicable to the pool
                     assets and the            (Monthly Statements to
                     asset-backed              Certificateholders)
                     securities, as
                     applicable. Consider
                     providing interest rate
                     information for pool
                     assets in appropriate
                     distributional groups
                     or incremental ranges.
______________________________________________________________________________________________________________________
                     (6) Beginning and         X
                     ending balances of
                     transaction accounts,     (Monthly Statements to
                     such as reserve           Certificateholders)
                     accounts, and material
                     account activity during
                     the period.
______________________________________________________________________________________________________________________
                     (7) Any amounts drawn     X
                     on any credit
                     enhancement or other      (Monthly Statements to
                     support identified in     Certificateholders)
                     Item 1114 of Regulation
                     AB, as applicable, and
                     the amount of coverage
                     remaining under any
                     such enhancement, if
                     known and applicable.
______________________________________________________________________________________________________________________
                     (8) Number and amount     X                             Updated pool
                     of pool assets at the                                   composition
                     beginning and ending of   (Monthly Statements to        information
                     each period, and          Certificateholders)           fields to be as
                     updated pool                                            specified by
                     composition                                             Depositor from
                     information, such as                                    time to time
                     weighted average
                     coupon, weighted
                     average remaining term,
                     pool factors and
                     prepayment amounts.
______________________________________________________________________________________________________________________
                     (9) Delinquency and       X
                     loss information for
                     the period.               (Monthly Statements to
                                               Certificateholders)
______________________________________________________________________________________________________________________
                     In addition, describe
                     any material changes to
                     the information
                     specified in Item
                     1100(b)(5) of
                     Regulation AB regarding
                     the pool assets.
                     (methodology)
______________________________________________________________________________________________________________________
                     (10) Information on the   X
                     amount, terms and
                     general purpose of any    (Monthly Statements to
                     advances made or          Certificateholders)
                     reimbursed during the
                     period, including the
                     general use of funds
                     advanced and the
                     general source of funds
                     for reimbursements.
______________________________________________________________________________________________________________________
                     (11) Any material         X
                     modifications,
                     extensions or waivers     (Monthly Statements to
                     to pool asset terms,      Certificateholders)
                     fees, penalties or
                     payments during the
                     distribution period or
                     that have cumulatively
                     become material over
                     time.
______________________________________________________________________________________________________________________
                     (12) Material breaches    X                             X
                     of pool asset
                     representations or        (if agreed upon by the
                     warranties or             parties)
                     transaction covenants.
______________________________________________________________________________________________________________________
                     (13) Information on       X
                     ratio, coverage or
                     other tests used for      (Monthly Statements to
                     determining any early     Certificateholders)
                     amortization,
                     liquidation or other
                     performance trigger and
                     whether the trigger was
                     met.
______________________________________________________________________________________________________________________
                     (14) Information                                        X
                     regarding any new
                     issuance of
                     asset-backed securities
                     backed by the same
                     asset pool,
______________________________________________________________________________________________________________________
                           information         X                             X
                           regarding any
                           pool asset
                           changes (other
                           than in
                           connection with a
                           pool asset
                           converting into
                           cash in
                           accordance with
                           its terms), such
                           as additions or
                           removals in
                           connection with a
                           prefunding or
                           revolving period
                           and pool asset
                           substitutions and
                           repurchases (and
                           purchase rates,
                           if applicable),
                           and cash flows
                           available for
                           future purchases,
                           such as the
                           balances of any
                           prefunding or
                           revolving
                           accounts, if
                           applicable.
______________________________________________________________________________________________________________________
                           Disclose any                                      X                   X
                           material changes
                           in the
                           solicitation,
                           credit-granting,
                           underwriting,
                           origination,
                           acquisition or
                           pool selection
                           criteria or
                           procedures, as
                           applicable, used
                           to originate,
                           acquire or select
                           the new pool
                           assets.
______________________________________________________________________________________________________________________
                     Item 1121(b) -                                          X
                     Pre-Funding or
                     Revolving Period
                     Information

                     Updated pool
                     information as required
                     under Item 1121(b).
______________________________________________________________________________________________________________________
             2       Legal Proceedings
______________________________________________________________________________________________________________________
                     Item 1117 - Legal
                     proceedings pending
                     against the following
                     entities, or their
                     respective property,
                     that is material to
                     Certificateholders,
                     including proceedings
                     known to be
                     contemplated by
                     governmental
                     authorities:
______________________________________________________________________________________________________________________
                     Sponsor                                                                     X
______________________________________________________________________________________________________________________
                     Depositor                                               X
______________________________________________________________________________________________________________________
                     Trustee
______________________________________________________________________________________________________________________
                     Issuing entity                                          X
______________________________________________________________________________________________________________________
                     Master Servicer,          N/A
                     affiliated Servicer,
                     other Servicer
                     servicing 20% or more
                     of pool assets at time
                     of report, other
                     material servicers
______________________________________________________________________________________________________________________
                     Securities Administrator  N/A
______________________________________________________________________________________________________________________
                     Originator of 20% or                                    X
                     more of pool assets as
                     of the Cut-off Date
______________________________________________________________________________________________________________________
                     Custodian
______________________________________________________________________________________________________________________
             3       Sales of Securities and
                     Use of Proceeds
______________________________________________________________________________________________________________________
                     Information from Item                                   X
                     2(a) of Part II of Form
                     10-Q:

                     With respect to any
                     sale of securities by
                     the sponsor, depositor
                     or issuing entity, that
                     are backed by the same
                     asset pool or are
                     otherwise issued by the
                     issuing entity, whether
                     or not registered,
                     provide the sales and
                     use of proceeds
                     information in Item 701
                     of Regulation S-K.
                     Pricing information can
                     be omitted if
                     securities were not
                     registered.
______________________________________________________________________________________________________________________
             4       Defaults Upon Senior
                     Securities
______________________________________________________________________________________________________________________
                     Information from Item 3   X
                     of Part II of Form 10-Q:

                     Report the occurrence
                     of any Event of Default
                     (after expiration of
                     any grace period and
                     provision of any
                     required notice)
______________________________________________________________________________________________________________________
             5       Submission of Matters
                     to a Vote of Security
                     Holders
______________________________________________________________________________________________________________________
                     Information from Item 4   X
                     of Part II of Form 10-Q
______________________________________________________________________________________________________________________
             6       Significant Obligors of
                     Pool Assets
______________________________________________________________________________________________________________________
                     Item 1112(b) -                                          X
                     Significant Obligor
                     Financial Information*
______________________________________________________________________________________________________________________
                     *This information need
                     only be reported on the
                     Form 10-D for the
                     distribution period in
                     which updated
                     information is required
                     pursuant to the Item.
______________________________________________________________________________________________________________________
             7       Significant Enhancement
                     Provider Information
______________________________________________________________________________________________________________________
                     Item 1114(b)(2) -
                     Credit Enhancement
                     Provider Financial
                     Information*
______________________________________________________________________________________________________________________
                           Determining                                       X
                           applicable
                           disclosure
                           threshold
______________________________________________________________________________________________________________________
                           Requesting                                        X
                           required
                           financial
                           information or
                           effecting
                           incorporation by
                           reference
______________________________________________________________________________________________________________________
                     Item 1115(b) -
                     Derivative Counterparty
                     Financial Information*
______________________________________________________________________________________________________________________
                           Determining
                           current maximum
                           probable exposure
______________________________________________________________________________________________________________________
                           Determining
                           current
                           significance
                           percentage
______________________________________________________________________________________________________________________
                           Requesting
                           required
                           financial
                           information or
                           effecting
                           incorporation by
                           reference
______________________________________________________________________________________________________________________
                     *This information need
                     only be reported on the
                     Form 10-D for the
                     distribution period in
                     which updated
                     information is required
                     pursuant to the Items.
______________________________________________________________________________________________________________________
             8       Other Information
______________________________________________________________________________________________________________________
                     Disclose any
                     information required to
                     be reported on Form 8-K
                     during the period
                     covered by the Form
                     10-D but not reported
______________________________________________________________________________________________________________________
             9       Exhibits
______________________________________________________________________________________________________________________
                     Distribution report       X
______________________________________________________________________________________________________________________
                     Exhibits required by                                    X
                     Item 601 of Regulation
                     S-K, such as material
                     agreements
______________________________________________________________________________________________________________________
8-K
______________________________________________________________________________________________________________________
             1.01    Entry into a Material
                     Definitive Agreement
______________________________________________________________________________________________________________________
                     Disclosure is required    X                             X                   X
                     regarding entry into or
                     amendment of any
                     definitive agreement
                     that is material to the
                     securitization, even if
                     depositor is not a
                     party.

                     Examples: servicing
                     agreement, custodial
                     agreement.

                     Note: disclosure not
                     required as to
                     definitive agreements
                     that are fully
                     disclosed in the
                     prospectus
______________________________________________________________________________________________________________________
             1.02    Termination of a          X                             X                   X
                     Material Definitive
                     Agreement
______________________________________________________________________________________________________________________
                     Disclosure is required
                     regarding termination
                     of  any definitive
                     agreement that is
                     material to the
                     securitization (other
                     than expiration in
                     accordance with its
                     terms), even if
                     depositor is not a
                     party.

                     Examples: servicing
                     agreement, custodial
                     agreement.
______________________________________________________________________________________________________________________
             1.03    Bankruptcy or
                     Receivership
______________________________________________________________________________________________________________________
                     Disclosure is required    X                             X                   X
                     regarding the
                     bankruptcy or
                     receivership, if known,
                     with respect to any of
                     the following:

                     Sponsor, Depositor,
                     Master Servicer,
                     affiliated Servicer,
                     other Servicer
                     servicing 20% or more
                     of pool assets at time
                     of report, other
                     material servicers,
                     Certificate
                     Administrator, Trustee,
                     significant obligor,
                     credit enhancer (10% or
                     more), derivatives
                     counterparty, Custodian
______________________________________________________________________________________________________________________
             2.04    Triggering Events that
                     Accelerate or Increase
                     a Direct Financial
                     Obligation or an
                     Obligation under an
                     Off-Balance Sheet
                     Arrangement
______________________________________________________________________________________________________________________
                     Includes an early         X
                     amortization,
                     performance trigger or
                     other event, including
                     event of default, that
                     would materially alter
                     the payment
                     priority/distribution
                     of cash
                     flows/amortization
                     schedule.

                     Disclosure will be made
                     of events other than
                     waterfall triggers
                     which are disclosed in
                     the Monthly Statement
                     to Certificateholders
______________________________________________________________________________________________________________________
             3.03    Material Modification
                     to Rights of Security
                     Holders
______________________________________________________________________________________________________________________
                     Disclosure is required    X                             X
                     of any material
                     modification to
                     documents defining the
                     rights of
                     Certificateholders,
                     including the Pooling
                     and Servicing Agreement
______________________________________________________________________________________________________________________
             5.03    Amendments to Articles
                     of Incorporation or
                     Bylaws; Change in
                     Fiscal Year
______________________________________________________________________________________________________________________
                     Disclosure is required                                  X
                     of any amendment "to
                     the governing documents
                     of the issuing entity"
______________________________________________________________________________________________________________________
             5.06    Change in Shell Company
                     Status
______________________________________________________________________________________________________________________
                     [Not applicable to ABS                                  X
                     issuers]
______________________________________________________________________________________________________________________
             6.01    ABS Informational and
                     Computational Material
______________________________________________________________________________________________________________________
                     [Not included in                                        X
                     reports to be filed
                     under Section 3.11]
______________________________________________________________________________________________________________________
             6.02    Change of Servicer or
                     Trustee
______________________________________________________________________________________________________________________
                     Requires disclosure of    X                             X
                     any removal,
                     replacement,
                     substitution or
                     addition of any master
                     servicer, affiliated
                     servicer, other
                     servicer servicing 10%
                     or more of pool assets
                     at time of report,
                     other material
                     servicers, certificate
                     administrator or
                     trustee.
______________________________________________________________________________________________________________________
                     Reg AB disclosure about   N/A
                     any new servicer is
                     also required.
______________________________________________________________________________________________________________________
                     Reg AB disclosure about   X
                     any new trustee is also   (to the extent of a new
                     required.                 trustee)
______________________________________________________________________________________________________________________
                     Reg AB disclosure about   N/A
                     any new securities
                     administrator is also
                     required.
______________________________________________________________________________________________________________________
             6.03    Change in Credit
                     Enhancement or Other
                     External Support In
                     this transaction there
                     is no external
                     enhancement or other
                     support.
______________________________________________________________________________________________________________________
                     Covers termination of                                   X
                     any enhancement in
                     manner other than by
                     its terms, the addition
                     of an enhancement, or a
                     material change in the
                     enhancement provided.
                     Applies to external
                     credit enhancements as
                     well as derivatives.
______________________________________________________________________________________________________________________
                     Reg AB disclosure about                                 X
                     any new enhancement
                     provider is also
                     required.
______________________________________________________________________________________________________________________
             6.04    Failure to Make a         X
                     Required Distribution
______________________________________________________________________________________________________________________
             6.05    Securities Act Updating
                     Disclosure
______________________________________________________________________________________________________________________
                     If any material pool                                    X
                     characteristic differs
                     by 5% or more at the
                     time of issuance of the
                     securities from the
                     description in the
                     final prospectus,
                     provide updated Reg AB
                     disclosure about the
                     actual asset pool.
______________________________________________________________________________________________________________________
                     If there are any new                                    X
                     servicers or
                     originators required to
                     be disclosed under
                     Regulation AB as a
                     result of the
                     foregoing, provide the
                     information called for
                     in Items 1108 and 1110
                     respectively.
______________________________________________________________________________________________________________________
             7.01    Regulation FD Disclosure  X                             X
______________________________________________________________________________________________________________________
             8.01    Other Events
______________________________________________________________________________________________________________________
                     Any event, with respect                                 X
                     to which information is
                     not otherwise called
                     for in Form 8-K, that
                     the registrant deems of
                     importance to security
                     holders.
______________________________________________________________________________________________________________________
             9.01    Financial Statements
                     and Exhibits
______________________________________________________________________________________________________________________
10-K
______________________________________________________________________________________________________________________
             9B      Other Information
______________________________________________________________________________________________________________________
                     Disclose any
                     information required to
                     be reported on Form 8-K
                     during the fourth
                     quarter covered by the
                     Form 10-K but not
                     reported
______________________________________________________________________________________________________________________
             15      Exhibits and Financial
                     Statement Schedules
______________________________________________________________________________________________________________________
                     Item 1112(b) -                                          X
                     Significant Obligor
                     Financial Information
______________________________________________________________________________________________________________________
                     Item 1114(b)(2) -
                     Credit Enhancement
                     Provider Financial
                     Information
______________________________________________________________________________________________________________________
                          Determining                                        X
                          applicable
                          disclosure
                          threshold
______________________________________________________________________________________________________________________
                          Requesting                                         X
                          required financial
                          information or
                          effecting
                          incorporation by
                          reference
______________________________________________________________________________________________________________________
                     Item 1115(b) -
                     Derivative Counterparty
                     Financial Information
______________________________________________________________________________________________________________________
                          Determining                                        X
                          current maximum
                          probable exposure
______________________________________________________________________________________________________________________
                          Determining
                          current
                          significance
                          percentage
______________________________________________________________________________________________________________________
                          Requesting
                          required financial
                          information or
                          effecting
                          incorporation by
                          reference
______________________________________________________________________________________________________________________
                     Item 1117 - Legal
                     proceedings pending
                     against the following
                     entities, or their
                     respective property,
                     that is material to
                     Certificateholders,
                     including proceedings
                     known to be
                     contemplated by
                     governmental
                     authorities:
______________________________________________________________________________________________________________________
                     Sponsor                                                                     X
______________________________________________________________________________________________________________________
                     Depositor                                               X
______________________________________________________________________________________________________________________
                     Trustee
______________________________________________________________________________________________________________________
                     Issuing entity                                          X
______________________________________________________________________________________________________________________
                     Master Servicer,          N/A
                     affiliated Servicer,
                     other Servicer
                     servicing 20% or more
                     of pool assets at time
                     of report, other
                     material servicers
______________________________________________________________________________________________________________________
                     Securities Administrator  N/A
______________________________________________________________________________________________________________________
                     Originator of 20% or                                    X
                     more of pool assets as
                     of the Cut-off Date
______________________________________________________________________________________________________________________
                     Custodian
______________________________________________________________________________________________________________________
                     Item 1119 -
                     Affiliations and
                     relationships between
                     the following entities,
                     or their respective
                     affiliates, that are
                     material to
                     Certificateholders:
______________________________________________________________________________________________________________________
                     Sponsor                                                                     X
______________________________________________________________________________________________________________________
                     Depositor                                               X
______________________________________________________________________________________________________________________
                     Trustee
______________________________________________________________________________________________________________________
                     Master Servicer,
                     affiliated Servicer,
                     other Servicer
                     servicing 20% or more
                     of pool assets at time
                     of report, other
                     material servicers
______________________________________________________________________________________________________________________
                     Securities Administrator  N/A
______________________________________________________________________________________________________________________
                     Originator                                              X
______________________________________________________________________________________________________________________
                     Custodian
______________________________________________________________________________________________________________________
                     Credit Enhancer/Support                                 X
                     Provider
______________________________________________________________________________________________________________________
                     Significant Obligor                                     X
______________________________________________________________________________________________________________________
                     Item 1122 - Assessment    X
                     of Compliance with
                     Servicing Criteria
______________________________________________________________________________________________________________________
                     Item 1123 - Servicer
                     Compliance Statement
______________________________________________________________________________________________________________________

                                                               EXHIBIT E

                                                  ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A. as Trustee
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com

Attn:  Corporate Trust Services - BSSP 2007-R8 - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In  accordance  with  Section  3.11 of the Pooling  Agreement,  dated as of October 31, 2007,  by and among  Structured  Asset
Mortgage  Investments II Inc., as depositor,  Wells Fargo Bank,  N.A., as trustee.  The  Undersigned,  as [ ], hereby notifies you that
certain events have come to our attention that [will][may] need to be disclosed on Form [   ].

Description of Additional Form [   ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [  ] Disclosure:

         Any inquiries related to this notification should be directed to [   ], phone number:  [   ]; email address:  [   ].

                                                              [NAME OF PARTY]
                                                              as [role]

                                                              By: _____________________________________
                                                                  Name:
                                                                  Title:

                                                               EXHIBIT F

                                                    FORM OF TRANSFEROR CERTIFICATE

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179

Wells Fargo Bank, N.A. as Trustee
9062 Old Annapolis Road
Columbia, Maryland 21045

Re:      Bear Stearns Structured Products Inc., Trust, Series 2007-R8 Certificates, Class A Certificates and Class R Certificates

Ladies and Gentlemen:

In connection  with the sale by ___________  ("Seller") to  ______________  (the  "Purchaser") of a _____  Percentage  Interest in Bear
Stearns Structured  Products Inc., Trust,  Series 2007-R8  Certificates,  [Class [_]-A-[_]] [Class R Certificates]  (collectively,  the
"Certificates"),  issued pursuant to the Pooling Agreement (the "Pooling  Agreement"),  dated as of October 1, 2007, between Structured
Asset Mortgage  Investments II Inc., as depositor (the  "Depositor") and Wells Fargo Bank, N.A. as trustee (the "Trustee") and as group
v exchange  trust  trustee (the "Group V Exchange  Trust  Trustee").  All terms used herein and not  otherwise  defined  shall have the meanings  set forth in the Pooling  Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and  covenants  with,  the
Depositor and the Trustee that:

         Neither the Seller nor anyone acting on its behalf has (a) offered,  pledged,  sold, disposed of or otherwise  transferred any
Certificate,  any interest in any  Certificate or any other similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition or other transfer of any  Certificate,  any interest in any Certificate or any other similar security from any person in any manner,  (c) has otherwise  approached or negotiated with respect to any  Certificate,  any interest in any  Certificate  or any other  similar  security  with any person in any  manner,  (d) has made any general  solicitation  by means of general  advertising  or in any other  manner,  or (e) has taken any other  action,  that (as to any of (a)  through  (e) above)  would constitute a  distribution  of the  Certificates  under the  Securities  Act of 1933,  as amended  (the  "Act"),  that would render the disposition of any Certificate a violation of Section 5 of the Act or any state  securities law, or that would require  registration or qualification  pursuant  thereto.  The Seller  will not act in any  manner  set forth in the  foregoing  sentence  with  respect to any
Certificate.  The Seller  has not and will not sell or  otherwise  transfer  any of the  Certificates,  except in  compliance  with the provisions of the Pooling Agreement.

         [No purpose of the Seller  relating to the transfer of the  Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax. The Seller  understands  that the Purchaser has delivered to the Trustee a transfer  affidavit and  agreement  in the  form  attached  to the  Pooling  Agreement  as  Exhibit  G.  The  Seller  does  not  know or  believe  that any representation  contained  therein is false.  The Seller has at the time of the transfer  conducted a reasonable  investigation  of the financial  condition of the  Purchaser as  contemplated  by Treasury  Regulations  Section  1.860E-1(c)(4)(i)  and, as a result of that investigation,  the Seller has  determined  that the  Purchaser  has  historically  paid its debts as they  become due and has found no significant  evidence to indicate  that the Purchaser  will not continue to pay its debts as they become due in the future.  The Seller understands  that the transfer of a Class R Certificate  may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes  associated  therewith)  unless the Seller has  conducted  such an  investigation.
The Seller has no actual  knowledge that the proposed  Purchaser is not both a United States Person and a Permitted  Transferee][TO  BE
INSERTED ONLY IN CONNECTION WITH CLASS R CERTIFICATES].

                                                     Very truly yours,

                                                     _________________________________________
                                                     Print Name of Transferor

                                                     By:______________________________________
                                                              Authorized Officer

                                                               EXHIBIT G

                                           FORM OF RESIDUAL TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                            )
                                    )ss.
COUNTY OF                           )

         The undersigned, being first duly sworn, deposes and says as follows:

         1.       The undersigned is an officer of                     , the proposed  transferee  (the  "Transferee")  of a Percentage
Interest in a Class R Certificate  (the  "Certificate")  issued pursuant to the Pooling  Agreement (the  "Agreement"),  relating to the above-referenced  Certificate,  between  Structured Asset Mortgage  Investments II Inc., as depositor (the "Depositor") and Wells Fargo
Bank,  N.A., as trustee (the  "Trustee").  Capitalized  terms used, but not defined  herein,  shall have the meanings  ascribed to such terms in the Agreement.  The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2.       The Transferee is, as of the date hereof, and will be, as of the date of the transfer,  a Permitted  Transferee.  The
Transferee  will  endeavor  to  remain  a  Permitted  Transferee  for so long as it  retains  its  ownership  interest  in the  Class R
Certificates.  The  Transferee  is  acquiring  its  Percentage  Interest in the  Certificate  either (i) for its own account or (ii) as nominee,  trustee or agent for another Person and has attached hereto an affidavit from such Person in  substantially  the same form as this affidavit.  The Transferee has no knowledge that any such affidavit is false.

         3.       The Transferee has been advised of, and  understands  that (i) a tax will be imposed on transfers of the  Certificate to Persons that are not  Permitted  Transferees;  (ii) such tax will be imposed on the  transferor,  or, if such transfer is through an agent (which  includes a broker,  nominee or middleman) for a Person that is not a Permitted  Transferee,  on the agent;  and (iii) the
Person  otherwise liable for the tax shall be relieved of liability for the tax if the subsequent  Transferee  furnished to such Person an affidavit that such subsequent  Transferee is a Permitted Transferee and, at the time of transfer,  such Person does not have actual knowledge that the affidavit is false.

         4.       The Transferee has been advised of, and  understands  that a tax will be imposed on a  "pass-through  entity" holding the Certificate if at any time during the taxable year of the  pass-through  entity a Person that is not a Permitted  Transferee is the record  holder of an  interest  in such  entity.  The  Transferee  understands  that such tax will not be imposed  for any period  with respect  to which the  record  holder  furnishes  to the  pass-through  entity an  affidavit  that such  record  holder is a  Permitted
Transferee  and the  pass-through  entity  does not have  actual  knowledge  that  such  affidavit  is  false.  (For  this  purpose,  a
"pass-through  entity" includes a regulated  investment  company,  a real estate  investment trust or common trust fund, a partnership, trust or estate,  and certain  cooperatives  and,  except as may be provided in Treasury  Regulations,  persons  holding  interests  in pass-through entities as a nominee for another Person.)

         5.       The Transferee has reviewed the provisions of Section 4.02 of the Agreement and  understands  the legal  consequences of the  acquisition  of an Percentage  Interest in the  Certificate  including,  without  limitation,  the  restrictions  on subsequent transfers and the provisions  regarding  voiding the transfer and mandatory sales.  The Transferee  expressly agrees to be bound by and to  abide by the  provisions  of  Section  4.02 of the  Agreement  and the  restrictions  noted  on the  face of the  Certificate.  The
Transferee  understands  and agrees that any breach of any of the  representations  included  herein  shall  render the transfer to the
Transferee contemplated hereby null and void.

         6.       The  Transferee  agrees to require a transfer  affidavit and agreement  (substantially  in the form set forth in this
Exhibit G) from any Person to whom the Transferee  attempts to transfer its Percentage  Interest in the Certificate,  and in connection with any transfer by a Person for whom the  Transferee is acting as nominee,  trustee or agent,  and the  Transferee  will not transfer its Percentage  Interest or cause any Percentage  Interest to be transferred to any Person that the Transferee knows is not a Permitted
Transferee.  In connection  with any such transfer by the  Transferee,  the  Transferee  agrees to deliver to the Trustee a certificate substantially  in the form set forth as Exhibit F to the Agreement,  to the effect that such  Transferee  has no actual  knowledge that the Person to which the transfer is to be made is not a Permitted Transferee.

         7.       The Transferee  does not have the intention to impede the assessment or collection of any tax legally  required to be paid with respect to the Certificate;  in making this representation,  the Transferee warrants that the Transferee is familiar with (i)
Treasury  Regulation section  1.860E-1(c) and amendments  thereto,  effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Annex I.

         8.       If the  Certificate is a "noneconomic  residual  interest,"  the  Transferee  understands  that, as the holder of the noneconomic  residual,  the  Transferee may incur tax  liabilities  in excess of any cash flows  generated by the interest and that the
Transferee intends to pay taxes associated with holding the residual interest as they become due.

         9.       The Transferee's taxpayer identification number is            .

         10.      The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

         11.      The Transferee is aware that the Certificate may be a "noneconomic  residual interest" within the meaning of proposed
Treasury  regulations  promulgated  pursuant to the Code and that the transferor of a noneconomic  residual interest will remain liable for any taxes due with respect to the income on such residual  interest,  unless no  significant  purpose of the transfer was to impede the assessment or collection of tax.

         12.      The Transferee is not acquiring the  Certificate  directly or indirectly for, or on behalf of, or with the assets of, an  employee  benefit  plan or other  plan or  similar  arrangement  that is  subject  to Title I of ERISA or a plan that is subject to
Section 4975 of the Code.

         13.      The Transferee consents to any additional  restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable  arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly,  by a Holder that is not a disqualified organization.

         14.      The Transferee has no present  knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates  remain  outstanding.  In this regard, the Transferee hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate  that the Transferee  intends to pay taxes  associated with holding such Class
R Certificate as they become due, fully  understanding  that it may incur tax  liabilities in excess of any cash flows generated by the
Class R Certificate.

         15.      The  Transferee  has no present  knowledge or  expectation  that it will become  insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

         16.      The Transferee  hereby agrees that it will not cause income from the Class R  Certificates  to be  attributable  to a foreign  permanent  establishment  or fixed base (within the meaning of an applicable  income tax treaty) of the  Transferee or another
United States taxpayer.

         IN WITNESS  WHEREOF,  the  Transferee  has caused this  instrument to be executed on its behalf,  pursuant to authority of its
Board of Directors,  by its duly  authorized  officer and its corporate seal to be hereunto  affixed,  duly attested,  this ____ day of
__________, ____.

                                                     [NAME OF TRANSFEREE]

                                                     By:______________________________
                                                     Name:
                                                     Title:

[Corporate Seal]

ATTEST:

_______________________
_______________________
[Assistant] Secretary

         Personally appeared before me the above-named                          ,  known or  proved  to me to be the  same  person  who
executed the foregoing  instrument  and to be the of the  Transferee,  and  acknowledged  that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this____ day of __________, ____.

                                                     _________________________________________
                                                     _________________________________________
                                                                       NOTARY PUBLIC

                                                     My Commission expires the ____ day of _____, ____.

                                                                ANNEX I
                                                             TO EXHIBIT G

                                                      DEPARTMENT OF THE TREASURY

                                                       Internal Revenue Service

                                                        26 CFR Parts 1 and 602

                                                               [TD 9004]

                                                             RIN 1545-AW98

                                               Real Estate Mortgage Investment Conduits

                                           AGENCY: Internal Revenue Service (IRS), Treasury.

                                                      ACTION: Final regulations.

                                _________________________________________________________________________

SUMMARY:  This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs).  The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES:  Effective Date:  These regulations are effective July 19, 2002.

Applicability Date:  For dates of applicability, see Sec.  1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT:  Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

         The  collection of information in this final rule has been reviewed and,  pending  receipt and evaluation of public  comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.

         The collection of information in this  regulation is in  Sec. 1.860E-1(c)(5)(ii).  This  information is required to enable the
IRS to verify that a taxpayer is complying  with the conditions of this  regulation.  The collection of information is mandatory and is required.  Otherwise,  the taxpayer  will not receive the benefit of safe harbor  treatment as provided in the  regulation.  The likely respondents are businesses and other for-profit institutions.

         Comments on the collection of information  should be sent to the Office of Management and Budget,  Attn:  Desk Officer for the
Department of the Treasury,  Office of Information and Regulatory Affairs,  Washington,  DC, 20503, with copies to the Internal Revenue
Service,  Attn: IRS Reports Clearance Officer,  W:CAR:MP:FP:S,  Washington,  DC 20224. Comments on the collection of information should be received by September 17, 2002.  Comments are specifically requested concerning:

         Whether the  collection of  information  is necessary  for the proper  performance  of the  functions of the Internal  Revenue
         Service, including whether the information will have practical utility;

         The accuracy of the estimated burden associated with the collection of information (see below);

         How the quality, utility, and clarity of the information to be collected may be enhanced;

         How the burden of complying  with the  collection  of  information  may be minimized,  including  through the  application  of automated collection techniques or other forms of information technology; and

         Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

         An agency may not  conduct or sponsor,  and a person is not  required to respond to, a  collection  of  information  unless it displays a valid control number assigned by the Office of Management and Budget.

         The  estimated  total  annual  reporting  burden is 470  hours,  based on an  estimated  number of  respondents  of 470 and an estimated average annual burden hours per respondent of one hour.

         Books or records  relating to a collection of information  must be retained as long as their  contents may become  material in the  administration of any internal revenue law.  Generally,  tax returns and tax return  information are confidential,  as required by
26 U.S.C.  6103.

Background

         This  document  contains  final  regulations  regarding  the proposed  amendments  to 26 CFR part 1 under  section 860E of the
Internal  Revenue Code (Code).  The  regulations  provide the  circumstances  under which a transferor of a noneconomic  REMIC residual interest  meeting the  investigation  and  representation  requirements  may avail itself of the safe harbor by  satisfying  either the formula test or the asset test.

         Final  regulations  governing  REMICs,  issued in 1992,  contain rules  governing the transfer of  noneconomic  REMIC residual interests.  In general, a transfer of a noneconomic  residual interest is disregarded for all tax purposes if a significant  purpose of the  transfer  is to enable the  transferor  to impede the  assessment  or  collection  of tax. A purpose to impede the  assessment  or collection of tax (a wrongful  purpose)  exists if the transferor,  at the time of the transfer,  either knew or should have known that the  transferee  would be unwilling or unable to pay taxes due on its share of the REMIC's  taxable  income.  Under a safe harbor,  the transferor of a REMIC  noneconomic  residual  interest is presumed not to have a wrongful  purpose if two  requirements  are satisfied:
(1) the transferor conducts a reasonable  investigation of the transferee's  financial condition (the investigation  requirement);  and
(2) the transferor  secures a  representation  from the transferee to the effect that the transferee  understands  the tax  obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

         The IRS and Treasury have been concerned that some transferors of noneconomic  residual  interests claim they satisfy the safe harbor even in situations  where the economics of the transfer  clearly  indicate the  transferee is unwilling or unable to pay the tax associated with holding the interest.  For this reason,  on February 7,  2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed  rulemaking  (REG-100276-97;  REG-122450-98)  designed to clarify the safe harbor by adding the  "formula  test," an economic test. The proposed  regulation  provides that the safe harbor is unavailable  unless the present value of the  anticipated tax liabilities  associated  with  holding the residual  interest  does not exceed the sum of: (1) The present  value of any  consideration given to the transferee to acquire the interest;  (2) the present value of the expected future  distributions on the interest;  and (3)
the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

         The notice of proposed rulemaking also contained rules for FASITs.  Section 1.860H-6(g) of the proposed  regulations  provides requirements  for transfers of FASIT  ownership  interests  and adopts a safe harbor by reference to the safe harbor  provisions of the
REMIC  regulations.  In January 2001, the IRS published Rev. Proc.  2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury  considered  comments on the proposed  regulations.  Under the alternative safe harbor,  if a transferor  meets the  investigation  requirement and the  representation  requirement but the transfer fails to meet the formula  test,  the  transferor  may invoke the safe harbor if the  transferee  meets a two-prong  test (the asset test).  A transferee generally  meets the  first  prong of this test if, at the time of the  transfer,  and in each of the two years  preceding  the year of transfer,  the transferee's  gross assets exceed $100 million and its net assets exceed $10 million.  A transferee  generally meets the second  prong of this test if it is a domestic,  taxable  corporation  and agrees in writing not to transfer the interest to any person other than another  domestic,  taxable  corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the  transferor  knows,  or has reason to know,  that the  transferee  will not comply with its written  agreement to limit the restrictions on subsequent transfers of the residual interest.

         Rev.  Proc.  2001-12  provides  that the asset  test  fails to be  satisfied  in the case of a  transfer  or  assignment  of a noneconomic  residual  interest  to a foreign  branch of an  otherwise  eligible  transferee.  If such a transfer  or  assignment  were permitted,  a corporate  taxpayer  might seek to claim that the  provisions of an applicable  income tax treaty would  resource  excess inclusion  income as foreign source income,  and that, as a consequence,  any U.S. tax liability  attributable to the excess  inclusion income  could be offset by foreign  tax  credits.  Such a claim  would  impede  the  assessment  or  collection  of U.S.  tax on excess inclusion  income,  contrary to the  congressional  purpose of assuring  that such  income  will be taxable in all events.  See,  e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

         The Treasury and the IRS have learned that certain taxpayers  transferring  noneconomic residual interests to foreign branches have  attempted to rely on the formula test to obtain safe harbor  treatment in an effort to impede the  assessment  or  collection  of
U.S.  tax on excess  inclusion  income.  Accordingly,  the  final  regulations  provide  that if a  noneconomic  residual  interest  is transferred  to a foreign  permanent  establishment  or fixed base of a U.S.  taxpayer,  the  transfer is not  eligible for safe harbor treatment  under either the asset test or the formula test. The final  regulations  also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

         Section  1.860E-1(c)(8)  provides  computational  rules that a taxpayer  may use to qualify for safe harbor  status  under the formula test.  Section  1.860E-1(c)(8)(i)  provides  that the  transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section  11(b).  Some  commentators  were  concerned  that this presumed rate of taxation was too high because it does not take into consideration  taxpayers subject to the alternative  minimum tax rate. In light of the comments received,  this provision has been amended in the final  regulations  to allow  certain  transferees  that compute  their  taxable  income using the  alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.

         Additionally,  Sec.  1.860E-1(c)(8)(iii)  provides  that the  present  values in the formula  test are to be computed  using a discount  rate equal to the  applicable  Federal  short-term  rate  prescribed by section  1274(d).  This is a change from the proposed regulation and Rev. Proc.  2001-12.  In those  publications  the provision  stated that ``present  values are computed using a discount rate equal to the applicable  Federal rate prescribed in section  1274(d)  compounded  semiannually"  and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows,  in the course of its trade or business,  substantial funds at such lower rate from an  unrelated  third  party." The IRS and the Treasury  Department  have learned  that,  based on this  provision, certain taxpayers have been attempting to use unrealistically  low or zero interest rates to satisfy the formula test,  frustrating the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add  unnecessary  complexity to the safe harbor.  As a result,  the rule in the proposed  regulations  that permits a transferee to use a lower discount rate, if the transferee can demonstrate  that it regularly  borrows  substantial  funds at such lower rate, is not included in the final  regulations;  and the Federal  short-term  rate has been  substituted for the applicable
Federal  rate.  To  simplify  taxpayers'  computations,  the final  regulations  allow use of any of the  published  short-term  rates, provided  that the present  values are computed  with a  corresponding  period of  compounding.  With the  exception of the  provisions relating to transfers to foreign  branches,  these changes  generally  have the proposed  applicability  date of February 4, 2000,  but taxpayers  may choose to apply the interest  rate formula set forth in the proposed  regulation  and Rev.  Proc.  2001-12 for transfers occurring before August 19, 2002.

         It is  anticipated  that when  final  regulations  are  adopted  with  respect  to FASITs,  Sec. 1.860H-6(g)  of the  proposed regulations will be adopted in substantially  its present form, with the result that the final  regulations  contained in this document will also govern  transfers  of FASIT  ownership  interests  with  substantially  the same  applicability  date as is contained in this document.

Effect on Other Documents

         Rev. Proc.  2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic  residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

         It is hereby  certified that these  regulations will not have a significant  economic impact on a substantial  number of small entities.  This  certification  is based on the fact that it is unlikely  that a substantial  number of small  entities will hold REMIC residual interests.  Therefore,  a Regulatory  Flexibility  Analysis under the Regulatory  Flexibility Act (5 U.S.C.  chapter 6) is not required.  It has been  determined  that this Treasury  decision is not a significant  regulatory  action as defined in Executive Order
12866.  Therefore,  a regulatory  assessment  is not  required.  It also has been  determined  that  sections  553(b) and 553(d) of the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

         The  principal  author of these  regulations  is Courtney  Shepardson.  However,  other  personnel  from the IRS and  Treasury
Department participated in their development.

List of Subjects

26 CFR Part 1

         Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

         Reporting and record keeping requirements.

         Adoption of Amendments to the Regulations

         Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

         Paragraph 1.  The authority citation for part 1 continues to read in part as follows:

         Authority:  26 U.S.C. 7805 * * *

                                                     Exhibit H-1

                                                FORM OF EXCHANGE LETTER

                                                                                                                              ___, 20__

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue,
Minneapolis, Minnesota 55479,
Attention: BSSP 2007-R8

      Re:   Bear Stearns Structured Products Inc. Trust, Series 2007-R8

Ladies and Gentlemen:

Pursuant to the terms of that certain  Pooling  Agreement  dated as of October 31, 2007 (the  "Agreement"),  by and between  Structured
Asset  Mortgage  Investments  II Inc.,  as depositor  and Wells Fargo Bank,  N.A., as trustee (the  "Trustee"),  we hereby  present and surrender  the  Exchangeable  Certificates  specified on Schedule I attached  hereto (the  "Exchangeable  Certificates")  and transfer, assign,  set over and otherwise convey to the Trustee,  all of our right,  title and interest in and to the Exchangeable  Certificates, including all payments of principal and interest  thereon  received after the date hereof,  in exchange for the Exchanged  Certificates specified on Schedule I attached hereto (the "Exchanged Certificates").

We agree that upon such exchange the portions of the  Exchangeable  Certificates  designated for exchange shall be deemed cancelled and replaced by the Exchanged  Certificates  issued in exchange  therefor.  We confirm that we have paid a fee to the Trustee in connection with each such exchange equal to $5,000.

To the extent any Partnership  Certificates are issued, we agree to provide written notice to the Group V Exchange Trust Trustee of any transfer of such Partnership Certificates (other than a transfer of all such Partnership Certificates to a single person for federal income tax purposes.)

                              Sincerely,

                              By:______________________________________
                                 Name:
                                 Title:

Acknowledged by:

WELLS FARGO BANK, N.A.,
     as Trustee

By:_____________________________________________
Name:
Title:

                                                              Exhibit H-2

                                                        FORM OF EXCHANGE LETTER

                                                                                                                              ___, 20__

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue,
Minneapolis, Minnesota 55479,
Attention: BSSP 2007-R8

      Re:   Bear Stearns Structured Products Inc. Trust, Series 2007-R8

Ladies and Gentlemen:

Pursuant to the terms of that certain  Pooling  Agreement  dated as of October 31, 2007 (the  "Agreement"),  by and between  Structured
Asset  Mortgage  Investments  II Inc.,  as depositor  and Wells Fargo Bank,  N.A., as trustee (the  "Trustee"),  we hereby  present and surrender the Exchanged Certificates specified on Schedule I attached hereto (the "Exchanged  Certificates") and transfer,  assign, set over and otherwise convey to the Trustee, all of our right, title and interest in and to the Exchangeable  Certificates,  including all payments of principal and interest thereon  received after the date hereof,  in exchange for the  Exchangeable  Certificates  specified on Schedule I attached hereto (the "Exchangeable Certificates").

We agree that upon such exchange the portions of the  Exchanged  Certificates  designated  for exchange  shall be deemed  cancelled and replaced  by the  Exchangeable  Certificates  issued  in  exchange  therefor.  We  confirm  that we have paid a fee to the  Trustee  in connection with each such exchange equal to $5,000.

                              Sincerely,

                              By:___________________________________________________
                                 Name:
                                 Title:

Acknowledged by:

WELLS FARGO BANK, N.A.,
     as Trustee

By:__________________________________________
Name:
Title:

                                                              SCHEDULE A

                                                        UNDERLYING CERTIFICATES

                                                                 Initial Principal        Current Principal
Full Name of Series                                                   Balance                  Balance                Class % in Trust
_______________________________________________________________________________________________________________________________________

Bear Stearns ALT-A Trust II, Mortgage Pass-Through
Certificates, Series 2007-1, Class I-A-2 Certificates               $135,776,000             $132,572,268                100.00000

Bear Stearns ALT-A Trust II, Mortgage Pass-Through                  $49,219,000              $46,863,506                 100.00000
Certificates, Series 2007-1, Class II-A-2 Certificates

Bear Stearns ALT-A Trust II, Mortgage Pass-Through                  $65,765,000              $63,815,644                 100.00000
Certificates, Series 2007-1, Class III-A-2 Certificates

Structured Asset Mortgage Investments II Trust 2007-AR7,
Mortgage Pass-Through Certificates, Series 2007-AR7, Class          $120,917,000             $121,161,272               89.623250%
A-4 Certificates

Bear Stearns Asset Backed Securities I Trust 2007-AC3,
Asset-Backed Certificates, Series 2007-AC3, Class A-1               $88,500,000              $80,360,472                25.541126%
Certificates

Bear Stearns Asset Backed Securities I Trust 2007-AC3,
Asset-Backed Certificates, Series 2007-AC3, Class A-2               $88,500,000              $80,360,472                25.541126%
Certificates

Bear Stearns Asset Backed Securities I Trust 2007-AC5,
Asset-Backed Certificates, Series 2007-AC5, Class A-5               $112,530,000             $108,185,876               49.653620%
Certificates
Bear Stearns Asset Backed Securities I Trust 2007-AC5,
Asset-Backed Certificates, Series 2007-AC5, Class A-6              $112,530,000*             $108,185,876               48.702690%
Certificates

*Notional Amount

                                                              SCHEDULE B

                                                          COMBINATION GROUPS

                                                                Group V

The Class V-A-1 Certificates and Class V-A-2 Certificates may be exchanged in the various combinations set forth below.

     Exchangeable                                          Principal Amount/Notional
      Certificates           Exchanged Certificates          Amount (as applicable)             Pass-Through Rate
__________________________________________________________________________________________________________________________________
V-A-1a, V-A-1b, V-A-1c,              V-AE-4             V-AE-4 Principal Amount: pro      underlying rate
         V-A-2                                          rata portion of Exchangeable
                                                        Certificates(1)
         V-A-1a               V-AE-5 and V-AE-6(3)      V-AE-5 Principal Amount: pro      V-AE-5:  One-Month LIBOR plus
                                                        rata portion of Exchangeable      1.10%, with a maximum rate of
                                                        Certificates(1)                   6.50% and a minimum rate of
                                                                                          1.10%(2,4)
                                                        V-AE-6 Notional Amount: pro
                                                        rata portion of Exchangeable      V-AE-6: 5.40% minus One-Month LIBOR
                                                        Certificates(1)                   with a minimum rate of 0.00%(4)

 V-A-1a, V-A-1b, V-A-1c              V-AE-7             V-AE-7 Principal Amount: pro      underlying rate
                                                        rata portion of Exchangeable
                                                        Certificates(1)

     V-A-1a, V-A-1b                  V-AE-8             V-AE-8 Principal Amount: pro      underlying rate
                                                        rata portion of Exchangeable
                                                        Certificates(1)

 V-A-1a, V-A-1b, V-A-1c      V-AE-9 and V-AE-10(3)      V-AE-9 Principal Amount: pro      V-AE-9:  One-Month LIBOR plus
                                                        rata portion of Exchangeable      1.10%, with a maximum rate of
                                                        Certificates(1)                   6.50% with a minimum rate of
                                                                                          1.10%(2,4)
                                                        V-AE-10 Notional Amount: pro
                                                        rata portion of Exchangeable      V-AE-10:  5.40% minus One-Month
                                                        Certificates(1)                   LIBOR with a minimum rate of
                                                                                          0.00%(4)

     V-A-1a, V-A-1b          V-AE-11 and V-AE-12(3)     V-AE-11 Principal Amount: pro     V-AE-11 One-Month LIBOR plus
                                                        rata portion of Exchangeable      1.10%, with a maximum rate of
                                                        Certificates(1)                   6.50% and a minimum rate of
                                                                                          1.10%(2,4)
                                                        V-AE-12 Notional Amount: pro
                                                        rata portion of Exchangeable      V-AE-12:  5.40% minus One-Month
                                                        Certificates(1)                   LIBOR with a minimum rate of
                                                                                          0.00%(4)

(1)  The Class V-AE-4, Class V-AE-5,  Class V-AE-6,  Class V-AE-7,  Class V-AE-8, Class V-AE-9, Class V-AE-10,  Class V-AE-11 and Class
     V-AE-12  Certificates  will not be entitled to receive any Additional  Class A-1 Interest  Amounts  received on the BSABS 2007-AC3
     Underlying Certificates.
(2)  The 1.10% per annum margin, the 6.50% per annum maximum rate, and the 1.10% minimum rate will be increased to 1.60% per annum, 7.00%
     per annum, and 1.60% per annum, respectively, after the first Optional Termination Date (as defined in the BSABS 2007-AC3 Underlying
     Offering Document) for the BSABS 2007-AC3 Underlying Certificates.
(3)  Exchanges for the Partnership  Certificates may only be made within six months from the Closing Date. The Partnership Certificates may not be exchanged for Certificates of the related Exchangeable Classes in the related Combination Group.
(5)  Subject to the Net WAC Cap  described  below,  prior to the first  Optional  Termination  Date (as  defined in the BSABS  2007-AC3
     Underlying  Offering  Document),  the Class V-AE-5,  Class V-AE-6,  Class V-AE-9,  Class V-AE-10,  Class V-AE-11 and Class V-AE-12
     Certificates have the Pass-Through Rate Formulas and are subject to the maximum and minimum rates indicated below.

                                                       Maximum/Minimum
                                                      Pass-Through Rate
                                                      prior to the first
                                                     Optional Termination  Formula for Calculation of Class
                       Class                                 Date                 Pass-Through Rate
Class V-AE-5, Class V-AE-9, Class                        6.50%/1.10%         One-Month LIBOR plus 1.10%
V-AE-11...............
Class V-AE-6, Class V-AE-10, Class                       5.40% /0.00%        5.40% minus One-Month LIBOR
V-AE-12............

     Subject to the Net WAC Cap described  below,  after the first  Optional  Termination  Date,  the Class V-AE-5,
     Class  V-AE-6,  Class  V-AE-9,  Class  V-AE-10,   Class  V-AE-11  and  Class  V-AE-12  Certificates  have  the
     Pass-Through Rate Formulas and are subject to the maximum and minimum rates indicated below.

                                                       Maximum/Minimum
                                                      Pass-Through Rate
                                                       after the first
                                                     Optional Termination  Formula for Calculation of Class
                       Class                                 Date                 Pass-Through Rate
Class V-AE-5, Class V-AE-9, Class                        7.00%/1.60%         One-Month LIBOR plus 1.60%
V-AE-11...............
Class V-AE-6, Class V-AE-10, Class                       5.40% /0.00%        5.40% minus One-Month LIBOR
V-AE-12............

     Notwithstanding  the foregoing,  if the weighted average of the net mortgage rates on the related  underlying  mortgage loans (the
     "Net WAC Cap") is less than 6.500% per annum (or, after the first Optional  Termination Date 7.000% per annum),  the amount of the aggregate interest shortfalls that the Class V-AE-5, Class V-AE-6,  Class V-AE-9,  Class V-AE-10,  Class V-AE-11 and Class V-AE-12
     Certifcates  incur will be allocated to such class in proportion  to their current  entitlements  to interest  calculated  without regard to the Net WAC Cap.

                                                               Group VI

The Class VI-A-1 Certificates and Class VI-A-2 Certificates may be exchanged in the various combinations set forth below.

     Exchangeable                                       Principal Amount/Notional
      Certificates          Exchanged Certificates        Amount (as applicable)            Pass-Through Rate
__________________________________________________________________________________________________________________________________
   VI-A-1a, VI-A-1b,               VI-AE-3            VI-AE-3 Principal Amount: pro   underlying rate
    VI-A-1c, VI-A-2                                   rata portion of Exchangeable
                                                      Certificates

        VI-A-1a             VI-AE-4 and VI-AE-5(1)    VI-AE-4 Principal Amount: pro   VI-AE-4:  One-Month LIBOR plus
                                                      rata portion of Exchangeable    0.85%, with a maximum rate of
                                                      Certificates                    7.000% and a minimum rate of
                                                                                      0.85%
                                                      VI-AE-5 Notional Amount: pro
                                                      rata portion of Exchangeable    VI-AE-5:  6.15% minus One-Month
                                                      Certificates                    LIBOR with a minimum rate of
                                                                                      0.00%
   VI-A-1a, VI-A-1b,               VI-AE-6            VI-AE-6 Principal Amount: pro   underlying rate
        VI-A-1c                                       rata portion of Exchangeable
                                                      Certificates

    VI-A-1a, VI-A-1b               VI-AE-7            VI-AE-7 Principal Amount: pro   underlying rate
                                                      rata portion of Exchangeable
                                                      Certificates

   VI-A-1a, VI-A-1b,        VI-AE-8 and VI-AE-9       VI-AE-8 Principal Amount: pro   VI-AE-8:  One-Month LIBOR plus
        VI-A-1c                                       rata portion of Exchangeable    0.85%, with a maximum rate of
                                                      Certificates                    7.000% and a minimum rate of
                                                                                      0.00%

                                                      VI-AE-9 Notional Amount: pro    VI-AE-9:  6.15%-One-Month
                                                      rata portion of Exchangeable    LIBOR and a minimum rate of
                                                      Certificates                    0.00%

    VI-A-1a, VI-A-1b       VI-AE-10 and VI-AE-11      VI-AE-10 Principal Amount:      VI-AE-10:  One-Month LIBOR
                                                      pro rata portion of             plus 0.85%, with a maximum
                                                      Exchangeable Certificates       rate of 7.000%

                                                      VI-AE-11 Notional Amount: pro   VI-AE-11:  6.15%-One-Month
                                                      rata portion of Exchangeable    LIBOR and a minimum rate of
                                                      Certificates                    0.00%